Exhibit 99.1
                       Pooling and Servicing Agreement

                                                           EXECUTION COPY





                            LEHMAN ABS CORPORATION,

                                   Depositor



                            GREENPOINT CREDIT, LLC,

                                 Servicer and
                                   Custodian


                                      and


               WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,
                                Backup Servicer



                        U.S. BANK NATIONAL ASSOCIATION,
                                    Trustee

                   -----------------------------------------

                        POOLING AND SERVICING AGREEMENT
                           Dated as of June 30, 2002
                   -----------------------------------------




             Lehman ABS Manufactured Housing Contract Trust 2002-A

         Lehman ABS Manufactured Housing Contract Senior/Subordinate
                          Asset-Backed Certificates

                                 Series 2002-A

                               TABLE OF CONTENTS
                               -----------------

                                                                           Page
                                                                           ----


ARTICLE I DEFINITIONS........................................................5

   SECTION 1.01.   Defined Terms.............................................5
      1933 Act...............................................................5
      Accrual Period.........................................................5
      Actuarial Contract.....................................................5
      Adverse REMIC Event....................................................5
      Adjusted Certificate Principal Balance.................................5
      Affiliate..............................................................5
      Aggregate Net Liquidation Losses.......................................5
      Agreement..............................................................6
      Annual Backup Servicing Rate...........................................6
      Annual Excess IO Strip Rate............................................6
      Annual Servicing Rate..................................................6
      Annual Trustee Fee Rate................................................6
      Annualized Current Realized Loss Ratio.................................6
      Assignment.............................................................6
      Auction Date...........................................................6
      Aurora.................................................................6
      Available Distribution Amount..........................................6
      Average Sixty-Day Delinquency Ratio....................................7
      Backup Servicer........................................................7
      Bankruptcy Code........................................................8
      Basis Risk Reserve Fund................................................8
      Book-Entry Certificate.................................................8
      Business Day...........................................................8
      Certificate............................................................8
      Certificate Account....................................................8
      Certificateholder......................................................8
      Certificate Owner......................................................9
      Certificate Principal Balance..........................................9
      Certificate Register...................................................9
      Certificate Registrar..................................................9
      Class..................................................................9
      Class 1-NAS............................................................9
      Class 1-Support Interest...............................................9
      Class 2-A-1 Interest...................................................9
      Class 2-B-1 Interest...................................................9
      Class 2-B-2 Interest...................................................9
      Class 2-Accrual Interest...............................................9
      Class 2-M-1 Interest...................................................9
      Class 2-M-2 Interest..................................................10

      Class 2-NAS Interest..................................................10
      Class A Certificate...................................................10
      Class A Margin........................................................10
      Class A Percentage....................................................10
      Class B Certificates..................................................10
      Class B Distribution Test.............................................10
      Class B Percentage....................................................11
      Class B-1 Certificate.................................................11
      Class B-1 Certificate Cap.............................................11
      Class B-1 Margin......................................................11
      Class B-2 Certificate.................................................11
      Class B-2 Certificate Cap.............................................11
      Class B-2 Certificate Reserve Account.................................12
      Class B-2 Certificate Reserve Account Required Balance................12
      Class B-2 Margin......................................................12
      Class C Certificate...................................................12
      Class M Certificates..................................................12
      Class M-1 Certificate.................................................12
      Class M-1 Distribution Test...........................................12
      Class M-1 Margin......................................................12
      Class M-1 Percentage..................................................12
      Class M-2 Certificate.................................................13
      Class M-2 Distribution Test...........................................13
      Class M-2 Margin......................................................13
      Class M-2 Percentage..................................................13
      Class R Certificate...................................................14
      Class R-1 Interest....................................................14
      Class R-2 Interest....................................................14
      Class R-3 Interest....................................................14
      Clearance System......................................................14
      Clearstream...........................................................14
      Close of Business.....................................................14
      Closing Date..........................................................14
      Code..................................................................14
      Contract..............................................................14
      Contract File.........................................................15
      Contract Pool.........................................................15
      Contract Purchase Agreement...........................................15
      Contract Rate.........................................................15
      Contract Schedule.....................................................15
      Corporate Trust Office................................................15
      Cumulative Realized Losses............................................15
      Current Realized Loss Ratio...........................................15
      Custodian.............................................................16
      Cut-off Date..........................................................16
      Cut-off Date Pool Principal Balance...................................16

      Deficiency............................................................16
      Deficiency Amount.....................................................16
      Deficiency Percentage.................................................16
      Definitive Certificates...............................................16
      Depositor.............................................................16
      Depository............................................................16
      Depository Participant................................................16
      Determination Date....................................................16
      Disqualified Organization.............................................16
      Distribution Date.....................................................17
      Due Date..............................................................17
      Due Period............................................................17
      Eligible Account......................................................17
      Eligible Investments..................................................18
      ERISA.................................................................18
      ERISA-Qualifying Underwriting.........................................18
      ERISA-Restricted Certificate..........................................18
      Estate in Real Property...............................................18
      Euroclear.............................................................18
      Excess Contract Payment...............................................18
      Excess IO Strip Amount................................................18
      Expense Adjusted Contract Rate........................................18
      Extension Fee.........................................................18
      FDIC..................................................................19
      FHLMC.................................................................19
      Fidelity Bond.........................................................19
      Final Distribution Date...............................................19
      Final Scheduled Distribution Date.....................................19
      Fixed Rate Contracts Cap..............................................19
      FNMA..................................................................19
      Formula Principal Distribution Amount.................................19
      Formula Rate..........................................................19
      GreenPoint............................................................19
      GreenPoint Bank.......................................................20
      Group I Contract......................................................20
      Group II Contract.....................................................20
      Hazard Insurance Policy...............................................20
      Holder................................................................20
      Indemnification Account...............................................20
      Independent...........................................................20
      Independent Contractor................................................20
      Insurance Proceeds....................................................21
      Interest Determination Date...........................................21
      Land Home Contract....................................................21
      Land Home Contract File...............................................21
      Late Payment Fees.....................................................21

      Latest Possible Maturity Date.........................................21
      LIBOR Business Day....................................................22
      LIBOR Cap Counterparty................................................22
      Liquidated Contract...................................................22
      Liquidation Expenses..................................................22
      Liquidation Loss Amounts..............................................22
      Liquidation Loss Interest Amount......................................22
      Liquidation Loss Interest Shortfall...................................23
      Liquidation Proceeds..................................................23
      Loan-To-Value Ratio...................................................23
      Manufactured Home.....................................................23
      Master REMIC..........................................................23
      Minimum Auction Price.................................................23
      Mezzanine Certificate.................................................23
      Monthly Additional Servicing Fee......................................23
      Monthly Advance.......................................................23
      Monthly Advance Reimbursement Amount..................................23
      Monthly Basic Servicing Fee...........................................23
      Monthly Backup Servicing Fee..........................................24
      Monthly Interest Distributable Amount.................................24
      Monthly Report........................................................24
      Monthly Servicing Fee.................................................24
      Monthly Trustee Fee...................................................24
      Moody's...............................................................24
      Mortgage..............................................................24
      Mortgaged Property....................................................24
      Net Liquidation Proceeds..............................................24
      Net Monthly Excess Cashflow...........................................24
      Net WAC...............................................................25
      Net WAC Cap Rate......................................................25
      Net WAC Cap Rate Carryover Amount.....................................25
      New Lease.............................................................25
      Nonrecoverable Advance................................................25
      Obligor...............................................................26
      Obligatory Advance....................................................26
      Offered Certificates..................................................26
      Officers' Certificate.................................................26
      One-Month LIBOR.......................................................26
      Opinion of Counsel....................................................27
      Optional Termination Date.............................................27
      Original Value........................................................27
      Outstanding...........................................................27
      Outstanding Amount Advanced...........................................27
      Overcollateralized Amount.............................................27
      Ownership Interest....................................................28
      Partial Prepayment....................................................28

      Pass-Through Rate.....................................................28
      Paying Agent..........................................................28
      Percentage Interest...................................................28
      Permitted Transferee..................................................29
      Person................................................................29
      Plan..................................................................29
      Plan Assets...........................................................29
      Pool Performance Test.................................................29
      Pool Principal Balance................................................29
      Prepayment Assumption.................................................29
      Prepayment Interest Shortfall.........................................30
      Principal Balance.....................................................30
      Principal Prepayment..................................................30
      Principal Prepayment in Full..........................................30
      Rating Agency or Rating Agencies......................................31
      Realized Loss.........................................................31
      Record Date...........................................................31
      Reference Banks.......................................................31
      Regular Certificates..................................................31
      Regulation S Global Certificate.......................................31
      Relief Act............................................................31
      Relief Act Interest Shortfall.........................................31
      REMIC.................................................................31
      REMIC 1 Regular Interests.............................................32
      REMIC 2...............................................................32
      REMIC 2 Regular Interests.............................................32
      REMIC 3...............................................................32
      REMIC 3 Regular Interests.............................................32
      REMIC Provisions......................................................32
      Rents from Real Property..............................................32
      REO Account...........................................................32
      REO Property..........................................................32
      Repurchase Obligation.................................................32
      Repurchase Price......................................................32
      Reserve Interest Rate.................................................33
      Residual Certificates.................................................33
      Responsible Officer...................................................33
      Restricted Global Certificate.........................................33
      Scheduled Amount......................................................33
      Scheduled Payment.....................................................33
      Seller................................................................33
      Servicer..............................................................33
      Servicer Deficiency Amount............................................33
      Servicer Termination Events...........................................34
      Servicing File........................................................34
      Servicing Officer.....................................................34

      Servicing Trigger.....................................................34
      Simple Interest Contract..............................................34
      Sixty-Day Delinquency Ratio...........................................34
      Standard & Poor's.....................................................34
      Startup Date..........................................................34
      Tax Matters Person....................................................34
      Tax Matters Person Certificate........................................34
      Termination Price.....................................................34
      Terminator............................................................35
      Transfer..............................................................35
      Transferee............................................................35
      Transferor............................................................35
      Trust.................................................................35
      Trustee...............................................................35
      Trust Fund............................................................35
      UCC...................................................................35
      Uncertificated Principal Balance......................................35
      Underwriter's Exemption...............................................35
      United States Person..................................................35
      Unpaid Class Principal Shortfall......................................36
      Unpaid Interest Shortfall Amount......................................36
      Voting Rights.........................................................36
      Yield Maintenance Agreements..........................................36
      Yield Maintenance Agreement Fee.......................................37

ARTICLE II CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF
CERTIFICATES................................................................38

   SECTION 2.01.    Conveyance of the Contracts.............................38
   SECTION 2.02.    Filing and Assignment...................................39
   SECTION 2.03.    Acceptance by Trustee...................................40
   SECTION 2.04.    Indemnities, Representations and Warranties of
                    the Seller..............................................40
   SECTION 2.05.    Representations and Warranties of the Depositor.........40
   SECTION 2.06.    Representations, Warranties and Covenants of
                    the Servicer............................................44
   SECTION 2.07.    Covenants of the Servicer...............................45
   SECTION 2.08.    Issuance of the Certificates............................45
   SECTION 2.09.    Conveyance of REMIC 1 Regular Interests, REMIC 2
                    Regular Interests and REMIC 3 Regular Interests.........46
   SECTION 2.10.    Covenants of the Seller, the Depositor, Trustee and
                    Servicer................................................46

ARTICLE III ADMINISTRATION AND SERVICING OF THE CONTRACTS...................47

   SECTION 3.01.    Responsibility for Contract Administration
                    and Servicing...........................................47
   SECTION 3.02.    Standard of Care........................................47
   SECTION 3.03.    Records.................................................47
   SECTION 3.04.    Inspection..............................................48
   SECTION 3.05.    Establishment of and Deposits in Certificate Account....48

   SECTION 3.06.    Payment of Taxes........................................50
   SECTION 3.07.    Enforcement.............................................50
   SECTION 3.08.    Transfer of Certificate Account.........................51
   SECTION 3.09.    Maintenance of Hazard Insurance Policies................51
   SECTION 3.10.    Fidelity Bond and Errors and Omissions Insurance........53
   SECTION 3.11.    Collections under Hazard Insurance Policies, Consent
                    to Transfers of Manufactured Homes, Assumption
                    Agreements..............................................53
   SECTION 3.12.    Realization upon Defaulted Contracts....................54
   SECTION 3.13.    Costs and Expenses......................................54
   SECTION 3.14.    Trustee to Cooperate....................................55
   SECTION 3.15.    Servicing and Other Compensation........................55
   SECTION 3.16.    Custody of Contracts....................................56
   SECTION 3.17.    REMIC Compliance........................................58
   SECTION 3.18.    Management of REO Property..............................64
   SECTION 3.19.    Reports to the Securities and Exchange Commission.......66
   SECTION 3.20.    Annual Statement as to Compliance.......................66
   SECTION 3.21.    Annual Independent Public Accountants' Servicing Report.66
   SECTION 3.22.    Retitling of Land Home Contracts........................67
   SECTION 3.23.    [RESERVED]..............................................67
   SECTION 3.24.    Monthly Advances by the Servicer........................67
   SECTION 3.25.    Permitted Withdrawals from the Certificate Account......68
   SECTION 3.26.    Backup Servicer.........................................70

ARTICLE IV PAYMENTS TO CERTIFICATEHOLDERS...................................72

   SECTION 4.01.    Distributions...........................................72
   SECTION 4.02.    Statements to Certificateholders........................78
   SECTION 4.03.    Monthly Reports.........................................82
   SECTION 4.04.    Distributions on the REMIC 1 Regular Interests..........82
   SECTION 4.05.    Certificate of Servicing Officer; Other Data............82
   SECTION 4.06.    [Reserved]..............................................83
   SECTION 4.07.    Class B-2 Certificate Reserve Account...................83
   SECTION 4.08.    Basis Risk Reserve Fund.................................85
   SECTION 4.09.    Indemnification Account.................................86

ARTICLE V THE CERTIFICATES..................................................88

   SECTION 5.01.    The Certificates........................................88
   SECTION 5.02.    Registration of Transfer and Exchange of Certificates...89
   SECTION 5.03.    Mutilated, Destroyed, Lost or Stolen Certificates.......95
   SECTION 5.04.    Persons Deemed Owners...................................96
   SECTION 5.05.    Appointment of Paying Agent.............................96

ARTICLE VI THE DEPOSITOR AND THE SERVICER...................................97

   SECTION 6.01.    Liability of the Depositor and the Servicer;
                    Liabilities to Obligors.................................97
   SECTION 6.02.    Servicer's Indemnities..................................97

   SECTION 6.03.    Operation of Indemnities................................97
   SECTION 6.04.    Merger or Consolidation of the Depositor
                    or the Servicer.........................................98
   SECTION 6.05.    Limitation on Liability of the Depositor,
                    the Servicer and Others.................................98
   SECTION 6.06.    Assignment by Servicer..................................99
   SECTION 6.07.    Successor to the Servicer...............................99
   SECTION 6.08.    Responsibility of the Depositor in Respect
                    of the Servicer........................................101

ARTICLE VII DEFAULT........................................................102

   SECTION 7.01.    Servicer Termination Events............................102
   SECTION 7.02.    Waiver of Defaults.....................................103
   SECTION 7.03.    Backup Servicer/Trustee to Act, Appointment
                    of Successor...........................................103
   SECTION 7.04.    Notification to Certificateholders.....................104
   SECTION 7.05.    Effect of Transfer.....................................104
   SECTION 7.06.    Transfer of the Account................................104
   SECTION 7.07.    Servicing Triggers.....................................105
   SECTION 7.08.    Termination of Servicer by Majority Holder of
                    Class C Certificates; Payment of Certain Expenses......105

ARTICLE VIII CONCERNING THE TRUSTEE........................................107

   SECTION 8.01.    Duties of Trustee......................................107
   SECTION 8.02.    Certain Matters Affecting the Trustee..................109
   SECTION 8.03.    Trustee Not Liable for Certificates or Contracts.......111
   SECTION 8.04.    Trustee May Own Certificates...........................111
   SECTION 8.05.    Trustee's Fees and Expenses; Indemnification...........111
   SECTION 8.06.    Eligibility Requirements for Trustee...................112
   SECTION 8.07.    Resignation and Removal of the Trustee.................112
   SECTION 8.08.    Successor Trustee......................................113
   SECTION 8.09.    Merger or Consolidation of Trustee.....................114
   SECTION 8.10.    Appointment of Co-Trustee or Separate Trustee..........114
   SECTION 8.11.    Limitation of Liability................................115
   SECTION 8.12.    Access to Trustee's Records and Officers...............115
   SECTION 8.13.    Suits for Enforcement..................................116
   SECTION 8.14.    Insurance..............................................116
   SECTION 8.15.    Reports to the Securities and Exchange Commission......116

ARTICLE IX TERMINATION.....................................................117

   SECTION 9.01.    Termination Upon Repurchase or Liquidation of
                    All Contracts..........................................117
   SECTION 9.02.    [Reserved].............................................120
   SECTION 9.03.    Additional Termination Requirements....................120

ARTICLE X [RESERVED].......................................................121


ARTICLE XI MISCELLANEOUS PROVISIONS........................................122

   SECTION 11.01.   Amendment..............................................122
   SECTION 11.02.   Recordation of Agreement; Counterparts.................123
   SECTION 11.03.   Limitation on Rights of Certificateholders.............124
   SECTION 11.04.   Governing Law..........................................124
   SECTION 11.05.   Notices................................................125
   SECTION 11.06.   Severability of Provisions.............................125
   SECTION 11.07.   Notice to Rating Agencies..............................125
   SECTION 11.08.   Article and Section References.........................126
   SECTION 11.09.   [Reserved].............................................126
   SECTION 11.10.   [Reserved].............................................126
   SECTION 11.11.   Covenants Regarding Bankruptcy, etc....................126
   SECTION 11.12.   Third-Party Beneficiaries..............................127

   Exhibits
   --------

   Exhibit A-1       Form of Class A Certificate
   Exhibit A-2       Form of Class M-1 Certificate
   Exhibit A-3       Form of Class M-2 Certificate
   Exhibit A-4       Form of Class B-1 Certificate
   Exhibit A-5       Form of Class B-2 Certificate
   Exhibit A-6       Form of Class C Certificate
   Exhibit A-7       Form of Class R Certificate
   Exhibit A-8       [Reserved]
   Exhibit B         Form of Certificate of Servicing Officer
   Exhibit C-1       [Reserved]
   Exhibit C-2       [Reserved]
   Exhibit C-3       [Reserved]
   Exhibit D         Form of Contract Purchase Agreement
   Exhibit E         Form of Request for Release
   Exhibit F         Form of Investor Certificates and Letters
   Exhibit G         Form of Certification with respect to ERISA and the Code
   Exhibit H         [Reserved]
   Exhibit I         Form of Lost Note Affidavit
   Exhibit J         Form of Residual Certificate Transfer Affidavit
   Exhibit K         [Reserved]
   Exhibit L         [Reserved]
   Schedule 1        Contract Schedule

            This POOLING AND SERVICING AGREEMENT is dated and effective as of June 30, 2002 (as amended, modified or supplemented from time to time as permitted hereby, this "Agreement") among LEHMAN ABS CORPORATION, as Depositor, GREENPOINT CREDIT, LLC, as Servicer and Custodian, WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Backup Servicer and U.S. BANK NATIONAL ASSOCIATION, as Trustee.

                            PRELIMINARY STATEMENT:

            The Depositor intends to sell manufactured housing contract asset-backed certificates, to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Contracts (as defined below). The Contracts will be serviced pursuant to the terms hereof. The Depositor hereby assigns to the Trustee, acting on behalf of the Certificateholders, its interests and rights in the Contracts. As provided herein, the Trustee will make multiple elections to treat segregated pools of assets subject to this Agreement for federal income tax purposes as three separate real estate mortgage investment conduits (each, a "REMIC").

                                    REMIC 1
                                    -------

            As provided herein, the Trustee will make an election to treat the segregated pool of assets consisting of the Contracts (exclusive of the Basis Risk Reserve Fund, the Class B-2 Certificate Reserve Account and monies received pursuant to the Yield Maintenance Agreements) subject to this Agreement as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC 1." The Class R-1 Interest will represent the sole class of "residual interests" in REMIC 1 for purposes of the REMIC Provisions (as defined herein) under federal income tax law.

            The following table irrevocably sets forth the designation, the initial Uncertificated Principal Balance and the Uncertificated REMIC 1 Pass-Through Rate of each REMIC 1 Regular Interest. None of the REMIC 1 Regular Interests will be certificated.

                                  Uncertificated      Uncertificated REMIC
                Class            Principal Balance    1 Pass-Through Rate
             -----------------   -----------------    -------------------
             1-Support                  (1)                 Net WAC
             1-Excess IO Strip          (2)                   .25%
             1-NAS                  $28,071,840             Net WAC

             R-1                        (3)                   (3)

(1) The principal balance of the Class 1-Support Interest will initially equal the principal balance of the Contracts as of the Cut-off Date less the principal balance of the Class 1-NAS Interest. All payments of principal (both prepaid and scheduled) and Realized Losses will be allocated to the Class 1-Support Interest until its principal balance is reduced to zero and then to the Class 1-NAS Interest.

(2)   Notional Balance equal to the principal balance of the Contracts.

(3) The Class R-1 Interest represents the sole class of "residual interest" in REMIC 1 for purposes of the REMIC provisions and shall not have a principal balance or bear interest.

                                    REMIC 2
                                    -------

            As provided herein, the Trustee shall make an election to treat the segregated pool of assets consisting of the REMIC 1 Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC 2".

            The following table irrevocably sets forth the designation, the initial Uncertificated Principal Balance, the Uncertificated REMIC 2 Pass-Through Rate and the Corresponding Certificate Class for each REMIC 2 Regular Interest. None of the REMIC 2 Regular Interests will be certificated.

                           Uncertificated               Uncertificated REMIC 2            Corresponding
Class                      Principal Balance            Pass-Through Rate                 Certificate Class
-------------------------  ----------------------       ------------------------          -------------------
2-A                        $               (1)          Net WAC Cap Rate                             Class A
2-M-1                                      (1)          Net WAC Cap Rate                           Class M-1
2-M-2                                      (1)          Net WAC Cap Rate                           Class M-2
2-B-1                                      (1)          Net WAC Cap Rate                           Class B-1
2-B-2                                      (1)          Net WAC Cap Rate                           Class B-2
2-Accrual                                  (2)          Net WAC Cap Rate                                 n/a
2-NAS                                      (3)                (4)                                        n/a
2-Excess IO Strip                          (5)                0.25%                                      n/a
R-2                                        (6)                (6)                                        n/a





(1) The Class 2-A Interest, Class 2-M-1 Interest, Class 2-M-2 Interest, Class 2-B-1 Interest and Class 2-B-2 Interest each have a principal balance that is initially equal to 50% of its corresponding Certificate Class issued by REMIC 3. Principal payments, both scheduled and prepaid, Realized Losses, and interest accruing on the Class 2-Accrual Interest will be allocated to each of the foregoing Classes to maintain each Class' size relative to its Corresponding Certificate Class (i.e., 50%) with any excess payments of principal and Realized Losses being allocated to the Class 2-Accrual Interest.

(2) The principal balance of the Class 2-Accrual Interest initially equals the excess of the principal balance of the Class 1-Support Interest and Class 1-NAS Interest over the aggregate principal balance of the Class 2-A Interest, Class 2-M-1 Interest, Class 2-M-2 Interest, Class 2-B-1 Interest and Class 2-B-2 Interest.

(3)   Notional Balance equal to the principal balance of the Class 1-NAS
      Interest.

(4) Interest will accrue on the Class 2-NAS Interest Notional Principal Balance at 5% from the initial Distribution Date through the Distribution Date in January, 2003. Notwithstanding the foregoing, if the Net WAC of the Contracts is less than 5%, the rate on the Class 2-NAS Interest shall be reduced by the excess of 5% over the Net WAC of the Contracts, but not below 0%.

(5)   Notional Balance equal to the principal balance of the Contracts.

(6) The Class R-2 Interest represents the sole class of "residual interest" in REMIC 2 for purposes of the REMIC provisions and shall not have a principal balance or bear interest.

                                    REMIC 3
                                    -------

            As provided herein, the Trustee shall make an election to treat the segregated pool of assets consisting of the REMIC 2 Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC 3". REMIC 3 will also be referred to herein as the "Master REMIC".

            The following table irrevocably sets forth the designation, the Pass-Through Rate and the initial Principal Balance of each REMIC 3 Regular Interests. None of the REMIC 3 Regular Interests will be certificated.


                                                             Initial
                                                          Principal (or               Pass-Through
                   Class                                Notional Balance                  Rate
                   -------------------------------  ----------------------------     -------------
                   A                                          $77,666,000               0.45%(1)
                   M-1                                          7,995,000               1.25%(1)
                   M-2                                          7,995,000               2.25%(1)
                   B-1                                          7,995,000               4.00%(1)
                   B-2                                          5,711,000               7.25%(1)
                   3-Excess IO Strip                                   (2)              0.25%(3)
                   3-Yield Maintenance                                 (4)                   (4)
                   Agreement Fee
                   C                                       114,214,791.98*                   (5)
                   R                                                   (6)                  0%

      *Notional Balance

(1)   One Month LIBOR plus the specified margin, subject to the Net WAC Cap
      Rate.

(2) Notional balance equal to the principal balance of the Class 2-Excess IO Strip.

(3) Any reductions in the Excess IO Strip as a result of an increase in the Annual Servicing Fee Rate to greater than 0.75% will be treated as paid by REMIC 3 to the Class 3-Excess IO Strip Interest and such Class to the Servicer or Backup Servicer as applicable.

(4) The Class 3-Yield Maintenance Fee Interest will be uncertificated and will be entitled to all interest distributions in respect of the Class 2-NAS Interest.

(5) For Federal income tax purposes, the Class C Certificates will be comprised of two components: (i) a component having a principal balance equal to the excess of the Pool Principal Balance over the principal balance of the Class A, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates and that does not bear interest and (ii) a component having a notional balance equal to the Pool Principal Balance and having a Pass-Through Rate equal to the excess of the Net WAC Rate Cap over the product of (i) two and (ii) the weighted average net rate of Class 2-A Interest, Class 2-M-1 Interest, Class 2-M-2

      Interest, Class 2-B-1 Interest, Class 2-B-2 Interest, and Class 2-Accrual Interest treating, for purposes of this calculation each interest other than the Class 2-Accrual Interest, as capped at the Pass-Through Rate of the REMIC regular interest portion of its Corresponding Class and treating the Class 2-Accrual Interest as capped at 0%. The initial Pass-Through Rate of the Class C Certificates shall be a rate sufficient to entitle it to all interest accrued on the Contracts less the interest accrued on the other regular interests issued by REMIC 3 per annum.

(6) The Class R Certificates will represent the beneficial ownership of the Class R-1, Class R-2 and Class R-3 Interests. The Class R-3 Interest represents the sole class of "residual interest" in REMIC 3 for purposes of the REMIC provisions and shall not have a principal balance or bear interest.

            The Trustee shall account for the right of the Class A, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates to receive Net WAC Cap Rate Carryover Amounts and monies paid pursuant to the Yield Maintenance Agreements as contractual rights separate and apart from the regular interest consistent with Treasury regulation section 1.860G-2(i). The Trustee shall account for Net WAC Carryover Amounts and monies paid pursuant to the Yield Maintenance Agreements as first paid to the Basis Risk Reserve Fund, an outside reserve fund that is not an asset of any REMIC created under this Agreement, that is owned by the Class C Certificates, and that for all federal tax purposes, amounts transferred by REMIC 3 to this outside reserve fund are treated as amounts distributed by REMIC 3 to the Class C Certificates and then paid by the Class C Certificates to the Class entitled to receive such amounts. The Trustee also will account for the Class B-2 Certificate Reserve Account as an outside reserve fund that is not an asset of any REMIC created under this Agreement. These provisions are intended to create the contractual obligations and rights required by Treasury regulation section 1.860G-2(h) to qualify the Basis Risk Reserve Fund and the Class B-2 Certificate Reserve Account as an outside reserve fund and shall be applied and interpreted consistent with this intention.

            For any purpose for which the Net WAC and the Net WAC Cap Rate are calculated, the interest rate on the Contracts shall be appropriately adjusted to account for the difference between the monthly day count convention of the Contracts (simple interest which is the same as an actual/actual convention) and the monthly day count convention of the regular interests issued by the REMICs. For purposes of calculating the Net WAC and Net WAC Cap Rate, for each of the interests issued by REMIC 1, REMIC 2 and REMIC 3, such rates shall be adjusted to equal a monthly day count convention based on the actual number of days in the preceding Due Period and a 360 day year so that the Contracts and all regular interests will be using the same monthly day count convention. Each REMIC regular interest issued hereunder will be retired on or before the Latest Possible Maturity Date.

            The provisions of the Preliminary Statement are intended to cause all interest and principal collections in respect of the Contracts to be distributed from REMIC 1 to the REMIC 2, from REMIC 2 to REMIC 3 and from REMIC 3 to each Class of Certificates. The Preliminary Statement will be interpreted and applied consistently with such intent. The Trustee will seek guidance from tax counsel to the extent that it believes that any of the subsequent provisions are inconsistent with the foregoing to reconcile or eliminate such inconsistency.

            As of the Cut-off Date, the Contracts had an aggregate balance equal to approximately $114,214,791.98.

            In consideration of the mutual agreements herein contained, the Depositor, the Servicer, the Custodian, the Backup Servicer, and the Trustee agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

            SECTION 1.01.     Defined Terms.

            Whenever used in this Agreement, including, without limitation, in the Preliminary Statement hereto, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

            "1933 Act":  The Securities Act of 1933, as amended.

            "Accrual Period": With respect to each Distribution Date, for the Certificates, the period commencing on the Distribution Date in the month immediately preceding the month in which that Distribution Date occurs (or, in the case of the September 2002 Distribution Date, commencing on the Closing
Date) and ending on the day preceding that Distribution Date. Unless otherwise specified, the Trustee will calculate interest for the Certificates based on a 360-day year and the actual number of days elapsed in the related Accrual Period.

            "Actuarial Contract": Any Contract, other than a Simple Interest Contract, on which 30 days interest is owed irrespective of the day on which payment is received.

            "Adverse REMIC Event":  As defined in Section 3.17(f) hereof.

            "Adjusted Certificate Principal Balance": With respect to any Class of Class M and Class B Certificates, the Certificate Principal Balance of such Class reduced by any Liquidation Loss Amounts allocated to such Class.

            "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "Aggregate Net Liquidation Losses": With respect to the time of reference thereto, the aggregate of the amounts by which (i) the outstanding principal balance of each Contract that during such time of reference had become a Liquidated Contract exceeds (ii) the Net Liquidation Proceeds for such Contract.

            "Agreement": This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

            "Annual Backup Servicing Rate": 0.090% per annum, calculated on the Pool Principal Balance as of the beginning of the related Due Period for such Distribution Date and payable to the Backup Servicer on each Distribution Date pursuant to Section 3.25.

            "Annual Excess IO Strip Rate": a rate equal to 1.00% per annum less the Annual Servicing Rate. The initial Annual Excess IO Strip Rate is 0.25% per annum.

            "Annual Servicing Rate": For so long as GreenPoint or any of its successors permitted hereunder is Servicer, 0.75% per annum, and if the Backup Servicer becomes Servicer, 1.00% per annum (or, if a successor Servicer other than the Backup Servicer is engaged at any time after GreenPoint is no longer the Servicer, the percentage agreed upon pursuant to Section 6.07) and payable to the Servicer on each Distribution Date pursuant to Section 3.25.

            "Annual Trustee Fee Rate": 0.032% per annum, calculated on the Pool Principal Balance as of the beginning of the related Due Period for such Distribution Date and payable to the Trustee on each Distribution Date pursuant to Section 3.25 or Section 8.05.

            "Annualized Current Realized Loss Ratio": as to any Distribution Date beginning with the Distribution Date occurring in August 2003, a fraction, expressed as a percentage, the numerator of which is the aggregate Realized Losses for such Distribution Date and each of the eleven immediately preceding Distribution Dates and the denominator of which is the arithmetic average of the Pool Principal Balance as of the current and the eleven immediately preceding Distribution Dates.

            "Assignment": An individual assignment of a Mortgage, notice or transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale or transfer of the related Land Home Contract.

            "Auction Date":  As defined in Section 9.01.

            "Aurora":   Aurora Loan Services Inc., its successors and assigns.

            "Available Distribution Amount": As to any Distribution Date, the sum of (a) the Monthly Advance for such Distribution Date actually made in respect of such Distribution Date, and (b) the amount on deposit or otherwise credited to the Certificate Account as of the end of the related Due Period, less (i) the sum of:

      (1) payments on Contracts that have been repurchased as a result of a breach of a representation or warranty that are received after the repurchase;

      (2) any Obligatory Advances, any interest accrued on any Contract prior to the Cut-Off Date and any taxes or charges out of Liquidation Proceeds or out of payments expressly made by the related Obligor to reimburse the Servicer for such taxes or charges, in each case, to the extent permitted herein;

      (3)  Excess IO Strip Amount;

      (4) Liquidation Expenses (other than those that have been netted from Liquidation Proceeds prior to deposit into the Certificate Account) and certain taxes and insurance premiums advanced by the Servicer in respect of the Manufactured Homes related to the Contracts (as set forth in Section 3.06 herein);

      (5) reimbursements to the Servicer for Nonrecoverable Advances, Monthly Advances relating to the Contracts, to the extent permitted herein;

      (6)  any amount required to indemnify the Backup Servicer pursuant to
           Section 3.26(h) herein; provided, that, the total amount allocated as described in this paragraph (6), together with any amounts distributed from the Indemnification Account, shall not be permitted to exceed $75,000.00 during any twelve-month period or $750,000 cumulatively during the existence of the Trust Fund;

      (7) any amount deposited in the Certificate Account that was not required to be deposited therein (including any collections on the Contracts that are not part of the Trust Fund);

      (8) the Yield Maintenance Agreement Fee payable to the LIBOR Cap Counterparty for the related Distribution Date;

      (9) the Monthly Servicing Fee payable to the Servicer for such Distribution Date and other servicing compensation as set forth in
           Section 3.15 herein;

      (10) the Monthly Backup Servicing Fee payable to the Backup Servicer, together with any other fees and expenses payable to the Backup Servicer, for such Distribution Date;

      (11) the Monthly Trustee Fee payable to the Trustee, together with any other fees and expenses payable to the Trustee, for such Distribution Date; and

      (12) any investment earnings in respect of funds on deposit in the Certificate Account,

and (ii) the portion of such amount constituting Excess Contract Payments, and deposited into the Certificate Account in respect of payments received by the Trust.

            "Average Sixty-Day Delinquency Ratio": With respect to any Distribution Date commencing with the September 2002 Distribution Date, the arithmetic average of the Sixty-Day Delinquency Ratios for such Distribution Date and the two preceding Distribution Dates.

            "Backup Servicer": Wells Fargo Bank Minnesota, National Association or any of its Affiliates that primarily engage in servicing or backup servicing practices on its behalf, or any successor Backup Servicer appointed as herein provided, in its capacity as Backup Servicer hereunder.

            "Bankruptcy Code": The Bankruptcy Reform Act of 1978 (Title 11 of the United States Code), as amended.

            "Basis Risk Reserve Fund": The separate Eligible Account created and initially maintained by the Trustee pursuant to Section 4.08 in the name of the Trustee for the benefit of the Certificateholders into which payments received under the Yield Maintenance Agreements shall be deposited and in respect of distributions to Certificateholders in respect thereof shall be made and designated "U.S. Bank National Association in trust for registered holders of Lehman ABS Corporation, Lehman ABS Manufactured Housing Contract Trust, 2002-A, Lehman ABS Manufactured Housing Contract Senior/Subordinate Asset-Backed Certificates, Series 2002-A." The Basis Risk Reserve Fund shall not be part of any REMIC created hereunder.

            "Book-Entry Certificate": Any Certificate registered in the name of the Depository or its nominee.

            "Business Day": Any day other than a Saturday, a Sunday or a day on which banking or savings institutions in the State of New York, the State of California, the State of Maryland, the State of Minnesota or in the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to be closed.

            "Certificate":  Any Regular Certificate or Residual Certificate.

            "Certificate Account": The account or accounts created and maintained, or caused to be created and maintained, by the Trustee pursuant to
Section 3.05. The Certificate Account must be an Eligible Account.

            "Certificateholder": The Person in whose name a Certificate is registered in the Certificate Register (except that a Disqualified Organization or non-U.S. Person shall not be a Holder of a Residual Certificate for any purpose hereof), and, solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or the Servicer or any Affiliate thereof shall be deemed not to be outstanding and the Voting Rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent has been obtained, except as otherwise provided in Section 11.01; provided, however, that if any such Person (including the Depositor or any of its Affiliates) owns 100% of the Percentage Interests evidenced by a Class of Certificates, such Certificates shall be deemed to be outstanding for purposes of any provision hereof that requires the consent of the Holders of Certificates of a particular Class as a condition to the taking of any action hereunder. The Trustee may conclusively rely upon a certificate of the Depositor or the Servicer in determining whether a Certificate is held by an Affiliate thereof. The Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register. Unless otherwise specified herein, whenever reference is made herein to actions taken by the Trustee on behalf of the Certificateholders or property held by the Trustee for the benefit of the Certificateholders, such reference shall be deemed and construed as a reference to the Trustee acting on behalf of or for the benefit of the Certificateholders.

            "Certificate Owner": With respect to each Book-Entry Certificate, any beneficial owner thereof.

            "Certificate Principal Balance": With respect to any Class of Regular Certificates immediately prior to any Distribution Date, the balance equal to the initial Certificate Principal Balance thereof reduced by the sum of all amounts previously paid to the Certificateholders of such Class in reduction of the Certificate Principal Balance thereof on all previous Distribution Dates.

            "Certificate Register": The register maintained pursuant to
Section 5.02.

            "Certificate Registrar":  As defined in Section 5.02(a).

            "Class": Collectively, Certificates which have the same priority of payment and bear the same class designation and the form of which is identical except for variation in the Percentage Interest evidenced thereby.

            "Class 1-NAS":  As set forth in the Preliminary Statement.

            "Class 1-Excess IO Strip": As set forth in the Preliminary
Statement.

            "Class 1-Support Interest": As set forth in the Preliminary
Statement.

            "Class 2-A Interest":  As set forth in the Preliminary Statement.

            "Class 2-B-1 Interest": As set forth in the Preliminary Statement.

            "Class 2-B-2 Interest": As set forth in the Preliminary Statement.

            "Class 2-Accrual Interest": As set forth in the Preliminary
Statement.

            "Class 2-Excess IO Strip": As set forth in the Preliminary
Statement.

            "Class 2-M-1 Interest": As set forth in the Preliminary Statement.

            "Class 2-M-2 Interest": As set forth in the Preliminary Statement.

            "Class 2-NAS Interest": As set forth in the Preliminary Statement.

            "Class 3-Excess IO Strip": As set forth in the Preliminary
Statement.

            "Class 3-Yield Maintenance Agreement Fee": As set forth in the Preliminary Statement.

            "Class A Certificate": Any one of the Class A Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-1, representing the right to distributions as set forth herein and therein and evidencing a regular interest in REMIC 3.

            "Class A Margin" 0.45% plus, to the extent the Class A Certificates remain outstanding after the first Distribution Date on which the rights of the Servicer and Aurora to purchase all outstanding Contracts, as set forth in Section 9.01 is exercisable, an additional 0.50% for each succeeding Accrual Period and related Distribution Date, if any, for which the Class A Certificates are outstanding.

            "Class A Percentage": For any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of the Class A Certificates, and the denominator of which is the sum of:

            (1) The Certificate Principal Balance of the Class A Certificates,

            (2) if the Class M-1 Distribution Test is satisfied on that Distribution Date, the Adjusted Certificate Principal Balance of the Class M-1 Certificates, otherwise zero,

            (3) if the Class M-2 Distribution Test is satisfied on that Distribution Date, the Adjusted Certificate Principal Balance of the Class M-2 Certificates, otherwise zero, and

            (4) if the Class B Distribution Test is satisfied on that Distribution Date, the Adjusted Certificate Principal Balance of the Class B Certificates, otherwise zero.

            "Class B Certificates": The Class B-1 Certificates and the Class B-2 Certificates, collectively.

            "Class B Distribution Test": A test that will be satisfied on any Distribution Date if each of the following is satisfied:

            (1) the Distribution Date occurs in or after September 2006;

            (2) the Pool Performance Test is satisfied; and

            (3) the Adjusted Certificate Principal Balances of the Class B Certificates and the Overcollateralized Amount divided by the Pool Principal Balance as of the immediately preceding Distribution Date must be equal to or greater than 36%.

            "Class B Percentage":  For any Distribution Date,

            (1) if the Certificate Principal Balances of the Class A Certificates, the Class M-1 Certificates and the Class M-2 Certificates have not yet been reduced to zero and the Class B Distribution Test is not satisfied, zero, or

            (2) a fraction, expressed as a percentage, the numerator of which is the sum of the Adjusted Certificate Principal Balances of the Class B Certificates as of the Distribution Date, and the denominator of which is, as of the Distribution Date, the sum of:

                  (a) the Certificate Principal Balance of the Class A
            Certificates, if any,

                  (b) if the Class M-1 Distribution Test is satisfied on that
            Distribution Date, the Adjusted Certificate Principal Balance of the Class M-1 Certificates, otherwise zero,

                  (c) if the Class M-2 Distribution Test is satisfied on that
            Distribution Date, the Adjusted Certificate Principal Balance of the Class M-2 Certificates, otherwise zero, and

                  (d) the Adjusted Certificate Principal Balance of the Class B
            Certificates.

            "Class B-1 Certificate": Any one of the Class B-1 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-4, representing the right to distributions as set forth herein and therein and evidencing a regular interest in REMIC 3.

            "Class B-1 Certificate Cap": The ISDA Master Agreement, schedule, credit support annex and confirmation thereto, dated as of August 15, 2002, reference number: 267615, among the LIBOR Cap Counterparty and the Trustee, on behalf of the Trust.

            "Class B-1 Margin":  4.00%.

            "Class B-2 Certificate": Any one of the Class B-2 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-5, representing the right to distributions as set forth herein and therein and evidencing a regular interest in REMIC 3.

            "Class B-2 Certificate Cap": The ISDA Master Agreement, schedule, credit support annex and confirmation thereto, dated as of August 15, 2002, reference number: 267616, among the LIBOR Cap Counterparty and the Trustee, on behalf of the Trust.

            "Class B-2 Certificate Reserve Account": The account or accounts created and maintained, or caused to be created and maintained, by the Trustee pursuant to Section 4.07. The Class B-2 Certificate Reserve Account must be an Eligible Account. The Class B-2 Reserve Account shall not be part of any REMIC created hereunder.

            "Class B-2 Certificate Reserve Account Required Balance": For any Distribution Date, an amount equal to the result of dividing (1) the product of (x) the Formula Rate of the Class B-2 Certificates and (y) the Certificate Principal Balance of the Class B-2 Certificates, by (2) four.

            "Class B-2 Margin":  7.25%.

            "Class C Certificate": Any one of the Class C Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-6, representing the right to distributions as set forth herein and therein.

            "Class M Certificates": The Class M-1 Certificates and Class M-2 Certificates, collectively.

            "Class M-1 Certificate": Any one of the Class M-1 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-2, representing the right to distributions as set forth herein and therein and evidencing a regular interest in REMIC 3.

            "Class M-1 Distribution Test": A test that will be satisfied on any Distribution Date if each of the following is satisfied:

            (1) the Distribution Date occurs in or after September 2006;

            (2) the Pool Performance Test is satisfied; and

            (3) the sum of the Adjusted Certificate Principal Balances of the Mezzanine Certificates and the Overcollateralized Amount divided by the Pool Principal Balance as of the immediately preceding Distribution Date is equal to or greater than 64%.

            "Class M-1 Margin":  1.25%.

            "Class M-1 Percentage":  For any distribution date,

            (1) if the Certificate Principal Balance of the Class A Certificates has not yet been reduced to zero and if the Class M-1 Distribution Test is not satisfied, zero, or

            (2) a fraction, expressed as a percentage, the numerator of which is the Adjusted Certificate Principal Balance of the Class M-1 Certificates as of the Distribution Date, and the denominator of which is, as of the Distribution Date, the sum of:

                  (a) the Certificate Principal Balance of the Class A
            Certificates, if any,

                  (b) the Adjusted Certificate Principal Balance of the Class
            M-1 Certificates, if any,

                  (c) if the Class M-2 Distribution Test is satisfied on that
            Distribution Date, the Adjusted Certificate Principal Balance of the Class M-2 Certificates, otherwise zero, and

                  (d) if the Class B Distribution Test is satisfied on that
            Distribution Date, the Adjusted Certificate Principal Balances of the Class B Certificates, otherwise zero.

            "Class M-2 Certificate": Any one of the Class M-2 Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-3, representing the right to distributions as set forth herein and therein and evidencing a regular interest in REMIC 3.

            "Class M-2 Distribution Test": A test that will be satisfied on any Distribution Date if each of the following is satisfied:

            (1) the Distribution Date occurs in or after September 2006;

            (2) the Pool Performance Test is satisfied; and

            (3) the sum of the Adjusted Certificate Principal Balances of the Class M-2 Certificates and the Class B Certificates and the
      Overcollateralized Amount divided by the Pool Principal Balance as of the immediately preceding Distribution Date is equal to or greater than 50%.

            "Class M-2 Margin":  2.25%.

            "Class M-2 Percentage":  For any Distribution Date,

            (1) if the Certificate Principal Balance of the Class A Certificates and the Certificate Principal Balance of the Class M-1 Certificates, have not yet been reduced to zero and if the Class M-2 Distribution Test is not satisfied, zero, or

            (2) a fraction, expressed as a percentage, the numerator of which is the Adjusted Certificate Principal Balance of the Class M-2 Certificates as of the Distribution Date, and the denominator of which is, as of the Distribution Date, the sum of:

                  (a) the Certificate Principal Balance of the Class A
            Certificates, if any,

                  (b) if the Class M-1 Distribution Test is satisfied on that
            Distribution Date, the Adjusted Certificate Principal Balance of the Class M-1 Certificates, otherwise zero,

                  (c) the Adjusted Certificate Principal Balance of the Class
            M-2 Certificates, and

                  (d) if the Class B Distribution Test is satisfied on that
            Distribution Date, the Adjusted Certificate Principal Balances of the Class B Certificates, otherwise zero.

            "Class R Certificate": Any one of the Class R Certificates executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-7, and evidencing the ownership of the Class R-1 Interest, Class R-2 Interest and the Class R-3 Interest.

            "Class R-1 Interest": The uncertificated Residual Interest in
REMIC 1.

            "Class R-2 Interest": The uncertificated Residual Interest in
REMIC 2.

            "Class R-3 Interest": The uncertificated Residual Interest in
REMIC 3.

            "Clearance System":  As defined in Section 5.01.

            "Clearstream":  As defined in Section 5.01

            "Close of Business": As used herein, with respect to any Business Day, 5:00 p.m. (New York time).

            "Closing Date":  August 15, 2002.`

            "Code":  The Internal Revenue Code of 1986, as amended.

            "Contract": Any one of the manufactured housing installment sale contracts or installment loan agreements, including any Land Home Contracts, described in the Contract

Schedule and constituting part of the corpus of the Trust Fund, which Contracts are to be sold and assigned by the Depositor to the Trustee and which are the subject of this Agreement. The Contracts include all related security interests and any and all rights to receive payments which are due pursuant thereto from and after the Cut-off Date, but exclude any rights to receive payments which were due pursuant thereto prior to the Cut-off Date.

            "Contract File": As to each Contract other than a Land Home Contract, (a) the original copy of the Contract, (b) the original title document issued to the originator (if other than the Seller) or the Seller or BankAmerica Housing Services as secured lender or agent therefor for the related Manufactured Home, unless the laws of the jurisdiction in which the related Manufactured Home is located do not provide for the issuance of any title documents for manufactured housing to secured lenders, (c) evidence of one or more of the following types of perfection of the security interest in favor of the Seller or BankAmerica Housing Services as secured lender or agent therefor in the related Manufactured Home granted by such Contract, as appropriate: (1) notation of such security interest on the title document, (2) a financing statement meeting the requirements of the UCC, with evidence of filing in the appropriate offices indicated thereon, or (3) such other evidence of perfection of a security interest in a manufactured housing unit as is customary in such jurisdiction, (d) the assignment of the Contract from the manufactured housing dealer to the Seller or BankAmerica Housing Services, if any, including any intervening assignments, and (e) any extension, modification or waiver agreement(s).

            "Contract Pool":  The pool of Contracts held in the Trust Fund.

            "Contract Purchase Agreement": The agreement by and between the Seller and the Depositor, regarding the sale of the Contracts by the Seller to the Depositor, substantially in the form of Exhibit D annexed hereto.

            "Contract Rate": With respect to each Contract, the per annum rate of interest borne by such Contract, as set forth or described in such Contract.

            "Contract Schedule": The list of Contracts, as amended from time to time in accordance with the terms of this Agreement and the Contract Purchase Agreement, constituting part of the corpus of the Trust Fund, attached hereto as Schedule 1.

            "Corporate Trust Office": The principal corporate trust office of the Trustee at which at any particular time its corporate trust business in connection with this Agreement shall be administered, which office at the date of the execution of this instrument is located at 180 East Fifth Street, St. Paul, Minnesota 55101, Attention: Structured Finance, LABS 2002-A, or at such other addresses as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor, the Servicer, the Backup Servicer and the Seller.

            "Cumulative Realized Losses": With respect to any Distribution Date and the Contract Pool, the Aggregate Net Liquidation Losses for the period from the Cut-off Date through the end of the Due Period preceding the month of such Distribution Date.

            "Current Realized Loss Ratio": As to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Realized Losses for such Distribution Date and each of the two immediately preceding Distribution Dates, multiplied by four, and the denominator of which is the arithmetic average of the Pool Principal Balance as of the current and the two immediately preceding Distribution Dates.

            "Custodian": GreenPoint or any successor or additional custodian appointed from time to time pursuant to the terms and conditions of this Agreement.

            "Cut-off Date": With respect to each Contract, the close of business on June 30, 2002.

            "Cut-off Date Pool Principal Balance":  $114,214,791.98.

            "Deficiency": With respect to any Contract that is a Liquidated Contract, the amount by which (i) the outstanding principal balance of such Contract, in the Due Period in which such Contract became a Liquidated Contract exceeds (ii) the Net Liquidation Proceeds for such Contract.

            "Deficiency Amount": With respect to any Contract, the amount, if any, that the Servicer collects directly from the Obligor with respect to any Deficiency.

            "Deficiency Percentage":  35%.

            "Definitive Certificates":  As defined in Section 5.02(d) hereof.

            "Depositor": Lehman ABS Corporation, a Delaware corporation, or its successor in interest.

            "Depository": The initial Depository shall be The Depository Trust Company, whose nominee is Cede & Co., or any other organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Depository shall initially be the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(5) of the Uniform Commercial Code of the State of New York.

            "Depository Participant": A broker, dealer, bank or other financial institution or other person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            "Determination Date": With respect to any Distribution Date, the fourth Business Day prior to such Distribution Date.

            "Disqualified Organization": A "disqualified organization" under
Section 860E of the Code, which as of the Closing Date was, and as of the Subsequent Closing Date and is, any of: (i) the United States, any state or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (ii) any organization (other than a cooperative described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by Section 511 of the Code,
(iii) any organization described in Section 1381(a)(2)(C) of the Code, (iv) an "electing large partnership" within the meaning of Section 775 of the Code or

(v) any other Person so designated by the Trustee based upon an Opinion of Counsel provided by nationally recognized counsel to the Trustee that the holding of an ownership interest in a Residual Certificate by such Person may cause the Trust Fund or any Person having an ownership interest in any Class of Certificates (other than such Person) to incur liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in the Residual Certificate to such Person. A corporation will not be treated as an instrumentality of the United States or of any state or political subdivision thereof, if all of its activities are subject to tax and, a majority of its board of directors is not selected by a governmental unit. The term "United States", "state" and "international organizations" shall have the meanings set forth in Section 7701 of the Code.

            "Distribution Date": The 15th day of each month, or if such 15th day is not a Business Day, the Business Day immediately following such 15th day, commencing in September, 2002.

            "Due Date": The day of the month on which each Scheduled Payment is due on a Contract, exclusive of any days of grace.

            "Due Period": With respect to any Distribution Date, the immediately preceding calendar month.

            "Eligible Account": Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated P-1 by Moody's and A-1 by Standard & Poor's (or comparable ratings if Moody's and Standard & Poor's are not the Rating Agencies) at the time any amounts are held on deposit therein, (ii) an account or accounts the deposits in which are fully insured by the FDIC (to the limits established by such corporation), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders will have a claim with respect to the funds in such account or a perfected first priority security interest against such collateral (which shall be limited to Eligible Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution, national banking association or trust company acting in its fiduciary capacity or (iv) an account otherwise acceptable to each Rating Agency without reduction or withdrawal of their then current ratings of any Class of Certificates as evidenced by a letter from each Rating Agency to the Trustee. Eligible Accounts may bear interest.

            "Eligible Investments": One or more of the following in the order of priority specified herein: (a) any common trust fund, collective investment trust or money market fund rated Aaa by Moody's and AAAg or AAAm by S&P, including any such funds managed or advised by the Trustee or any of its Affiliates; and (b) other obligations or securities that are acceptable to each Rating Agency as an Eligible Investment hereunder and will not result in a reduction in or withdrawal of the then current rating or ratings of the Certificates, as evidenced by a letter to such effect from each Rating Agency; provided, however, that no investments in

"interest only" stripped obligations shall qualify as an Eligible Investment pursuant to this definition.

            "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

            "ERISA-Qualifying Underwriting": A best efforts or firm commitment underwriting or private placement that meets the requirements of an Underwriter's Exemption.

            "ERISA-Restricted Certificate": Means any Class B-2, Class C or Residual Certificate; and any Certificate of a Class that fails to satisfy the ratings requirement of the Underwriter's Exemption.

            "Estate in Real Property": A fee simple estate in a parcel of land.

            "Euroclear":  As defined in Section 5.01.

            "Excess Contract Payment": With respect to any Contract, any portion of a payment of principal and interest on such Contract, that (a) is in excess of the Scheduled Payment (or is an integral multiple thereof and has not been identified by the Obligor as a Principal Prepayment), (b) is not a Principal Prepayment and (c) is not part of the Liquidation Proceeds of such Contract or the Repurchase Price of such Contract paid pursuant to Section 3.05.

            "Excess IO Strip Amount": For each Accrual Period, an amount equal to one-twelfth of the Annual Excess IO Strip Rate multiplied by the Pool Principal Balance as of the beginning of the related Due Period.

            "Expense Adjusted Contract Rate": With respect to any Contract or REO Property, the then applicable Contract Rate thereon minus the sum of (v) the Annual Trustee Fee Rate, (w) the Annual Servicing Fee Rate, (x) the Annual Excess IO Strip Rate, (y) the Annual Backup Servicing Rate and (z) if the related Distribution Date occurs on or prior to the February 2005 Distribution Date, (i) twelve multiplied by the Yield Maintenance Agreement Fee divided by
(ii) the Pool Principal Balance as of the beginning of the related Due Period (before the allocation of principal collections and Realized Losses) for such Distribution Date, in each case adjusted to an actual/360 basis.

            "Extension Fee": Any extension fee paid by an Obligor on a Contract.

            "FDIC": Federal Deposit Insurance Corporation or any successor thereto.

            "FHLMC": The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

            "Fidelity Bond": A fidelity bond to be maintained by the Servicer pursuant to Section 3.10.

            "Final Distribution Date": The earlier to occur of (x) the Distribution Date in June 2033 and (y) the final Distribution Date that occurs in connection with any earlier termination of the Trust in accordance with
Article IX hereof.

            "Final Scheduled Distribution Date": The Distribution Date occurring in June 2033.

            "Fixed Rate Contracts Cap": The ISDA Master Agreement, schedule, credit support annex and confirmation thereto, dated as of August 15, 2002, reference number: 267612, among the LIBOR Cap Counterparty and the Trustee, on behalf of the Trust.

            "FNMA": The Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

            "Formula Principal Distribution Amount": With respect to any Distribution Date, an amount equal to the sum (without duplication) of (a) all Scheduled Payments of principal due to the extent received on each outstanding Contract during the related Due Period, (b) all Partial Prepayments on the Contracts received during the related Due Period, (c) the Principal Balance of each Contract for which a Principal Prepayment in Full was received during the related Due Period, (d) the Principal Balance of each Contract that became a Liquidated Contract during the related Due Period, (e) the Principal Balance of each Contract that was repurchased at the Repurchase Price during the related Due Period pursuant to Section 2(c) of the Contract Purchase Agreement and (f) all non-cash reductions to the Principal Balance of each Contract during the related Due Period whether by bankruptcy or other similar proceeding or other adjustment by the Servicer in the normal course of business of its servicing activities.

            "Formula Rate": With respect to any of the Class A, Class M-1, Class M-2, Class B-1 or Class B-2 Certificates, a per annum rate equal to the applicable Pass-Through Rate for such Class, without giving effect to the Net WAC Cap Rate limitation.

            "GreenPoint" GreenPoint Credit, LLC, a Delaware limited liability company, its successors or assigns.

            "GreenPoint Bank": GreenPoint Bank, a New York state-chartered savings bank, and its successors and assigns.

            "Group I Contract": Any Contract designated as such on the Contract Schedule.

            "Group II Contract": Any Contract designated as such on the Contract Schedule.

            "Hazard Insurance Policy": With respect to each Contract, the policy of fire and extended coverage insurance (and federal flood insurance, if applicable) required to be maintained for the related Manufactured Home, as provided in Section 3.09 (which may be a blanket insurance policy maintained by the Servicer in accordance with the terms and conditions of Section 3.09).

            "Holder":  A Certificateholder.

            "Indemnification Account": The separate Eligible Account created and initially maintained by the Trustee pursuant to Section 4.09 in the name of the Trustee for the benefit of the Certificateholders into which amounts may be withdrawn as provided herein to indemnify the Backup Servicer as described in Section 3.26(h) and designated "U.S. Bank National Association in trust for registered holders of Lehman ABS Corporation, Lehman ABS Manufactured Housing Contract Trust, 2002-A, Lehman ABS Manufactured Housing Contract Senior/Subordinate Asset-Backed Certificates, Series 2002-A." The Indemnification Account shall not be part of any REMIC created hereunder.

            "Independent": When used with respect to any specified Person, any such Person who (a) is in fact independent of the Depositor, the Servicer, the Backup Servicer, the Seller and their respective Affiliates, (b) does not have any direct financial interest in or any material indirect financial interest in the Depositor, the Seller, the Servicer, the Backup Servicer, or any Affiliate thereof, and (c) is not connected with the Depositor, the Seller, the Servicer, the Backup Servicer, or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, trust administrator, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor, the Seller, the Servicer, the Backup Servicer, or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any Class of securities issued by the Depositor, the Seller, the Servicer, the Backup Servicer, or any Affiliate thereof, as the case may be.

            "Independent Contractor": Either (i) any Person (other than the Servicer or the Trustee) that would be an "independent contractor" with respect to the Trust Fund within the meaning of Section 856(d)(3) of the Code if the Trust Fund were a real estate investment trust (except that the ownership test set forth in that Section shall be considered to be met by any Person that owns, directly or indirectly, 35 percent or more of any Class of Certificates, or such other interest in any Class of Certificates as is set forth in an Opinion of Counsel, which shall be at no expense to the Trustee or the Trust Fund, delivered to the Trustee), so long as the Trust Fund does not receive or derive any income from such person and provided that the relationship between such Person and the Trust Fund is at arm's length, all within the meaning of Treasury Regulation Section 1.856-4(b)(5), or (ii) any other Person (including the Servicer and the Trustee) upon receipt by the Trustee of an Opinion of Counsel, which shall be at no expense to the Trustee or the Trust Fund, to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the
Code).

            "Insurance Proceeds": Proceeds of any title policy, hazard policy or other insurance policy covering a Contract, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Obligor in accordance with the procedures that the Servicer would follow in servicing manufactured housing contracts held for its own account, subject to the terms and conditions of the related Contract and Mortgage.

            "Interest Determination Date": With respect to the Class A Certificates and the Mezzanine Certificates, or any REMIC 2 Counterpart thereof, as the case may be, and each

Accrual Period, the second LIBOR Business Day preceding the commencement of such Accrual Period.

            "Land Home Contract": A Contract that is secured by a mortgage, deed of trust, security deed or similar evidence of lien on real estate on which the related Manufactured Home is situated (as well as by such related Manufactured Home).

            "Land Home Contract File": As to each Land Home Contract, (a) the original copy of the Land Home Contract, (b) the original related Mortgage with evidence of recording thereon (or, if the original Mortgage has not yet been returned by the applicable recording office, a copy thereof, certified by such recording office, which will be replaced by the original Mortgage when it is so returned) and any title document for the related Manufactured Home, (c) the assignment of the Land Home Contract from the originator (if other than the Seller) to the Seller, (d) if such Land Home Contract was originated by the Seller, an endorsement of such Land Home Contract by the Seller and (e) any extension, modification or waiver agreement(s). Notwithstanding anything contained in this definition to the contrary, Schedule A to the title insurance policy for a Mortgage will satisfy the requirements of a title document in clause (b) herein.

            "Late Payment Fees": Any late payment fees (including any not sufficient funds fees) paid by Obligors on Contracts after all sums received have been allocated first to regular installments due or overdue and all such installments are then paid in full.

            "Latest Possible Maturity Date": The Distribution Date in June
2033.

            "Letter Agreement": The tripartite letter agreement among the Seller, GreenPoint Bank and the Depositor dated as of June 30, 2002, regarding the Contract Purchase Agreement.

            "LIBOR Business Day": Any day on which banks in London, England and The City of New York are open and conducting transactions in foreign currency and exchange.

            "LIBOR Cap Counterparty":  Lehman Brothers Derivative Products Inc.

            "Liquidated Contract": Any defaulted Contract as to which the Servicer has determined that all amounts (other than amounts in respect of any Deficiency) which it expects to recover from or on account of such Contract have been recovered; provided that any defaulted Contract in respect of which the related Manufactured Home and, in the case of Land Home Contracts, Mortgaged Property, has been realized upon and liquidated and the proceeds of such disposition have been received shall be deemed to be a Liquidated Contract.

            "Liquidation Expenses": All reasonable out-of-pocket expenses (exclusive of overhead expenses) which are incurred by the Servicer in connection with the liquidation of any defaulted Contract, on or prior to the date on which the related Manufactured Home, and, in the case of Land Home Contracts, Mortgaged Property, is liquidated, including legal fees and expenses, any unreimbursed amount expended by the Servicer pursuant to Sections 3.06, 3.07, 3.09, 3.13 or 3.18 (to the extent such amount is reimbursable under the terms of Sections 3.06, 3.07, 3.09, 3.13 or 3.18, as the case may be) with respect to such Contract, and any unreimbursed expenditures for property taxes or other taxes or charges or for property restoration or preservation that are related to such liquidation.

            "Liquidation Loss Amounts": With respect to any of the Class M Certificates or Class B Certificates and any Distribution Date, the lesser of
(1) the excess of the sum of the Certificate Principal Balance of that Class and each Class of Certificates senior to it over the Pool Principal Balance and (2) the Certificate Principal Balance of that Class after giving effect to distributions on that date.

            "Liquidation Loss Interest Amount": For any of the Class M Certificates or Class B Certificates, one-month's interest at that Class' Pass-Through Rate on the Liquidation Loss Amount for that Class for the immediately preceding Distribution Date, plus interest on the amount of interest due but not paid in respect of Liquidation Loss Amounts on such class of certificates on such preceding Distribution Date, to the extent permitted by law, at the Pass-Through Rate for such class for the related Accrual Period.

            "Liquidation Loss Interest Shortfall": For any of the Class M Certificates or Class B Certificates and any Distribution Date, the amount of that Class' Liquidation Loss Interest Amount remaining after distributions in respect of that Class' Liquidation Loss Interest Amount for that Distribution Date.

            "Liquidation Proceeds": Cash (including insurance proceeds other than those applied to the restoration of the related Manufactured Home or Mortgaged Property or released to the related Obligor in accordance with the normal servicing procedures of the Servicer, but excluding Deficiency Amounts) received in connection with the liquidation of defaulted Contracts, whether through repossession or otherwise.

            "Loan-To-Value Ratio": The fraction, expressed as a percentage, the numerator of which is the original principal balance of the related Contract and the denominator of which is the Original Value of the related Manufactured Home.

            "Manufactured Home": A unit of manufactured housing which meets the requirements of Section 25(e)(10) of the Code, securing the indebtedness of the Obligor under the related Contract.

            "Master REMIC":  As set forth in the Preliminary Statement.

            "Minimum Auction Price":  As defined in Section 9.01.

            "Mezzanine Certificate": Any Class M-1 Certificate, Class M-2 Certificate, Class B-1 Certificate or Class B-2 Certificate.

            "Monthly Additional Servicing Fee": As defined in Section 6.07 hereof.

            "Monthly Advance": The lesser of (1) delinquent Scheduled Payments of principal and interest on the Contracts that were due in the preceding Due Period, less the amount of any Scheduled Payment on a Contract due during the related Due Period which the Servicer has determined would be a Nonrecoverable Advance if an advance in respect of such Scheduled Payment were made and (2) the amount, if any, by which the Available Distribution Amount on that Distribution Date is less than the amount required to pay scheduled distributions of interest on the Class A Certificates, Class M Certificates and Class B Certificates.

            "Monthly Advance Reimbursement Amount": Any amount received by the Servicer pursuant to Section 3.24(b) or (c) in reimbursement of a Monthly Advance made out of its own funds.

            "Monthly Basic Servicing Fee": With respect to any Distribution Date, for so long as GreenPoint or any of its successors permitted hereunder is Servicer, an amount equal to one-twelfth of 0.75% and if the Backup Servicer becomes Servicer, an amount equal to one-twelfth of 1.00% (or, if a successor Servicer other than the Backup Servicer is engaged at any time after GreenPoint is no longer the Servicer, the percentage not to exceed 1.00% agreed upon pursuant to Section 6.07) of the Pool Principal Balance as of the beginning of the Due Period for such Distribution Date.

            "Monthly Backup Servicing Fee": With respect to any Distribution Date, an amount equal to one-twelfth of 0.090% of the Pool Principal Balance as of the beginning of the Due Period for such Distribution Date.

            "Monthly Interest Distributable Amount": With respect to the Class A Certificates and each Class of Mezzanine Certificates and any Distribution Date, the amount of interest accrued during the related Accrual Period at the related Pass-Through Rate, in the case of the Class A Certificates, on the Certificate Principal Balance and, in the case of the Class M Certificates and the Class B Certificates, the Adjusted Certificate Principal Balance, of such Class immediately prior to such Distribution Date.

            "Monthly Report":  The monthly report described in Section 4.03.

            "Monthly Servicing Fee": The sum of the Monthly Basic Servicing Fee and the Monthly Additional Servicing Fee, if any.

            "Monthly Trustee Fee": With respect to each Distribution Date, an amount equal to one-twelfth of 0.032% of the Pool Principal Balance as of the beginning of the Due Period for such Distribution Date.

            "Moody's": Moody's Investors Service, Inc., or its successor in interest.

            "Mortgage": The mortgage, deed of trust, security deed or similar evidence of lien, creating a first lien on an estate in fee simple in the real property securing a Land Home Contract.

            "Mortgaged Property": The property subject to the lien of a Mortgage.

            "Net Liquidation Proceeds": As to any Liquidated Contract, Liquidation Proceeds net of the sum of (i) Liquidation Expenses and (ii) any amount required to be paid to the Obligor or any other Person with an interest in the Manufactured Home or Mortgaged Property that is senior to the interest of the Trust Fund.

            "Net Monthly Excess Cashflow": With respect to any Distribution Date, the excess, if any, of (x) the sum of (1) the Available Distribution Amount for such Distribution Date and (2) any amounts deposited into the Certificate Account pursuant to clauses (1)(f), (2)(f) and (3)(f) of Section 4.01(a), over (y) the amount required to be distributed pursuant to clauses
(1) through (9) of Section 4.01(b).

            "Net WAC": With respect to any Distribution Date, the Net WAC Cap Rate, plus (a) the product of (i) the Yield Maintenance Agreement Fee and (ii) 360, divided by (b) the product of (i) Pool Principal Balance for such Distribution Date before the allocation of principal and Realized Losses, and
(ii) actual number days in the related Accrual Period.

            "Net WAC Cap Rate": With respect to any Distribution Date, a per annum rate equal to (1) the weighted average of the Expense Adjusted Contract Rates of the Contracts as of the first day of the related Due Period less (2) the amount, expressed as a per annum percentage of the Pool Principal Balance as of the first day of the related Due Period, of any deductions from the Available Distribution Amount, pursuant to clause (6) in the definition thereof for such Distribution Date. For purposes of this calculation, the Expense Adjusted Contract Rates in respect of the Simple Interest Contracts shall be calculated by reference to the interest collections in respect of any payments for the preceding Accrual Period adjusted to be calculated based on a 360-day year and the actual number of days elapsed in the related Accrual Period. Solely for federal income tax purposes, the Net WAC Cap Rate will be the weighted average of the Pass-Through Rates of the Class 1-Support and Class 1-NAS Interests adjusting the Class I-NAS Interest pass through rate by subjecting it to a cap equal to Net WAC less 5% for each of the first 30 Distribution Dates. The Net WAC Cap Rate will be calculated based on a 360-day year and the actual number of days elapsed in the related Accrual Period.

            "Net WAC Cap Rate Carryover Amount": With respect to each Class of the Offered Certificates and the Class B-2 Certificates, and any Distribution Date, the sum of (A) the positive excess, if any, of (i) the amount of interest (including, without limitation, the amount that would have been payable to any of the Class M Certificates and/or Class B Certificates in respect of Liquidation Loss Interest Amounts) that would have been payable to such Class of Certificates on such Distribution Date if the Pass-Through Rate for such class for such Distribution Date were calculated at the related Formula Rate over (ii) the amount of interest (including, without limitation, the amount payable to any of the Class M Certificates and/or Class B Certificates in respect of any Liquidation Loss Interest Amounts) payable on such Class of Certificates at the related Pass-Through Rate for such Distribution Date and (B) any related Net WAC Cap Rate Carryover Amount for the previous Distribution Date not previously paid, together with interest thereon at a rate equal to the related Formula Rate for such Class of Certificates for such Distribution Date.

            "New Lease": Any lease of REO Property entered into on behalf of the Trust, including any lease renewed or extended on behalf of the Trust if the Trust has the right to renegotiate the terms of such lease.

            "Nonrecoverable Advance": Any advance made or proposed to be made pursuant to Section 3.06, Section 3.09, Section 3.13, Section 3.18 or Section 3.24, including, without duplication, any Obligatory Advances made on or after the Cut-off Date, which the Servicer believes, in its good faith judgment, is not, or if made would not be, ultimately recoverable from late payments, Liquidation Proceeds or otherwise. In determining whether an advance is or will be nonrecoverable, the Servicer need not take into account that it might receive any amounts in a deficiency judgment. The determination by the Servicer that any advance is, or if made would constitute, a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Servicer delivered to the Trustee no later than the Business Day following such determination and stating the reasons for such determination.

            "Obligor": Each Person who is indebted under a Contract or who has acquired a Manufactured Home subject to a Contract.

            "Obligatory Advance": With respect to each Contract, any corporate advance made by the Seller pursuant to the Contract Purchase Agreement in connection with the servicing of such Contract, including but not limited to payments in respect of force placed insurance and property taxes and any fees, costs or expenses associated therewith.

            "Offered Certificates": Together, the Class A Certificates, the Class M-1 Certificates, the Class M-2 Certificates and the Class B-1 Certificates.

            "Officers' Certificate": A certificate (i) signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary or one of the assistant treasurers or assistant secretaries of the Servicer or the Seller (or any other officer customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with a particular subject) or (ii) if provided for in this Agreement, signed by a Servicing Officer and delivered to the Depositor and the Trustee, as the case may be, as required by this Agreement.

            "One-Month LIBOR": With respect to each Accrual Period, the rate determined by the Trustee on the related Interest Determination Date on the basis of the London interbank offered rate for one-month United States dollar deposits, as such rate appears on the Telerate Page 3750, as of 11:00 a.m. (London time) on such Interest Determination Date; provided, however, that for the first Accrual Period One-Month LIBOR shall be the rate determined in accordance with this definition by the Trustee two LIBOR Business Days prior to the Closing Date. If such rate does not appear on Telerate Page 3750, or any other page as may replace Telerate Page 3750 on that service for the purpose of displaying LIBOR, or if the service is no longer offered, One-Month LIBOR on such Interest Determination Date will be selected from any other service for displaying LIBOR or comparable rates by the Trustee after consultation with the Depositor. The Trustee will request the principal London office of each of the Reference

Banks to provide a quotation of its rate. On such Interest Determination Date, One-Month LIBOR for the related Accrual Period will be established by the Trustee as follows:

            (a) If on such Interest Determination Date two or more Reference Banks provide such offered quotations, One-Month LIBOR for the related Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/16 of 1%); and

            (b) If on such Interest Determination Date fewer than two Reference Banks provide such offered quotations, One-Month LIBOR for the related Accrual Period shall be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee after consultation with the Depositor, as of 11:00 a.m., New York City time, on that date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate principal balance of the Offered Certificates and the Class B-2 Certificates.

            (c) If on such Interest Determination Date no quotations can be obtained, the rate will be LIBOR for the prior Distribution Date; provided however, that if LIBOR for a Distribution Date would be based on LIBOR for the previous Distribution Date, the Trustee shall select an alternative comparable index over which the Trustee has no control, used for determining one-month Eurodollar lending rates that is calculated and published or otherwise made available by an independent party.

            "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be salaried counsel for the Depositor or the Servicer, acceptable to the Trustee, except that any opinion of counsel relating to (a) the qualification of any REMIC as a REMIC or (b) compliance with the REMIC Provisions which must be an opinion of Independent counsel.

            "Optional Termination Date": The Distribution Date which is the earliest Distribution Date on which the Terminator or the Servicer would be permitted to exercise its option to terminate the Trust pursuant to Section 9.01.

            "Original Value": With respect to any Manufactured Home that was new at the time the related Contract was originated, the retail stated cash sale price of such Manufactured Home, plus taxes and, to the extent financed under such Contract, closing fees paid to third parties, insurance and prepaid finance charges. With respect to any Manufactured Home that was used at the time the related Contract was originated, the total delivered sales price of such Manufactured Home, plus taxes and, to the extent financed under such Contract, closing fees paid to third parties, insurance and prepaid finance charges.

            "Outstanding": With respect to any Contract as to the time of reference thereto, a Contract that has not been fully prepaid, has not become a Liquidated Contract, and has not been repurchased pursuant to Section 2(c) of the Contract Purchase Agreement prior to such time of reference.

            "Outstanding Amount Advanced": As to any Distribution Date, the aggregate of all Monthly Advances made by the Servicer out of its own funds pursuant to Section 3.24 less the aggregate of all Monthly Advance Reimbursement Amounts actually received by the Servicer prior to such Distribution Date.

            "Overcollateralized Amount": With respect to any Distribution Date, the amount, if any, by which the Pool Principal Balance (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Due Period) exceeds the aggregate Certificate Principal Balance of the Class A Certificates and the Mezzanine Certificates as of such Distribution Date after giving effect to distributions to be made on such Distribution Date.

            "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

            "Partial Prepayment": Any Principal Prepayment other than a Principal Prepayment in Full.

            "Pass-Through Rate":

            (i) the Class A Certificates and any Distribution Date, a per annum rate equal to One-Month LIBOR plus the Class A Margin subject to the Net WAC Cap Rate for such Distribution Date;

            (ii) the Class M-1 Certificates and any Distribution Date, a per annum rate equal to One-Month LIBOR plus the Class M-1 Margin subject to the Net WAC Cap Rate for such Distribution Date;

            (iii) the Class M-2 Certificates and any Distribution Date, a per annum rate equal to One-Month LIBOR plus the Class M-2 Margin subject to the Net WAC Cap Rate for such Distribution Date;

            (iv) the Class B-1 Certificates and any Distribution Date, a per annum rate equal to One-Month LIBOR plus the Class B-1 Margin subject to the Net WAC Cap Rate for such Distribution Date; and

            (v) the Class B-2 Certificates and any Distribution Date, a per annum rate equal to One-Month LIBOR plus the Class B-2 Margin subject to the Net WAC Cap Rate for such Distribution Date.

            Any entitlement the holders of the Offered Certificates and the Class B-2 Certificates have to interest in excess of the Net WAC Cap Rate shall be satisfied from (1) funds on deposit in the Basis Risk Reserve Fund and the Class B-2 Certificates Reserve Account, the payment of which shall not be an obligation of any REMIC created hereunder and (2) Net Monthly Excess Cashflow.

            "Paying Agent": Any paying agent appointed pursuant to Section
5.05.

            "Percentage Interest": With respect to any Certificate other than a Class C or Class R Certificate, a fraction, expressed as a percentage, the numerator of which is the initial Certificate Principal Balance represented by such Certificate and the denominator of which is the aggregate initial Certificate Principal Balance of the related Class. With respect to any Class C Certificate or Class R Certificate, the portion of the Class evidenced thereby, expressed as a percentage, as stated on the face of such Certificate; provided, however, that the sum of all such percentages for each such Class totals 100%.

            "Permitted Transferee": Any transferee of a Residual Certificate, other than a Disqualified Organization or a non-U.S. Person.

            "Person": Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            "Plan": Any employee benefit plan, as defined in Section 3(3) of ERISA, or plan, as defined in Section 4975(e)(1) of the Code, including individual retirement accounts and annuities and Keogh plans, that is subject to ERISA or Section 4975 of the Code, and any entity whose underlying assets are deemed to include plan assets of such plans, including bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested.

            "Plan Assets": any assets held or deemed to be held by or on behalf of a Plan under 28 C.F.Rss. 2510.3-101 or otherwise under ERISA.

            "Pool Performance Test": A test that will be satisfied if each of the following is satisfied:

            (1) the Average Sixty-Day Delinquency Ratio as of the Distribution Date does not exceed 9.00%;

            (2) the Current Realized Loss Ratio as of the Distribution Date does not exceed 6.00%; and

            (3) Cumulative Realized Losses as of the Distribution Date do not exceed (a) if such Distribution Date is from and including September 2006 and up to and including August 2007, 10.0% of the Cut-Off Date Pool Principal Balance, (b) if such Distribution Date is from and including September 2007 and up to and including August 2008, 13.0% of the Cut-Off Date Pool Principal Balance, (c) if such Distribution Date is from and including September 2008 and up to and including August 2009, 16.0% of the Cut-Off Date Pool Principal Balance, (d) if such Distribution Date is on or after September 2009, 21.0% of the Cut-Off Date Pool Principal Balance.

            "Pool Principal Balance": With respect to any date of determination and the Contract Pool, the aggregate outstanding Principal Balance of the Contracts as of such date.

            "Prepayment Assumption": A 200% Prepayment Assumption assumes a CPR of 7.4% per annum of the outstanding Principal Balance of the Contracts in the first month of the life of such Contracts and an additional approximately 0.2% (expressed as a percentage per annum) in each month thereafter until the twenty-fourth month; beginning in the twenty-fourth month and in each month thereafter during the life of the Contracts, a CPR of 12.00% per annum each month is assumed. The Prepayment Assumption is used solely for determining the accrual of original issue discount on the Certificates for federal income tax purposes. CPR (constant prepayment rate) represents an annualized constant assumed rate of prepayment each month of a pool of manufactured housing contracts loans relative to its outstanding principal balance for the life of such pool.

            "Prepayment Interest Shortfall": With respect to any Distribution Date, for each Actuarial Contract that was during the related Due Period the subject of a Principal Prepayment in Full or a Partial Prepayment that was applied by the Servicer to reduce the outstanding Principal Balance of such Contract on a date preceding the Due Date in the related Due Period, an amount equal to interest at the applicable Expense Adjusted Contract Rate on the amount of such Principal Prepayment for the number of days commencing on the date on which the prepayment is applied and ending on the last day of the related Due Period.

            "Principal Balance": As to any Contract and any Distribution Date or the Cut-off Date, as the case may be, the principal balance of such Contract as of the Due Date in the related Due Period (or, with respect to the Cut-off Date or the first Distribution Date, as of the Cut-off Date), after giving effect to all previous Partial Prepayments, all previous scheduled principal payments received and to all non-cash reductions to the related Contract during such Due Period whether by bankruptcy or other similar proceeding or other adjustment by the Servicer in the normal course of business of its servicing activities.

            "Principal Prepayment": (i) Subject to clause (ii) of this definition, with respect to any Contract, any payment or any portion thereof or other recovery on such Contract (other than a Liquidated Contract or a Contract repurchased pursuant to Section 2(c) of the Contract Purchase Agreement) that exceeds the amount necessary to bring such Contract current as of any Due Date unless (A) the related Obligor has notified or confirmed with the Servicer that such payment is to be applied as Scheduled Payments for future Due Dates or (B) the amount of such excess payment is approximately equal (subject to a variance of plus or minus 10%) to the amount of the Scheduled Payment on the next Due Date; (ii) notwithstanding the provisions of the preceding clause (i), if any payment or any portion thereof or other recovery on a Contract (other than a Liquidated Contract or a Contract repurchased pursuant to Section 2(c) of the Contract Purchase Agreement) is sufficient to pay the outstanding principal balance of such Contract, all accrued and unpaid interest at the Contract Rate to the payment date and, at the option of the Servicer, all other outstanding amounts owing on such Contract, the portion of the payments or recoveries on such Contract during such Due Period that is equal to the Principal Balance of such Contract after giving effect to the Scheduled Payment on such Contract due in such Due Period; and (iii) any cash deposit made with respect to a Contract repurchased pursuant to Section 2(c) of the Contract Purchase Agreement.

            "Principal Prepayment in Full": Any Principal Prepayment specified in clause (ii) of the definition of the term "Principal Prepayment."

            "Qualified Plan Investor": A plan investor or group of plan investors on whose behalf the decision to purchase Certificates affected by a Yield Maintenance Agreement is made by an independent fiduciary that is (i) qualified to analyze and understand the terms and conditions of the Yield Maintenance Agreement and the effect of the Yield Maintenance Agreement on the credit ratings of the affected Certificates, and (ii) a "qualified professional asset manager", as defined in Part V(a) of PTCE 84-14, an "in-house asset manager" as defined in Part IV(a) of PTCE 96-23, or a plan fiduciary with total Plan and non-Plan assets under management of at least $100 million at the time of the acquisition of the affected Certificates.

            "Rating Agency or Rating Agencies": Moody's and Standard & Poor's or their successors, in their capacities as rating agencies that have assigned ratings to the Class A Certificates and the Mezzanine Certificates. If such agencies or their successors are no longer in existence, "Rating Agencies" shall be such nationally recognized statistical rating agencies, or other comparable Persons, designated by the Trustee, notice of which designation shall be given to the Servicer and the Depositor.

            "Realized Loss": With respect to any Liquidated Contract, the excess of the aggregate Principal Balance of that Liquidated Contract over the Net Liquidation Proceeds for that Contract.

            "Record Date": With respect to each Distribution Date and any Definitive Certificate, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs (or, in the case of the first Distribution Date, the Closing Date). With respect to each Distribution Date and any Book-Entry Certificate, the Business Day immediately preceding such Distribution Date.

            "Reference Banks": Those banks (i) with an established place of business in London, England, (ii) not controlling, under the control of or under common control with the Depositor, the Seller or the Servicer or any affiliate thereof and (iii) which have been designated as such by the Depositor; provided, however, that if fewer than two of such banks provide a One-Month LIBOR rate, then any leading banks selected by the Depositor which are engaged in transactions in United States dollar deposits in the international Eurocurrency market.

            "Regular Certificates": Any of the Class A Certificates or the Mezzanine Certificates.

            "Regulation S Global Certificate":"Regulation S Global Certificate": As defined in Section 5.01.

            "Relief Act": The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

            "Relief Act Interest Shortfall": With respect to any Distribution Date and any Contract, any reduction in the amount of interest collectible on such Contract for the most recently ended calendar month as a result of the application of the Relief Act.

            "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

            "REMIC 1 Regular Interests": REMIC 1 Regular Interest 1-Support, REMIC 1 Regular Interest 1-Excess IO Strip and REMIC 1 Regular Interest 1-NAS.

            "REMIC 2": The segregated pool of assets consisting of all of the REMIC 1 Regular Interests, and all amounts deposited therein, with respect to which a separate REMIC election is to be made.

            "REMIC 2 Regular Interests": REMIC 2 Regular Interest 2-A, REMIC 2 Regular Interest 2-M-1, REMIC 2 Regular Interest 2-M-2, REMIC 2 Regular Interest 2-B-1, REMIC 2 Regular Interest 2-B-2, REMIC 2 Regular Interest 2-Excess IO Strip, REMIC 2 Regular Interest 2-Accrual and REMIC 2 Regular Interest 2-NAS.

            "REMIC 3": The segregated pool of assets consisting of all of the REMIC 2 Regular Interests, and all amounts deposited therein, with respect to which a separate REMIC election is to be made.

            "REMIC 3 Regular Interests": Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class B-1 Certificates, Class B-2 Certificates, the Class C Certificates, the Class 3-Excess IO Strip and the Class 3-Yield Maintenance Agreement Fee Interests.

            "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

            "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code.

            "REO Account":  As defined in Section 3.17.

            "REO Property":  As defined in Section 3.17.

            "Repurchase Obligation": The obligation of the Seller set forth in
Section 2(c) of the Contract Purchase Agreement, to repurchase the related Contracts as to which there exists an uncured breach of a representation or warranty contained in Sections 2(b) or Section 4 of the Contract Purchase Agreement.

            "Repurchase Price": With respect to any Contract required to be repurchased hereunder, an amount equal to the remaining principal amount outstanding on such Contract as of the beginning of the month of repurchase plus accrued interest from the Due Date with respect to which the Obligor last made a payment to the Due Date in the Due Period in which such Contract is repurchased.

            "Reserve Interest Rate": With respect to any Interest Determination Date, the rate per annum that the Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/16 of 1%) of the one-month United States dollar lending rates which banks in The City of New York selected by the Depositor are quoting on the relevant Interest Determination Date to the principal London offices of leading banks in the

London interbank market or (ii) in the event that the Trustee can determine no such arithmetic mean, in the case of any Interest Determination Date after the initial Interest Determination Date, the lowest one-month United States dollar lending rate which such New York banks selected by the Depositor are quoting on such Interest Determination Date to leading European banks.

            "Residual Certificates":  The Class R Certificates.

            "Responsible Officer": When used with respect to the Trustee, the Chairman or Vice Chairman of the Board of Directors or Trustees, the Chairman or Vice Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, any vice president, any assistant vice president, the Secretary, any assistant secretary, the Treasurer, any assistant treasurer, the Cashier, any assistant cashier, any trust officer or assistant trust officer, the Controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and, with respect to a particular matter, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

            "Restricted Global Certificate":  As defined in Section 5.01.

            "Scheduled Amount": As to any Distribution Date, the amount equal to the aggregate of the Scheduled Payments that were due during the related Due Period in respect of Contracts that were Outstanding immediately following such Due Period or whose last Scheduled Payment was due during such Due Period.

            "Scheduled Payment": As to any Distribution Date and each Contract, the amount equal to the scheduled payment that was due during the related Due Period in respect of each such Contract that was Outstanding immediately following such Due Period or whose final scheduled payment was due during such Due Period.

            "Seller": GreenPoint or its successor in interest, in its capacity as seller under the Contract Purchase Agreement.

            "Servicer": GreenPoint, or its successor in interest, or any successor servicer appointed as herein provided.

            "Servicer Deficiency Amount": With respect to any Distribution Date, the product of the Deficiency Percentage and the aggregate of the Deficiency Amounts received during the immediately preceding Due Period.

            "Servicer Termination Events":  As defined in Section 7.01.

            "Servicing File": All documents, records, and other items maintained by the Servicer with respect to a Contract and not included in the corresponding Contract File or the Land Home Contract File, as applicable, including the credit application, credit reports and verifications, appraisals, tax and insurance records, payment records, insurance claim records, correspondence, and all historical computerized data files.

            "Servicing Officer": Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Contracts whose name appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

            "Servicing Trigger":  As defined in Section 7.07.

            "Simple Interest Contract": Any Contract that requires that each monthly payment consist of an installment of interest which is calculated according to the simple interest method. This method calculates interest using the basis of the outstanding principal balance of the Simple Interest Contract multiplied by the contract rate and further multiplied by a fraction, the numerator of which is the number of days in the period elapsed since the preceding payment of interest was made and the denominator of which is the number of days in the annual period for which interest accrues on the Simple Interest Contract.

            "Sixty-Day Delinquency Ratio": With respect to any Date, a fraction, expressed as a percentage, the numerator of which is the aggregate of the Principal Balances of all Contracts that were delinquent 60 days or more as of the end of the related Due Period (including Contracts in respect of which the related Manufactured Homes have been repossessed but are still in inventory), and the denominator of which is the Pool Principal Balance as of the end of the related Due Period.

            "Standard & Poor's": Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

            "Startup Date": As defined in Section 3.17.

            "Tax Matters Person": The tax matters person appointed pursuant to
Section 3.17. Initially, the Tax Matters Person shall be the Class R Certificateholder.

            "Tax Matters Person Certificate": means the Class R Certificate with a denomination of 0.000001%.

            "Termination Price":  As defined in Section 9.01.

            "Terminator":  As defined in Section 9.01.

            "Transfer": Any direct or indirect transfer, sale, pledge, hypothecation, or other form of assignment of any Ownership Interest in a Certificate.

            "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

            "Transferor": Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

            "Trust":  The Trust created hereunder.

            "Trustee": U.S. Bank National Association, a national banking association, or its successor in interest, or any successor trustee appointed as herein provided.

            "Trust Fund": All of the assets of the Trust created hereunder consisting of REMIC 1, REMIC 2, REMIC 3 and any Net WAC Cap Rate Carryover Amounts deposited into the Basis Risk Reserve Fund, as described in the Preliminary Statement.

            "UCC": The Uniform Commercial Code, as in effect in the relevant jurisdiction.

            "Uncertificated Principal Balance": With respect to each REMIC 1 Regular Interest and REMIC 2 Regular Interest, the amount of such REMIC 1 Regular Interest or REMIC 2 Regular Interest outstanding as of any date of determination. As of the Closing Date, the Uncertificated Principal Balance of each REMIC 1 Regular Interest and REMIC 2 Regular Interest shall equal the amount set forth in the Preliminary Statement hereto as its initial Uncertificated Principal Balance. On each Distribution Date, the Uncertificated Principal Balance of each REMIC 1 Regular Interest and REMIC 2 Regular Interest on such Distribution Date pursuant to the Preliminary Statement, if and to the extent necessary and appropriate, shall be further reduced on such Distribution Date by Realized Losses as provided in the Preliminary Statement, and the Uncertificated Principal Balance of REMIC 2 Regular Interest 2-Accrual Interest shall be increased by interest deferrals as provided in Section the Preliminary Statement. The Uncertificated Principal Balance of each REMIC Regular Interest shall never be less than zero.

            "Underwriter's Exemption": Prohibited Transaction Exemption 2000-58, 65 Fed. Reg. 67765 (2000), as amended (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

            "United States Person": A citizen or resident of the United States, a corporation, partnership (or other entity treated as a corporation or partnership for United States federal income tax purposes) created or organized in, or under the laws of, the United States, any state thereof, or the District of Columbia (except in the case of a partnership, to the extent provided in Treasury regulations) provided that, for purposes solely of the restrictions on the transfer of Residual Certificates, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are required by the applicable operative agreement to be United States Persons, or an estate the income of which from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. The term "United States" shall have the meaning set forth in Section 7701 of the Code or successor provisions. The term "U.S. Person" refers to a United States Person.

            "Unpaid Class Principal Shortfall": With respect to any Distribution Date and Class of Offered Certificates and the Class B-2 Certificates, the amount, if any, by which the Formula Principal Distribution Amount to which that Class was entitled exceeds the amount of principal actually distributed to that Class in respect of the Formula Principal Distribution Amount on that Distribution Date.

          "Unpaid Interest Shortfall Amount": With respect to the Class A Certificates and the Mezzanine Certificates and (i) the first Distribution Date, zero, and (ii) any Distribution Date after the first Distribution Date, the amount, if any, by which (A) the sum of (1) the Monthly Interest Distributable Amount for such Class of Certificates for the immediately preceding Distribution Date and (2) the outstanding Unpaid Interest Shortfall Amount, if any, for such Class of Certificates for such preceding Distribution Date exceeds (B) the aggregate amount distributed on such Class of Certificates in respect of interest pursuant to clause (A) above on such preceding Distribution Date, plus interest on the amount of the interest due but not paid on such Class of Certificates on such preceding Distribution Date, to the extent permitted by law, at the Pass-Through Rate for such Class for the related Accrual Period.

            "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any Certificate. At all times the Voting Rights shall be allocated among the Holders of the Class A Certificates and the Mezzanine Certificates, in proportion to the then outstanding Certificate Principal Balances of their respective Certificates. The Voting Rights allocated to any Class of Certificates shall be allocated among all Holders of each such Class in proportion to the outstanding Certificate Principal Balance of such Certificates and any voting rights allocated to the Class C Certificates and the Class R Certificates shall be allocated among all Holders of each such Class in proportion to such Holders' respective Percentage Interest; provided, however, that, with respect to the Class R Certificates when none of the Regular Certificates are outstanding, 100% of the Voting Rights shall be allocated among Holders of the Class R Certificates in accordance with such Holders' respective Percentage Interests in the Certificates of such Class.

            "Yield Maintenance Agreements": Collectively, the Fixed Rate Contracts Cap, the Class B-1 Certificate Cap and the Class B-2 Certificate Cap.

            "Yield Maintenance Agreement Fee": The fee payable to the LIBOR Cap Counterparty on each of the first 30 Distribution Dates equal to $116,966 per Distribution Date and payable to the LIBOR Cap Counterparty on each Distribution Date pursuant to Section 3.25.

                                  ARTICLE II

                         CONVEYANCE OF MORTGAGE LOANS;
                       ORIGINAL ISSUANCE OF CERTIFICATES

            SECTION 2.01.     Conveyance of the Contracts.

            (a) The Depositor, concurrently with the execution and delivery hereof does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse, in trust for the benefit of the Certificateholders and the LIBOR Cap Counterparty, all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, whether now owned or hereafter acquired in, to and under (i) the Contracts listed on the Contract Schedule (including the security interests created thereby), including (A) all principal collections thereon after the Cut-off Date and (B) all interest due on or with respect to such Contracts after the Cut-off Date (excluding interest accrued on such Contracts before the Cut-off Date, which amount, if any, the Servicer may retain only from interest collections in respect of the related contract and only to the extent permitted in the Contract Purchase Agreement, and Obligatory Advances made by the Servicer prior to the Cut-off Date and remaining unreimbursed); (ii) all of the rights under all Hazard Insurance Policies relating to the Manufactured Homes securing such Contracts for the benefit of the creditors under such Contracts; (iii) all documents contained in the Servicing Files, the Contract Files and in the Land Home Contract Files with respect to the related Contracts; (iv) all accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, and investment property, consisting of, arising from, or relating to any of the foregoing; (v) all rights of the Depositor under the Contract Purchase Agreement, including without limitation, all indemnities and the representations and warranties of the Seller with respect to the Contracts and the related remedies for breach thereof; (vi) all rights of the Depositor under the Yield Maintenance Agreements; (vii) all rights of the Depositor under the Letter Agreement; and (viii) all proceeds of any of the foregoing. Such assignment includes all interest and principal due after the Cut-off Date with respect to the Contracts.

            The ownership of each Contract and the contents of the related Contract File or Land Home Contract File, as applicable, and Servicing File are vested in the Trustee. The Depositor hereby disclaims any and all right, title and other ownership interest in and to the Contracts (including the security interests created thereby). The contents of each Contract File and, except as provided in Section 3.16(e) and/or 3.16(f)), the contents of each Land Home Contract File, as applicable, and Servicing File are and shall be held by the Custodian, for the benefit of the Trustee as the owner thereof (it being understood that the Servicer's possession of the contents of each Contract File and Servicing File so retained is for the sole purpose of servicing the related Contract, and such retention and possession by the Servicer is in a custodial capacity only). Neither the Depositor nor the Servicer shall take any action inconsistent with the Trustee's ownership of the Contracts, and the Depositor and the Servicer shall promptly indicate to all inquiring parties that the Contracts have been sold, transferred, assigned, set over and conveyed to the Trustee and shall not claim any ownership interest in the Contracts.

            (b) Although the parties intend that the conveyance of the Depositor's right, title and interest in and to the Contracts pursuant to this Agreement shall constitute a purchase and sale and not a loan, if such conveyances are deemed to be a loan, the parties intend that the rights and obligations of the parties to such loan shall be established pursuant to the terms of this Agreement. The parties also intend and agree that the Depositor shall be deemed to have granted to the Trustee, and Depositor does hereby grant to the Trustee, to secure payment of the Certificates according to their terms and the performance of all of the Depositor's obligations hereunder, a perfected first-priority security interest in all of its right, title and interest, whether now owned or hereafter acquired, in and to (i) the Contracts listed on the Contract Schedule (including the security interests created thereby), including (A) all principal collections thereon after the Cut-off Date and (B) all interest due on or with respect to such Contracts after the Cut-off Date (excluding interest accrued on such Contracts before the Cut-off Date, which amount, if any, the Servicer may retain only from interest collections in respect of the related contract and only to the extent permitted in the Contract Purchase Agreement, and Obligatory Advances made by the Servicer prior to the Cut-off Date and remaining unreimbursed); (ii) all of the rights under all Hazard Insurance Policies relating to the Manufactured Homes securing such Contracts for the benefit of the creditors under such Contracts; (iii) all documents contained in the Servicing Files, the Contract Files and in the Land Home Contract Files with respect to the related Contracts; (iv) all accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, and investment property, consisting of, arising from, or relating to any of the foregoing; (v) all rights of the Depositor under the Contract Purchase Agreement, including without limitation, all indemnities and the representations and warranties of the Seller with respect to the Contracts and the related remedies for breach thereof; (vi) all rights of the Depositor under the Yield Maintenance Agreements; (vii) all rights of the Depositor under the Letter Agreement; and (viii) all proceeds of any of the foregoing. The parties intend and agree that this Agreement shall constitute a security agreement under applicable law. If the trust created by this Agreement terminates prior to the satisfaction of the claims of any Person under any Certificates, the security interests created hereby shall continue in full force and effect and the Trustee shall be deemed to be the collateral agent for the benefit of such Person. The Trustee shall have all of the rights and remedies of a secured party under the UCC as in force in the relevant jurisdiction.

            SECTION 2.02.     Filing and Assignment.

            (a) On or prior to the Closing Date, the Depositor shall cause to be filed in the office of the Secretary of State of Delaware a UCC-1 financing statement describing the related Contracts as collateral and naming the Depositor as debtor and the Trustee as secured party.

            From time to time, each of the Depositor, the Servicer, if GreenPoint, and, following any transfer of servicing, the Trustee shall take and cause to be taken such actions and execute such documents as are necessary to perfect and protect the Certificateholders' interests in the Contracts and their proceeds and the Manufactured Homes and the Mortgaged Properties against all other Persons, including the filing of financing statements, amendments thereto and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title; provided, however, that GreenPoint, so long as it is the Custodian, shall not be required to cause notations to be made on any document of title relating to any Manufactured Home or to execute any transfer instrument relating to any Manufactured Home (other than a notation or a transfer instrument necessary to show the Depositor as the lienholder or legal title holder) or, except as provided in Section 3.22, to file documents in real property records with respect to a Manufactured Home or related Contract, absent actual knowledge that such Manufactured Home that does not secure a Land Home Contract has become real property under applicable state law. The Trustee and the Depositor agree to take whatever action is necessary to enable the Servicer to fulfill its obligations as set forth in this Section 2.02(a).

            (b) Each of the Servicer, if GreenPoint, the Depositor and, following any transfer of servicing, the Trustee agrees to pay all reasonable costs and disbursements in connection with its respective duties specified in this Section 2.02.

            SECTION 2.03.     Acceptance by Trustee.

            (a) The Trustee hereby acknowledges conveyance of the Contracts to the Trustee and declares that (i) the Trustee, directly or through the Custodian, holds and will hold the Contract Files and (ii) the Trustee, directly or through a custodian (which may be appointed pursuant to Section 3.16(f)), holds and will hold the Land Home Contract Files, in each case, in trust for the use and benefit of all present and future Certificateholders. The Trustee hereby certifies (without any independent investigation) that it has no notice or knowledge of (i) any adverse claim, lien or encumbrance with respect to any Contract, (ii) any Contract being overdue or dishonored, (iii) any evidence on the face of any Contract of any security interest therein adverse to the Trustee's interest, or (iv) any defense against or claim against any Contract by the Obligor or by any other party. Nothing in this Agreement shall be construed to constitute acceptance by the Trustee of any liability or obligation of the Seller, whether on any Contract, to any Obligor, or otherwise.

            (b) The Trustee is hereby directed to enter into the Yield Maintenance Agreements on behalf of the Trust and to perform the obligations of the Trust thereunder. The Trustee hereby acknowledges delivery of the Yield Maintenance Agreements to the Trustee and declares that the Trustee holds and will hold the rights to payments under the Yield Maintenance Agreements in trust for the use and benefit of all present and future Certificateholders.

            SECTION 2.04. Indemnities, Representations and Warranties of the Seller.

            In the Contract Purchase Agreement, the Seller has made representations and warranties regarding the Contracts and itself to the Depositor, and provided the Depositor with indemnities. Pursuant to Section 2.01, the Depositor has assigned its rights under the Contract Purchase Agreement, including such indemnities and representations and warranties of the Seller and the remedies related thereto, to the Trustee, for the benefit of the Certificateholders pursuant to this Agreement, with the result that the Trustee may directly enforce the rights of the Depositor under the Contract Purchase Agreement against the Seller.

            SECTION 2.05.   Representations and Warranties of the Depositor.

            (a) The Depositor hereby represents and warrants to the parties hereto, for the benefit of the Certificateholders, that as of the Closing Date, or as of such other date specifically provided herein, that:

                        (i) This agreement constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

                        (ii) Immediately prior to the sale and assignment by the Depositor to the Trustee on behalf of the Trust Fund of each Contract on the Closing Date, the Depositor had good and marketable title to each Contract (insofar as such title was conveyed to it by the Seller) subject to no prior lien, claim, participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature;

                        (iii) As of the Closing Date, the Depositor has transferred all right, title interest in the Contracts to the Trustee on behalf of the Trust Fund;

                        (iv) The Depositor has not transferred the Contracts on the Closing Date to the Trustee on behalf of the Trust Fund with any intent to hinder, delay or defraud any of its creditors;

                        (v) The Depositor has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware, with full corporate power and authority to own its assets and conduct its business as presently being conducted;

                        (vi) The Depositor is not in violation of its articles of incorporation or by-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Depositor is a party or by which it or its properties may be bound, which default might result in any material adverse changes in the financial condition, earnings, affairs or business of the Depositor or which might materially and adversely affect the properties or assets, taken as a whole, of the Depositor;

                        (vii) The execution, delivery and performance of this Agreement by the Depositor, and the consummation of the transactions contemplated thereby, do not and will not result in a material breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the

                        Depositor is a party or by which the Depositor is bound or to which any of the property or assets of the Depositor is subject, nor will such actions result in any violation of the provisions of the articles of incorporation or by-laws of the Depositor or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Depositor or any of its properties or assets (except for such conflicts, breaches, violations and defaults as would not have a material adverse effect on the ability of the Depositor to perform its obligations under this Agreement and as would not have a material adverse effect on the validity of this Agreement or the Certificates);

                        (viii) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States or any other jurisdiction is required for the issuance or validity of the Certificates, or the consummation by the Depositor of the other transactions contemplated by this Agreement, except such consents, approvals, authorizations, registrations or qualifications as (a) may be required under State securities or Blue Sky laws, (b) have been previously obtained or (c) the failure of which to obtain would not have a material adverse effect on the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement;

                        (ix) There are no actions, proceedings or investigations pending before or, to the Depositor's knowledge, threatened by any court, administrative agency or other tribunal to which the Depositor is a party or of which any of its properties is the subject: (a) which if determined adversely to the Depositor would have a material adverse effect on the business, results of operations or financial condition of the Depositor; (b) asserting the invalidity of this Agreement or the Certificates; (c) seeking to prevent the issuance of the Certificates or the consummation by the Depositor of any of the transactions contemplated by this Agreement, as the case may be; or
                        (d) which might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement;

                        (x) This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Contracts in favor of the Trust, which security interest is prior to all other liens, and is enforceable as such as against creditors of and purchasers from Depositor;

                        (xi) The Depositor has taken all steps necessary to perfect its security interest against the Seller in the property securing the Contracts;

                        (xii) The Contracts, other than the Land Home Contracts, constitute "tangible chattel paper" within the meaning of the applicable UCC;

                        (xiii) The Depositor has caused or will have caused, within ten days after the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Contracts granted to the Trust hereunder;

                        (xiv) The Depositor has received a written acknowledgment from Custodian that Custodian is holding the Contracts, other than the portion of the Land Home Contracts being held by the Trustee (or a custodian designated by it) solely on behalf and for the benefit of the Trust; and

                        (xv) Other then the security interest granted to the Trust pursuant to this Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Contracts. The Depositor has not authorized the filing of and is not aware of any financing statements against the Depositor that include a description of collateral covering the Contracts other than any financing statement relating to the security interest granted to the Trust hereunder or that has been terminated. The Depositor is not aware of any judgment or tax lien filings against it.

                        All financing statements filed or to be filed against the Depositor in favor of the Trust in connection herewith describing the Contracts contain a statement to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Secured Party."

            (b) It is understood and agreed that the representations and warranties set forth in this Section 2.05 shall survive delivery of the Contract Files to the Trustee and shall inure to the benefit of the parties hereto, the Trustee and the Certificateholders notwithstanding any restrictive or qualified endorsement or assignment. Upon discovery by any of the Depositor, the Servicer or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of any Contract or the interests therein of the Certificateholders, the party discovering such breach shall give prompt written notice to the other parties, and in no event later than two Business Days from the date of such discovery. As promptly as practicable following the earlier of the discovery by the Depositor or receipt of notice by the Depositor of such breach, the Depositor shall cure such breach in all material respects. Unless such breach shall not be susceptible of cure within 90 days, the obligation of the Depositor set forth in the immediately preceding sentence to cure breaches shall constitute the sole remedy against the Depositor available to the Certificateholders, the Servicer and the

Trustee on behalf of the Certificateholders respecting a breach of the representations, warranties and covenants contained in this Section 2.05.

            SECTION 2.06. Representations, Warranties and Covenants of the Servicer.

            GreenPoint, as the initial Servicer, hereby represents, warrants and covenants to the parties hereto, for the benefit of the Certificateholders, that as of the Closing Date, or as of such date specifically provided herein, that:

                        (i) Organization and Good Standing. The Servicer is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware, and the Servicer has the power to own its assets and to transact the business in which it is currently engaged. The Servicer is duly qualified to do business as a foreign limited liability company and is in good standing in each jurisdiction in which its type of organization and the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on its business, properties, assets, or condition (financial or other).

                        (ii) Authorization; Binding Obligations. The Servicer has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under the Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Servicer enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

                        (iii) No Consent Required. The Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement or in connection with the transaction of its business, except such as have been obtained or where the failure to obtain any such consent, license, approval or authorization, or to make any registration or declaration does not materially adversely affect the Trust Fund or the interests of the Certificateholders therein.

                        (iv) No Violations. The execution, delivery and performance of this Agreement by the Servicer will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Servicer or the certificate of formation or limited liability company agreement of the Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Servicer is a party or by which the Servicer is bound except where such violation or breach does not materially adversely affect the Trust Fund or the interests of the Certificateholders therein.

                        (v) Litigation. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or, to the knowledge of the Servicer, threatened, against the Servicer or any of its properties or with respect to this Agreement or the Certificates which, if adversely determined, would in the opinion of the Servicer have a material adverse effect on the transactions contemplated by this Agreement.

                        (vi) Stamping of Contracts. Each original Contract has been stamped with the following legend: "This Contract has been assigned to U.S. Bank National Association, as Trustee under the Pooling Agreement dated as of June 30, 2002, relating to Lehman ABS Manufactured Housing Contract Trust 2002-A, or any successor Trustee thereunder."

            Within 60 days of the earlier of discovery by the Servicer or receipt of notice by the Servicer of the breach of any representation, warranty or covenant of the Servicer set forth in this Section 2.06 which materially and adversely affects the interests of the Certificateholders in any Contract, the Servicer shall cure such breach in all material respects.

            SECTION 2.07.   Covenants of the Servicer.

            The Servicer hereby covenants to the Depositor and the Trustee that no written information, certificate of an officer, statement furnished in writing or written report delivered to the Depositor, any Affiliate of the Depositor or the Trustee and prepared by the Servicer pursuant to this Agreement will contain any untrue statement of a material fact or omit to state a material fact necessary to make the information, certificate, statement or report not misleading.

            SECTION 2.08.   Issuance of the Certificates.

            The Trustee acknowledges the assignment to it of the Contracts, subject to the provisions of Section 2.01 and Section 2.03, together with the assignment to it of all other assets included in the Trust Fund, the receipt of which is hereby acknowledged. Concurrently with such assignment and delivery on the Closing Date and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed, authenticated and delivered to or upon the order of the Depositor, the Certificates in authorized denominations. The interests evidenced by the Certificates constitute the entire beneficial ownership interest in the Trust Fund. The rights of the Certificateholders to receive distributions from the proceeds of the Trust Fund in respect of the Certificates, and all ownership interests evidenced or constituted by the Certificates, shall be as set forth in this Agreement.

            SECTION 2.09. Conveyance of REMIC 1 Regular Interests, REMIC 2 Regular Interests and REMIC 3 Regular Interests.

            Each of the REMIC 1 Regular Interests, REMIC 2 Regular Interests and REMIC 3 Regular Interests are hereby conveyed and accepted in the manner more particularly described in the Preliminary Statement.

            SECTION 2.10. Covenants of the Seller, the Depositor, Trustee and Servicer.

            (a) Upon discovery by any of the Seller, the Servicer, the Depositor or the Trustee of a breach of any of the representations, warranties and covenants set forth in Section 2(b) of the Contract Purchase Agreement which materially and adversely affects the value of the Contracts or the interests of the Certificateholders in the Contracts (or which materially and adversely affects the value of or the interest of the Certificateholders in the related Contract in the case of a representation, warranty or covenant set forth in Section 2(b) of the Contract Purchase Agreement and relating to a particular Contract), the party discovering such breach shall give prompt written notice to the other parties. The parties acknowledge that the Trustee shall cause the Seller to cure such breach or repurchase for any affected Contract or to indemnify the affected party in accordance with Section 2(c) of the Contract Purchase Agreement.

            (b) Notwithstanding the foregoing clause (a), with respect to any Contract subject to repurchase under the Letter Agreement, the parties acknowledge that only in the event that the related Manufactured Home or Mortgaged Property becomes an REO Property shall the Trustee cause the Seller to repurchase the affected Contract and purchase the related REO Property in accordance with Section 2(c) of the Contract Purchase Agreement and in accordance with the terms and conditions of the Letter Agreement; and only upon delivering written notice thereof to the Seller, the Servicer, the Backup Servicer, the Depositor and the Rating Agencies.

                                  ARTICLE III

                         ADMINISTRATION AND SERVICING
                               OF THE CONTRACTS

            SECTION 3.01. Responsibility for Contract Administration and Servicing.

            GreenPoint hereby agrees to act as Servicer under this Agreement. The Certificateholders by their acceptance of the Certificates consent to GreenPoint acting as Servicer. The Servicer shall service and administer the Contracts and, subject to the terms of this Agreement, shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Subject to
Section 3.02, without limiting the generality of the foregoing, the Servicer hereby is authorized and empowered, when the Servicer believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trust Fund or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Contracts, with respect to the Manufactured Homes and with respect to the Mortgaged Property. The Trustee shall execute any powers of attorney prepared by the Servicer and delivered to the Trustee and other documents necessary or appropriate to enable the Servicer to service and administer the Contracts. The relationship of the Servicer (and of any successor to the Servicer as Servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent of the Trustee.

            SECTION 3.02. Standard of Care.

            In managing, administering, servicing and making collections on the Contracts pursuant to this Agreement, the Servicer will, consistent with the terms of this Agreement and applicable laws, rules and regulations, act with reasonable care, using that degree of skill and care that it exercises with respect to similar manufactured housing contracts owned and/or serviced by it, but in no event using a degree of skill and care that is lower than that used generally in the servicing industry for such manufactured housing contracts; provided, however, that notwithstanding the foregoing, the Servicer shall not release or waive the right to collect the unpaid balance on any Contract except if default or foreclosure on such Contract has occurred or in the reasonable judgment of the Servicer is imminent and such waiver or release is in the best interest of the Trust, in the reasonable judgement of the Servicer. Notwithstanding anything to the contrary contained in this Agreement, no provision of this Agreement shall be construed so as to require the Servicer to take any action or fail to take any action in respect of a Contract which action or failure violates applicable law.

            SECTION 3.03. Records.

            The Servicer, during the period it is Servicer hereunder, shall maintain such books of account and other records as will enable the Trustee (if the Trustee so elects in its discretion) to determine the status of each Contract. Without limiting the generality of the preceding sentence, the Servicer shall keep such records in respect of Liquidation Expenses as will enable the Trustee (if the Trustee so elects in its discretion) to determine that the correct amount of Net

Liquidation Proceeds in respect of a Liquidated Contract has been deposited in the Certificate Account.

            SECTION 3.04. Inspection.

            (a) At all times during the term hereof, the Servicer shall afford the Trustee, the Depositor and each of their authorized agents reasonable access during normal business hours to the Servicer's records relating to the Contracts and will cause its personnel to assist in any examination of such records by the Trustee, the Depositor or any of their authorized agents. The examination referred to in this Section 3.04 will be conducted in a manner which does not interfere unreasonably with the Servicer's normal operations or customer or employee relations. Without otherwise limiting the scope of the examination which the Trustee or the Depositor may make, the Trustee, the Depositor or their authorized agents, using generally accepted audit procedures, may in their discretion verify the status of each Contract and review the records relating thereto for conformity to Monthly Reports prepared pursuant to Section 4.03 and compliance with the standards represented to exist as to each Contract in this Agreement. The Servicer shall not be liable for any cost or expense, other than its reasonable overhead costs and expenses, incurred in connection with the examination referred to in this
Section 3.04.

            (b) At all times during the term hereof, the Servicer shall keep available a copy of the Contract Schedule at its principal executive office for inspection by Certificate Owners.

            SECTION 3.05. Establishment of and Deposits in Certificate
Account.

            (a) On or before the Closing Date, the Trustee shall have established, and thereafter shall maintain, the Certificate Account, which shall be an Eligible Account, in the form of a segregated trust account titled "Lehman ABS Manufactured Housing Contract Trust, Lehman ABS Manufactured Housing Contract Senior/Subordinate Asset-Backed Certificates, Series 2002-A, Certificate Account in trust for the Trustee as trustee for the benefit of the Certificateholders". As of the Closing Date, the Certificate Account shall be a segregated trust account established at U.S. Bank National Association and shall be invested in an Eligible Investment selected by the Trustee for the Business Day immediately preceding each Distribution Date, and may be invested in an Eligible Investment selected by the Depositor for the balance of the related period. Eligible Investments shall mature or, in the case of a money market fund, be redeemed not later than the Business Day immediately preceding the Distribution Date next following the date of such investment (except that, if such Eligible Investment is managed or advised by the institution that maintains the Certificate Account or an Affiliate, then such Eligible Investments shall mature or, in the case of a money market fund, be redeemed not later than such Distribution Date), and shall not be sold or disposed of prior to its maturity. All such Eligible Investments shall be made in the name of the Trustee, as trustee for the benefit of the Certificateholders. Without limiting the generality of the foregoing, the Trustee shall select the investments of the Certificate Account from among the investments specified in clauses (a) and (b) of the definition of "Eligible Investments." The Trustee shall select such Eligible Investments, which shall mature as provided above, in such manner as to achieve the following objectives in the order stated: (1) preservation of principal values; and (2) maximization of income.

            The Trustee shall be entitled to all investment earnings on funds on deposit in the Certificate Account for the period beginning the Business Day immediately preceding each Distribution Date and ending on such Distribution Date and the Depositor shall be entitled to the balance of the investment earnings on funds on deposit in the Certificate Account; provided, however, that the Trustee will be required to deposit into the Certificate Account immediately upon realization the amount of any loss of principal incurred in respect of any such Eligible Investments during the Business Day immediately preceding the applicable Distribution Date and the Depositor will be required to remit to the Trustee for deposit into the Certificate Account immediately upon realization the amount of any loss of principal incurred in respect of any such Eligible Investments for the balance of the related period.

            (b) The Servicer shall deposit in the Certificate Account as promptly as practicable (but not later than the Close of Business of the second Business Day) following receipt thereof:

            (1) All amounts received from Obligors with respect to principal of and interest on the Contracts (including Excess Contract Payments relating to the Contracts).

            (2)   All Net Liquidation Proceeds relating to the Contracts.

            (3)   All amounts required to be paid by the Seller pursuant to
                  Section 2(c) of the Contract Purchase Agreement relating to the Contracts.

            (4) All Monthly Advances pursuant to Section 3.24 relating to the Contracts.

            (5)   Any proceeds of Hazard Insurance Policies pursuant to
                  Section 3.11 and any amounts in respect of indemnification to the Trust Fund pursuant to Section 6.03.

            (6) All amounts required to be withdrawn from an REO Account and deposited (in the Certificate Account in accordance with Section 3.17) relating to the Contracts.

            (7)   All Deficiency Amounts relating to the Contracts.

            (8) All amounts received in respect of the Termination Price pursuant to Section 9.01.

            In accordance with clauses (1)(f), (2)(f) and (3)(f) of Section 4.01(a), the Trustee shall deposit in the Certificate Account any amounts received from the LIBOR Cap Counterparty pursuant to the Yield Maintenance Agreements.

            Notwithstanding the foregoing, and to the extent permitted under
Section 2(a)(1) of the Contract Purchase Agreement, the Servicer shall be permitted to retain amounts in respect of interest accrued on any Contract prior to the Cut-off Date and Obligatory Advances made by the Servicer prior to the Cut-off Date and remaining unreimbursed, to the extent that such amounts result from (x) payments on such Contract made by the related Obligor or (y) Liquidation proceeds from such Contract.

            SECTION 3.06.   Payment of Taxes.

            If the Servicer becomes aware of the nonpayment by an Obligor of a real or personal property tax or other tax or charge which may result in a lien upon a Manufactured Home or Mortgaged Property prior to, or equal to or coordinate with, the lien of the related Contract, the Servicer, consistent with Section 3.02, shall take action, including the advancing, but only to the extent that the Servicer deems, in its sole judgement, such advance recoverable, of such taxes or charges to avoid the attachment of any such lien. If the Servicer shall have paid any such real or personal property tax or other tax or charge directly on behalf of an Obligor, the Servicer may separately add such amount to the Obligor's obligation as provided by the Contract, but, for the purposes of this Agreement, may not add such amount to the remaining principal balance of the Contract. If the Servicer shall have repossessed a Manufactured Home or Mortgaged Property on behalf of the Certificateholders and the Trustee, the Servicer shall advance, but only to the extent that the Servicer, in its sole judgment, deems such advance recoverable, the amount of any such tax or charge arising during the time such Manufactured Home is in the Servicer's possession or title to the Mortgaged Property is in the name of the Servicer (or any Person acting on behalf of the Servicer), unless the Servicer is contesting in good faith such tax or charge or the validity of the claimed lien on such Manufactured Home or Mortgaged Property. If the Obligor does not reimburse the Servicer for payment of such taxes or charges pursuant to this Section 3.06 and the related Contract is liquidated after a default, the Servicer shall be reimbursed for its payment of such taxes or charges out of the related Liquidation Proceeds. If Liquidation Proceeds are insufficient to reimburse the Servicer for any such premiums, the amount of such insufficiency shall constitute, and be reimbursable to the Servicer as, a Nonrecoverable Advance.

            SECTION 3.07.   Enforcement.

            (a) The Servicer, consistent with Section 3.02, shall act with respect to the Contracts in such manner as will maximize the receipt of principal and interest on such Contracts.

            (b) The Servicer shall sue to enforce or collect upon Contracts and, where permitted by applicable law, may, in its sole judgment, sue to collect any Deficiency at its own expense, in its own name, if possible, or as agent for the Trustee in its own name, if possible, or as agent for the Trust Fund. If the Servicer elects to commence a legal proceeding to enforce a Contract, the act of commencement shall be deemed to be an automatic assignment of the Contract to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Contract on the ground that it is not a real party in interest or a holder entitled to enforce the Contract, the Trustee shall, at the Servicer's expense, take such steps as the Servicer deems necessary to enforce the Contract, including bringing suit in its name or the names of the Certificateholders. If there has been a recovery of attorneys' fees in favor of the Servicer or the Trust Fund in an action involving the enforcement of a Contract, the Servicer shall be reimbursed out of such recovery for its out-of-pocket attorney's fees and expenses incurred in such enforcement action.

            (c) The Servicer shall exercise any rights of recourse against third persons that exist with respect to any Contract in accordance with
Section 3.02. In exercising recourse rights, the Servicer is authorized on the Trustee's behalf to reassign the Contract or to resell the related Manufactured Home and, if applicable, the Mortgaged Property, to the Person against whom recourse exists at the price set forth in the document creating the recourse.

            (d) The Servicer may grant to the Obligor on any Contract any rebate, refund or adjustment out of the Certificate Account that is required because of an overpayment in connection with the partial prepayment or prepayment in full of the Contract or otherwise. The Servicer may rescind, cancel or make material modifications of the terms of any Contract (including modifying the amounts and due dates of scheduled monthly payments provided that no extension may extend more than the date which is one year after the final Scheduled Payment date of the Contract with the latest maturity as of the Cut-off Date); provided that, unless required by applicable law or to bring Contracts into conformity with the representations and warranties contained in the Contract Purchase Agreement, the Servicer will not permit any rescission or cancellation of any Contract or any material modification of a Contract other than in connection with a default or an imminent default on such Contract unless the Servicer obtains and delivers to the Trustee an Opinion of Counsel to the effect that such modification will not cause any REMIC created hereunder to fail to qualify as a REMIC or result in the imposition of taxes on the Trust Fund under the REMIC Provisions. Notwithstanding the foregoing, the Servicer may, without an Opinion of Counsel, make a one-time modification to the Contract Rate with respect to any Contract by an amount equal to the lesser of (i) 5% of such Contract Rate and
(ii) 0.50% provided, however, that the aggregate Principal Balance of the Contracts so modified shall in no event exceed 10% of the Cut-off Date Pool Principal Balance.

            SECTION 3.08.   Transfer of Certificate Account.

            The Trustee may transfer the Certificate Account to a different depository institution from time to time, so long as such Certificate Account remains an Eligible Account. The Trustee shall give notice of any transfer of a Certificate Account to each Rating Agency prior to such transfer.

            SECTION 3.09.   Maintenance of Hazard Insurance Policies.

            (a) Except as otherwise provided in subsection (b) of this Section 3.09, the Servicer shall cause to be maintained with respect to each Contract one or more Hazard Insurance Policies which provide, at a minimum, the same coverage as a standard form fire and extended coverage insurance policy that is customary for manufactured housing, issued by a company authorized to issue such policies in the state in which the Manufactured Home is located, and in an amount which is not less than the maximum insurable value of such Manufactured Home or the principal balance of the related Contract, whichever is less; provided that such Hazard Insurance Policies may provide for customary deductible amounts, and further provided that the amount of coverage provided by each Hazard Insurance Policy shall be sufficient to avoid the application of any co-insurance clause contained therein. If a Manufactured Home is located within a federally designated special flood hazard area, the Servicer shall, to the extent required by applicable law or regulation, also cause flood insurance to be maintained, which coverage shall be at least equal to the minimum amount specified in the preceding sentence or such lesser amount as may be available under the federal flood insurance program. Each Hazard Insurance Policy caused to be maintained by the Servicer shall contain a standard loss payee clause in favor of the Servicer and its successors and assigns. If any Obligor is in default in the payment of premiums on its Hazard Insurance Policy or Policies, the Servicer shall advance such premiums out of its own funds (but only to the extent that it deems, in its sole judgment, that such advances are recoverable), and may add separately such premium to the Obligor's obligation as provided by the Contract, but may not add such premium to the remaining principal balance of the Contract for purposes of this Agreement. If the Obligor does not reimburse the Servicer for payment of such premiums and the related Contract is liquidated after a default, the Servicer shall be reimbursed for its payment of such premiums out of the related Liquidation Proceeds.

            (b) The Servicer may, in lieu of causing individual Hazard Insurance Policies to be maintained with respect to each Manufactured Home pursuant to subsection (a) of this Section 3.09, and shall, to the extent that the related Contract does not require the Obligor to maintain a Hazard Insurance Policy with respect to the related Manufactured Home, maintain one or more blanket insurance policies covering losses as provided in subsection
(a) of this Section 3.09 resulting from the absence or insufficiency of individual Hazard Insurance Policies. Any such blanket policy shall be substantially in the form that is the industry standard for blanket insurance policies issued to cover Manufactured Homes and in the amount sufficient to cover all losses on the Contracts. The Servicer shall pay, out of its own funds, the premium for such policy on the basis described therein and shall deposit in the applicable Certificate Account, on the Business Day next preceding the Determination Date following the Due Period in which the insurance proceeds from claims in respect of any Contracts under such blanket policy are or should have been received, the deductible amount with respect to such claims. The Servicer shall not, however, be required to deposit any deductible amount with respect to claims under individual Hazard Insurance Policies maintained pursuant to subsection (a) of this Section 3.09.

            (c) If the Servicer shall have repossessed a Manufactured Home on behalf of the Trust, the Servicer shall either (i) maintain at its expense, but only to the extent that it deems, in its sole judgment, such expense recoverable, a Hazard Insurance Policy with respect to such Manufactured Home, or (ii) indemnify, to the extent that the Servicer should have maintained such Hazard Insurance Policy pursuant to subclause (i) of this clause (c), the Trust Fund against any damage to such Manufactured Home prior to resale or other disposition that would have been covered by such Hazard Insurance Policy.

            (d) Any cost incurred by the Servicer in maintaining any of the foregoing insurance, for the purpose of calculating monthly distributions to Certificateholders, shall not be added to the amount owing under the Contract, notwithstanding that the terms of the Contract so permit. Except as provided in the final sentence of this paragraph, the Servicer shall not be entitled to reimbursement from the Depositor, the Trustee or the Certificateholders for such costs. Such costs (other than the cost of the blanket policy) shall only be recovered out of later payments by the Obligor for such premiums or, if the related Contract is liquidated after a default, out of the related Liquidation Proceeds. If Liquidation Proceeds are insufficient to reimburse the Servicer for any such premiums, the amount of such insufficiency shall constitute, and be reimbursable to the Servicer as, a Nonrecoverable Advance.

            SECTION 3.10.   Fidelity Bond and Errors and Omissions Insurance.

            The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies acceptable to FNMA and FHLMC, on all officers, employees or other persons acting in any capacity with regard to the Contracts to handle funds, money, documents and papers relating to the Contracts. Any such fidelity bond and errors and omissions insurance shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons. No provision of this Section 3.10 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be in an amount as is customary for servicers that service a portfolio of manufactured housing installment sales contracts of $100 million or more and that are generally acceptable as servicers to institutional investors. On or before April 1 of every year, beginning with April 2003, the Servicer shall cause to be delivered to the Trustee a certified true copy of such fidelity bond and insurance policy and a statement from the surety and the insurer that such fidelity bond or insurance policy shall in no event be terminated or materially modified without 30 days' prior written notice to the Trustee.

            SECTION 3.11. Collections under Hazard Insurance Policies, Consent to Transfers of Manufactured Homes, Assumption Agreements.

            (a) In connection with its activities as Servicer of the Contracts, the Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under any Hazard Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Hazard Insurance Policies or any blanket policies obtained pursuant to Section 3.09(b) (except that the Servicer shall not be required to make any advances that the Servicer believes, in its sole judgment, would become a nonrecoverable advance). Any amounts collected by the Servicer under any such Hazard Insurance Policies shall be deposited in the Certificate Account pursuant to Section 3.05, except to the extent they are applied to the restoration of the related Manufactured Home or released to the related Obligor in accordance with the normal servicing procedures of the Servicer.

            (b) In connection with any transfer of ownership of a Manufactured Home and, if applicable, the related Mortgaged Property, by an Obligor to a Person, the Servicer shall consent to any such transfer and permit the assumption by such Person of the Contract related to such Manufactured Home, provided that (i) such Person, in the judgment of the Servicer, meets the Servicer's underwriting standards then in effect, (ii) such Person enters into an assumption agreement, (iii) the Servicer determines that permitting such assumption by such Person will not materially increase the risk of nonpayment of such Contract and (iv) such action will not adversely affect or jeopardize any coverage under any insurance policy required by this Agreement. In the event the Servicer determines that the conditions of the proviso of the preceding sentence have not been fulfilled, then the Servicer shall withhold its consent to any such transfer, but only to the extent permitted under the Contract and applicable law and governmental regulations and only to the extent that such action will not adversely affect or jeopardize any coverage under any insurance policy required by this Agreement. In connection with any such assumption, the rate of interest borne by, and all other material terms of, the related Contract shall not be changed.

            (c) In any case in which a Manufactured Home or Mortgaged Property is to be conveyed to a Person by an Obligor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Contract in accordance with Section 3.11(b) or Section 3.07(d), upon the closing of such conveyance, the Servicer shall cause the originals of the assumption agreement, the release (if any), or the modification or supplement to the Contract to be deposited with the Contract File or the Land Home Contract File, as applicable, for such Contract. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement with respect to such Contract will be retained by the Servicer as additional servicing compensation.

            SECTION 3.12.   Realization upon Defaulted Contracts.

            Subject to applicable law, the Servicer shall repossess, foreclose upon or otherwise comparably convert the ownership of Manufactured Homes and Mortgaged Property securing all Contracts that come into default and which the Servicer believes in its good faith business judgment will not be brought current. Subject to Section 3.17, the Servicer shall manage, conserve and protect such Manufactured Homes and Mortgaged Property for the purposes of their prompt disposition and sale, and shall dispose of such Manufactured Homes and Mortgaged Property on such terms and conditions as it deems in the best interests of the Certificateholders. If the Servicer has actual knowledge that a Mortgaged Property is affected by hazardous waste, then the Servicer shall not cause the Trust Fund or the Trustee to acquire title to such Mortgaged Property in a foreclosure or similar proceeding. For purposes of the preceding sentence, the Servicer shall not be deemed to have actual knowledge that a Mortgaged Property is affected by hazardous waste unless it shall have received written notice that hazardous waste is present on such property and such written notice has been made a part of the Land Home Contract File with respect to the related Contract. In connection with such activities, the Servicer shall follow such practices and procedures as are consistent with
Section 3.02.

            SECTION 3.13.   Costs and Expenses.

            Except as otherwise expressly provided herein, all costs and expenses incurred by the Servicer in carrying out its duties under this Agreement, including all fees and expenses incurred in connection with the enforcement of Contracts (including enforcement of defaulted Contracts and repossessions of Manufactured Homes and Mortgaged Property securing such Contracts), shall be paid by the Servicer, and the Servicer shall not be entitled to reimbursement hereunder, except to the extent such reimbursement is specifically provided for in this Agreement. Notwithstanding the foregoing, the Servicer shall be reimbursed for Liquidation Expenses incurred by it, including, but not limited to: (i) costs of refurbishing and securing Manufactured Homes in foreclosure; (ii) transportation expenses incurred in moving the Manufactured Homes; (iii) reasonable legal fees and expenses of outside counsel; and (iv) sales commissions paid to Persons that are not Affiliates of the Servicer. The Servicer shall not incur any Liquidation Expenses unless it determines in its good faith business judgment that incurring such expenses will increase the Net Liquidation Proceeds from such Manufactured Home and Mortgaged Property and that the Servicer will be reimbursed for such Liquidation Expenses. If

Liquidation Proceeds are insufficient to reimburse the Servicer for any such Liquidation Expenses, the amount of such insufficiency shall constitute, and be reimbursable to the Servicer as, a Nonrecoverable Advance.

            SECTION 3.14.   Trustee to Cooperate.

            (a) Upon payment in full of any Contract, the Servicer will notify the Trustee on the next Distribution Date by a certificate of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Certificate Account pursuant to Section 3.05 have been deposited). The Servicer is authorized to execute an instrument in satisfaction of such Contract and to do such other acts and execute such other documents as the Servicer deems necessary to discharge the Obligor thereunder and eliminate the security interest in the Manufactured Home. The Servicer shall determine when a Contract has been paid in full. To the extent insufficient payments are received on a Contract mistakenly determined by the Servicer to be prepaid or paid in full and satisfied, the shortfall shall be paid by the Servicer out of its own funds by deposit into the Certificate Account.

            (b) From time to time as appropriate for servicing and foreclosure in connection with any Land Home Contract, the Trustee shall, upon written request of a Servicing Officer and delivery to the Trustee of one copy of a Request for Release signed by a Servicing Officer substantially in the form of Exhibit E (or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer), cause the original Land Home Contract and the related Land Home Contract File to be released to the Servicer and shall execute such documents as the Servicer shall deem necessary to the prosecution of any such proceedings. To the extent not already completed by the Servicer, the Trustee shall stamp the face of each such Land Home Contract to be released to the Servicer with a notation that the Land Home Contract has been assigned to the Trustee.

            (c) The Servicer's receipt of a Land Home Contract and/or Land Home Contract File shall obligate the Servicer to return the original Land Home Contract and the related Land Home Contract File to the Trustee, or any person acting on behalf of the Trustee, when its need by the Servicer has ceased unless the Contract shall be paid in full, liquidated, repurchased or replaced.

            (d) Upon request of a Servicing Officer, the Trustee shall, at the expense of the Servicer, perform such acts as are reasonably requested by the Servicer (including the execution of documents) and otherwise cooperate with the Servicer in the enforcement of rights and remedies with respect to Contracts.

            SECTION 3.15.   Servicing and Other Compensation.

            (a) The Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the Monthly Servicing Fee pursuant to Section 3.25.

            (b) Additional servicing compensation in the form of Servicer Deficiency Amounts, Late Payment Fees or Extension Fees and any transfer of equity or assumption fees shall be retained by the Servicer. The Servicer shall not be reimbursed for its costs and expenses in servicing the Contracts except as otherwise expressly provided herein.

            (c) No transfer, sale, pledge or other disposition of the Servicer's right to receive all or any portion of the Monthly Servicing Fee shall be made, and any such attempted transfer, sale, pledge or other disposition shall be void, unless such transfer is made to a successor Servicer in connection with the assumption by such successor Servicer of the duties hereunder pursuant to Section 6.06 and all (and not a portion) of the Monthly Servicing Fee is transferred to such successor Servicer.

            SECTION 3.16.   Custody of Contracts.

            (a) Subject to the terms and conditions of this Section 3.16, the Servicer agrees to act as custodian of the Contract Files (other than the Land Home Contract Files) for the benefit of the Trustee, the Certificateholders and the Trust Fund. The Certificateholders by their acceptance of the Certificates, consent to the Servicer acting as custodian, and the Servicer agrees to maintain the Contract Files (other than the Land Home Contract Files) as custodian therefor.

            (b) The Servicer agrees to maintain the related Contract Files (other than the Land Home Contract Files) at its offices where they are presently maintained, or at such other offices of the Servicer in the State of California as shall from time to time be identified to the Trustee by ten days' prior written notice. The Servicer hereby certifies to the Trustee that the Servicer holds from and following the Closing Date the Contract Files (other than the portion of the Land Home Contract Files held by the Trustee) as Custodian on behalf of the Trustee and the Certificateholders hereunder. The Servicer may temporarily move individual Contract Files, Land Home Contract Files or, in each case, any portion thereof without notice as necessary to conduct collection and other servicing activities in accordance with its customary practices and procedures.

            (c) As custodian, the Servicer shall have and perform the following powers and duties:

            (i) hold the Contract Files (other than the Land Home Contract Files) on behalf of the Certificateholders and the Trustee, maintain accurate records pertaining to each Contract to enable it to comply with the terms and conditions of this Agreement, maintain a current inventory thereof and conduct annual physical inspections of Contract Files held by it under this Agreement;

            (ii) implement policies and procedures in writing and signed by a Servicing Officer, with respect to persons authorized to have access to the Contract Files on the Servicer's premises and the receipting for Contract Files taken from their storage area by an employee of the Servicer for purposes of servicing or any other purposes; and

            (iii) attend to all details in connection with maintaining custody of the Contract Files on behalf of the Certificateholders and the Trustee.

            (d) In performing its duties under this Section 3.16, the Servicer agrees to act in accordance with the standard of care set forth in Section
3.02. The Servicer shall promptly report to the Trustee any failure by it to hold the Contract Files as herein provided, and shall promptly take appropriate action to remedy any such failure. In acting as custodian of the Contract Files, the Servicer further agrees not to assert any ownership interests in the Contracts or the Contract Files. The Servicer agrees to indemnify the Certificateholders and the Trustee for any and all liabilities, obligations, losses, damages, payments, costs or expenses of any kind whatsoever which may be imposed on, incurred or asserted against the Certificateholders and the Trustee as the result of any act or omission by the Servicer relating to the maintenance and custody of the Contract Files in its possession, which act or omission constitutes a breach of the Servicer's obligations hereunder; provided, however, that the Servicer will not be liable for any portion of any such amount resulting from the negligence or willful misconduct of any other Person and further provided that the Trustee shall be entitled to further indemnification from the Trust Fund for any such liability, obligations, losses, damages, payments, costs or expenses imposed or incurred or asserted against the Trustee related to the Servicer's maintenance and custody of the Contract Files.

            (e) On or prior to the Closing Date, the Servicer shall deliver, or cause to be delivered, to the Trustee the original Land Home Contracts stamped as provided in Section 2.06(vi) (which such stamp may be manual or facsimile signature) on behalf of the Depositor.

Not later than 60 days from the Closing Date, the Servicer shall deliver, or cause to be delivered, to the Trustee the remainder of each Land Home Contract File, including, without limitation, the following:

            (i) the Mortgage (or evidence of filing such Mortgage, which may be satisfied if Schedule A to the related title insurance is delivered and indicates such); and

            (ii) the Assignment from the Seller to the Trustee, which Assignment shall be in form and substance for recording, but shall not be recorded except as required by Section 3.22 below;

Notwithstanding anything to the contrary contained in this Section 3.16(e), in those instances where the public recording office retains the original Mortgage, the Assignment of the Mortgage or the intervening Assignments of the Mortgage after it has been recorded, the Servicer shall be deemed to have satisfied its obligations hereunder upon delivery to the Trustee of a copy of such Mortgage, such Assignment or Assignments of Mortgage certified by the public recording office to be a true copy of the recorded original thereof.

            Within 120 days following receipt of all items specified in subsection (e) above and the receipt of an electronic Contract Schedule, the Trustee shall review each Land Home Contract and each Land Home Contract File, as the case may be, to determine that all required documents set forth in the first paragraph of this Section 3.16(e) have been executed and received and that such documents relate to the Land Home Contracts identified on the Contract Schedule. For purposes of this determination, the Trustee may rely on the purported due execution and genuineness of any signature thereon. If within such 120 day period the Trustee finds that any document constituting a part of a Land Home Contract File was not executed, was not received or is defective or unrelated (based on the Trustee's review of the Obligor's name) to the Land Home Contracts identified in the Contract Schedule (in this Section 3.16(e), a "defect"), the Trustee shall promptly upon the conclusion of its review notify the Servicer and the Servicer shall notify the Depositor and the Seller. The Seller shall have a period of 90 days from receipt of such notice within which to correct or cure any such defect which materially and adversely affects the interests of the Certificateholders. If the Seller cannot correct or cure any such defect which materially and adversely affects the interests of the Certificateholders with respect to a Land Home Contract within such 90 day period, the Trustee shall cause the Seller to repurchase such Land Home Contract in accordance with
Section 2.04 and Section 2.10.

            If recordation of any Assignment is required by Section 3.22 hereof, the original of each such recorded Assignment shall be delivered to the Trustee within 10 days following the date on which it is returned to the Seller by the office with which such Assignment was filed for recordation. Upon receipt by the Trustee of the recorded Assignment, such recorded Assignment shall become part of the Land Home Contract File.

            (f) The Trustee at its own cost and expense may appoint a custodian who is acceptable to the Servicer and the Depositor and who, upon execution of a custodial agreement, shall maintain possession of the Land Home Contract Files, together with assignments in recordable form, or such part of them as the Trustee shall direct, as agent of the Trustee pursuant to the terms of such custodial agreement. The appointment of such custodian shall not relieve the Trustee of its obligations hereunder. The Trustee will notify the Rating Agencies upon the appointment of any custodian.

            Upon receipt, the Trustee shall hold the Land Home Contract Files at its St. Paul, Minnesota facility. Thereafter, the Trustee shall keep the Servicer and the Depositor apprised at all times of any change in the location of the Land Home Contract Files. The Trustee shall take all steps that are reasonably necessary or appropriate in order to facilitate the Servicer's access to the Land Home Contract Files during normal business hours of the Trustee or any custodian and shall cooperate fully with the Servicer in securing such access.

            (g) Upon any termination of the Servicer's responsibilities and duties under this Agreement pursuant to Section 7.01, 7.07 or 7.08, and the Backup Servicer's succession and assumption of all of the Servicer's responsibilities, rights and duties hereunder pursuant to Section 6.07, the Trustee shall at the request of the Backup Servicer appoint a custodian who is acceptable to the Backup Servicer and the Depositor and who, upon execution of a custodial agreement, shall maintain possession of the Contract Files in Servicer's possession prior to such termination, or such part of them as the Trustee shall direct, as agent of the Trustee pursuant to the terms of such custodial agreement.

            SECTION 3.17.   REMIC Compliance.

            (a) The Trustee shall make elections to treat the Trust Fund (other than the Yield Maintenance Agreements, the Basis Risk Reserve Fund and the Class B-2 Certificate Reserve Account) as three separate REMICs under the Code and, if necessary, under applicable state law. Such elections will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. The Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class B-1 Certificates, Class B-2 Certificates, and the Class C Certificates (exclusive of any payments received thereon pursuant to the interest in the Yield Maintenance Agreements, the Class B-2 Certificates Reserve Account, and the Basis Risk Reserve Fund represented thereby) shall be designated as the "regular interests" in the Master REMIC created hereunder and the Class R Certificates shall represent the beneficial ownership of the sole class of "residual interests" in each REMIC created hereunder. The Trustee shall not knowingly permit the creation of any "interests" (within the meaning of Section 860G of the Code) in any REMIC created hereunder other than as provided in the Preliminary Statement. The Trustee shall treat the Class B-2 Certificate Reserve Account, and the Basis Risk Reserve Fund as an outside reserve fund within the meaning of Treasury Regulation 1.860G-2(h) that is owned by the Class C Certificates, respectively, and that is not an asset of any REMIC. The Trustee shall treat the rights of the Class A, Class M-1, Class M-2, Class B-1 and Class B-2 Certificateholders to receive payments from the Basis Risk Reserve Fund and pursuant to the Yield Maintenance Agreements as rights in an interest rate cap contract written by the Class C Certificates in favor of the Class A, Class M-1, Class M-2, Class B-1 and Class B-2 Certificateholders. Thus, each REMIC Regular Interest shall be treated as representing ownership of not only REMIC Regular Interests, but also ownership of an interest in interest rate cap contracts or a separate contractual right. For purposes of determining the issue price of the REMIC Regular interests, the Trustee shall assume that the Basis Risk Reserve Fund has a value of approximately $421,338, $109,532, $109,532, $825,622 and $1,079,822 in the case of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, Class B-1 Certificates and Class B-2 Certificates, respectively. The Trustee will treat the Basis Risk Reserve Fund and Class B-2 Certificate Reserve Account as beneficially owned by the Class C Certificates and that is neither an asset of nor an interest in any REMIC created hereunder. Any reductions in the Excess IO Strip Amount as a result of an increase in the Annual Servicing Fee Rate to 0.75% or greater will be treated as paid by REMIC 3 to the Class 3-Excess IO Strip Interest and paid by the Class 3-Excess IO Strip Interest to the Servicer or Backup Servicer, as applicable. Any amounts representing an interest entitlement of the Class 3-Excess IO Strip Interest that are used to pay principal on the Class B-2 Certificates will be a deferred entitlement of the Class 3-Excess IO Strip Interest and will not bear interest.

            (b) August 15, 2002 is hereby designated as the "startup day" (the "Startup Date") of the Trust Fund within the meaning of Section 860G(a)(9) of the Code. All Contracts will be treated as contributed to REMIC 1 on the Startup Date and all interests created hereunder will be treated as issued on the Startup Date.

            (c) The holder of the Tax Matters Person Certificate shall be designated as "the tax matters person" with respect to each REMIC created hereunder in the manner provided under Treasury Regulations section 1.860F-4(d) and temporary Treasury Regulations section 301.6231(a)(7)-1T. Initially, the Class R Certificateholder shall hold the Tax Matters Person Certificate and shall be the Tax Matters Person. The Tax Matters Person, shall
(i) act on behalf of each REMIC created hereunder in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund.

            (d) The Trustee shall prepare or cause to be prepared all of the tax returns that it determines are required with respect to each REMIC created hereunder and deliver such tax returns in a timely manner to the Trustee and the Trustee shall sign and file such tax returns in a timely manner. The expenses of preparing such returns shall be borne by the Trustee without any right of reimbursement therefor. The Servicer shall promptly provide the Trustee with such information as the Trustee may from time to time request for the purpose of enabling the Trustee to prepare tax returns.

            (e) The Trustee shall provide (i) to any transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC created hereunder.

            (f) The Trustee and the Servicer shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Trustee's or the Servicer's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status thereof as three REMICs under the REMIC Provisions (and the Trustee shall assist the Servicer to the extent reasonably requested by the Servicer to do so). The Trustee and the Servicer shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of each REMIC created hereunder as a REMIC or (ii) result in the imposition of a tax upon any REMIC created hereunder (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to any of the REMICs set forth in Section 860(G)(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Trustee or the Servicer, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Trustee or the Servicer, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Depositor, the Servicer or the Trustee) to the effect that the contemplated action will not, with respect to any of the REMICs created hereunder, endanger such status or, unless the Trustee determines in its sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Servicer has


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advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to any REMIC created hereunder or its assets, or causing any REMIC created hereunder to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Servicer, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to such REMIC, and the Trustee shall not take any such action or cause such REMIC to take any such action as to which the Servicer has advised it in writing that an Adverse REMIC Event could occur. The Trustee or the Servicer, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Trustee or the Servicer. At all times as may be required by the Code, the Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each REMIC created hereunder as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

            (g) In the event that any tax, including interest, penalties, additional amounts or additions to tax (a "Tax"), is imposed on the Trust Fund, such Tax shall be charged against amounts otherwise required to be distributed to the Holders of the Class R Certificates and, thereafter, pro rata, to the other Certificates. The Trustee is hereby authorized to retain, or cause the Paying Agent to retain, from amounts otherwise required to be distributed to the Holders of the Class R Certificates sufficient funds to pay or provide for the payment of, and to actually pay, or cause the Paying Agent to pay, such Tax as is legally owed by the Trust Fund (but such authorization shall not prevent the Servicer or the Trustee from contesting any such Tax in appropriate proceedings, and withholding payment of such Tax, if permitted by law, pending the outcome of such proceedings). To the extent that sufficient amounts cannot be so retained to pay or provide for the payment of any tax imposed on gain realized from any prohibited transaction (as defined in the REMIC Provisions), the Trustee is hereby authorized to retain from amounts otherwise distributable to the Holders, such amounts necessary to pay, or cause the Paying Agent to pay, such Tax. In the event any (i) amounts initially retained from amounts required to be distributed to the Holders of the Class R Certificates and (ii) income so segregated and applied towards the payment of such Tax shall not be sufficient to pay such Tax in its entirety, the amount of the shortfall shall be paid from funds in the Certificate Account notwithstanding anything to the contrary contained herein. To the extent any such segregated income or funds from the Certificate Account are paid to the Internal Revenue Service, the Trustee shall retain, or cause to be retained, an amount equal to the amount of such income or funds so paid from future amounts otherwise required to be distributed to the Holders of the Class R Certificates and shall deposit such retained amounts in the Certificate Account for distribution to the Holders of the Regular Certificates.

            (h) The Trustee and the Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

            (i) Following the Startup Day, neither the Servicer nor the Trustee shall accept any contributions of assets to any REMIC created hereunder unless (subject to Section 3.17(f)) the Servicer and the Trustee shall have received an Opinion of Counsel (at the


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expense of the party seeking to make such contributions) to the effect that the inclusion of such assets in the REMIC will not cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject any REMIC created hereunder to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

            (j) Neither the Servicer nor the Trustee shall (subject to Section 3.17(f)) enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services nor permit any REMIC created hereunder to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

            (k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Balance of each regular interest created hereunder would be reduced to zero is the sixth Distribution Date following the latest scheduled maturity of any Contract.

            (l) Within 30 days after the Closing Date, the Trustee shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" and Form SS-4 for each REMIC.

            (m) Neither the Trustee nor the Servicer shall sell, dispose any of the Contracts (except in connection with (i) the default, imminent default or foreclosure of a Contract, including but not limited to, the acquisition or sale of a Manufactured Home or a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of any REMIC created hereunder, (iii) the termination of any REMIC created hereunder pursuant to Article X of this Agreement or (iv) a purchase of Contracts pursuant to Article III of this Agreement) nor acquire any assets for any REMIC created hereunder, nor sell or dispose of any investments in the Certificate Accounts for gain nor accept any contributions to any REMIC created hereunder after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of any REMIC created hereunder as a REMIC or (b) unless the Trustee has determined in its sole discretion to indemnify the Trust Fund against such tax, cause any REMIC created hereunder to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

            (n) Each Holder of a Class R Certificate, by purchasing such Class R Certificate, agrees to give the Servicer written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon becoming the Holder of such Class R Certificate, if it is, or is holding such Class R Certificate on behalf of, a "pass-through interest holder."

            (o) In the event that any Manufactured Home or Mortgaged Property is acquired in a repossession (an "REO Property"), the Servicer shall sell any REO Property within three years of its acquisition by the Trust Fund, unless
(i) at least 60 days before such three-year period would otherwise expire, the Servicer applies for an extension of such three-year period pursuant to Sections 856(e)(3) and 860G(a)(8)(A) of the Code, in which case the Servicer shall


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

sell such REO Property within the applicable extension period or (ii) at the request of the Servicer, the Trustee seeks, and subsequently receives, an Opinion of Counsel, addressed to the Trustee and the Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to three years after its acquisition will not result in the imposition of taxes on "prohibited transactions" of the Trust Fund as defined in Section 860F of the Code or cause the Trust Fund to fail to qualify as three separate REMICs at any time that any Certificates are outstanding. The Servicer shall manage, conserve, protect and operate each REO Property solely for the purpose of its prompt disposition and sale in a manner that does not cause any such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or result in the receipt by any REMIC created hereunder of any "income from non-permitted assets" within the meaning of
Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions. In connection with its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Certificateholders rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Servicer and the Certificateholders for the period prior to the sale of such REO Property. In connection with its efforts to sell any REO Property, the Servicer may sell such REO Property at auction or otherwise; provided, however, that any such sale at auction shall be to the highest bidder (which, for the avoidance of doubt, may be the Servicer). With respect to any REO Property for which the related Contract is subject to repurchase under the Letter Agreement, the Trustee may cause the Seller to repurchase the affected Contract and purchase the related REO Property in accordance with
Section 2.10(b).

            (p) The Servicer shall segregate and hold all funds collected and received in connection with the operation of any REO Property separate and apart from its own funds and general assets and shall establish and maintain with respect to each REO Property an account held in trust for the Trustee for the benefit of the Certificateholders (each, an "REO Account"), which shall be an Eligible Account and the funds therein shall be invested in Eligible Investments that will mature not later than the Business Day preceding the applicable Determination Date. The Servicer shall be entitled to retain or withdraw any interest income paid on funds deposited in each REO Account by the depository.

            (q) The Servicer shall deposit, or cause to be deposited, on a daily basis in each REO Account all revenues received with respect to operation of the related REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property. On or before each Determination Date, the Servicer shall withdraw from each REO Account and deliver to the Trustee for deposit into the Certificate Account the income from the REO Property on deposit in the REO Account, net of its reasonable fees and expenses.

            (r) The disposition of REO Property shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer shall deem necessary or advisable, as shall be normal and usual in its general servicing activities.



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            (s) The proceeds from the disposition of any REO Property, net of any reimbursement to the Servicer as provided herein, shall be deposited in the REO Account and shall be deposited in the Certificate Account when the related Contract becomes a Liquidated Contract.

            (t) The Trustee shall account for the Yield Maintenance Fee as a payment to the holder of the Class 3-Yield Maintenance Fee Interest and paid by the holder of the Class 3-Yield Maintenance Fee Interest and not as an expense of any REMIC created by this Agreement.

            SECTION 3.18.   Management of REO Property.

            (a) If the Trust acquires any REO Property pursuant to Section 3.17(o), the Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection therewith as are consistent with the manner in which the Servicer manages and operates similar property owned by the Servicer or any of its Affiliates, all on such terms and for such period as the Servicer deems to be in the best interests of Certificateholders, and, consistent therewith, shall withdraw from the REO Account, to the extent of amounts on deposit therein with respect to such REO Property, funds necessary for the proper operation, management and maintenance of such REO Property, including:

                        (i) all insurance premiums due and payable in respect to such REO Property;

                        (ii) all real estate taxes and assessments in respect to such REO Property that may result in the imposition of a lien thereon; and

                        (iii) all costs and expenses necessary to maintain such REO Property.

            To the extent that amounts on deposit in the REO Account in respect of any REO Property are insufficient for the purposes set forth in
(i)-(iii) above with respect to such REO Property, the Servicer shall advance from its own funds such amount as is necessary for such purposes if, but only if, the Servicer would make such advances if the Servicer owned such REO Property and if in the Servicer's judgment, the payment of such amounts will be recoverable from the operation or sale of such REO Property.

            (b)   Notwithstanding the foregoing, the Servicer shall not:

                        (i) authorize or permit any construction on any REO Property, other than the completion of a building or other improvement thereon, and then only if more than ten percent of the construction of such building or other improvement was completed before default on the related Contract became imminent, all within the meaning of Section 856(e)(4)(B) of the Code; or



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

                        (ii) directly operate, or allow any other Person to directly operate, any REO Property on any date more than 90 days after its date of acquisition;

unless, in any such case, the Servicer has requested and received an Opinion of Counsel to the effect that such action will not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code at any time that it is held by the Trust Fund, in which case the Servicer may take such actions as are specified in such Opinion of Counsel.

            (c) The Servicer may contract with any Independent Contractor for the operation and management of any REO Property, provided that:

                        (i) the terms and conditions of any such contract may not be inconsistent herewith;

                        (ii) any such contract shall require, or shall be administered to require, that (A) the Independent Contractor pay all costs and expenses incurred in connection with the operation and management of such REO Property, including those listed in subsection (a) hereof, (B) hold all related revenues in a segregated account, which shall be an Eligible Account, and (C) remit all related revenues collected (net of such costs and expenses and any fees retained by such Independent Contractor) to the Servicer on a monthly or more frequent basis;

                        (iii) none of the provisions of this Section 3.18(c) relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Servicer of any of its duties and obligations to the Trustee on behalf of Certificateholders with respect to the operation and management of any such REO Property; and

                        (iv) the Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

            The Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. The Servicer shall be entitled to pay all fees owed to any such Independent Contractor out of the REO Account pursuant to
Section 3.17.

            (d) Subject to Section 3.18(b), the Servicer shall itself be entitled to operate and manage any foreclosure property and, in such event, shall be entitled to pay itself a monthly management fee in accordance with
Section 3.17; provided that the amount of such management fee shall not exceed the amount customarily charged for the operation and management of


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similar property in the locality of such REO Property by property managers other than the Servicer or its Affiliates. If Liquidation Proceeds are insufficient to reimburse the Servicer for any costs associated with the management or operation of REO Property, the amount of such insufficiency shall constitute, and be reimbursable to the Servicer as, a Nonrecoverable Advance.

            SECTION 3.19. Reports to the Securities and Exchange Commission.

            The Servicer shall use reasonable efforts to assist the Depositor and the Trustee in obtaining any information maintained by it in the ordinary course of performing its duties hereunder that is necessary for the Trustee, pursuant to Section 8.15, on behalf of the Trust Fund, to cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder.

            SECTION 3.20. Annual Statement as to Compliance.

            The Servicer will deliver to the Depositor, the Seller, the Trustee, the Backup Servicer and each Rating Agency on or before April 1 of each year, commencing in 2003, an Officer's Certificate (i) stating that a review of the activities of the Servicer during the preceding calendar year and of performance under this Agreement has been made under such officer's supervision, and (ii) stating that to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

            SECTION 3.21. Annual Independent Public Accountants' Servicing
Report.

            On or before April 1 of each year, commencing in 2003, the Servicer, if GreenPoint, at its expense, shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Depositor, the Seller, the Trustee, the Backup Servicer and each Rating Agency to the effect that such firm has examined certain documents and records relating to the servicing of the Contracts under this Agreement and, at the option of the Servicer, manufactured housing installment sale contracts and installment loan agreements under pooling and servicing agreements substantially similar to this Agreement with regard to servicing procedures (such statement to have attached thereto a schedule setting forth the pooling and servicing agreements covered thereby, including this Agreement) and that, on the basis of such examination conducted substantially in compliance with this Agreement or such agreements, as the case may be, and generally accepted auditing standards, such servicing has been conducted substantially in compliance with this Agreement or such pooling and servicing agreements, as the case may be, except for such exceptions as such firm believes to be immaterial and such other exceptions or errors in records that may be set forth in such statement. For purposes of such statement, such firm may assume conclusively that all pooling and servicing agreements among the Depositor, the Servicer and the Trustee relating to certificates evidencing an interest in actuarial and/or simple interest manufactured housing contracts are substantially similar to one another, except for any such pooling and servicing agreement which by its terms specifically states otherwise.



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            SECTION 3.22.   Retitling of Land Home Contracts.

            (a) If, at any time while GreenPoint is acting as Servicer, the Servicer receives actual notice or knowledge that GreenPoint Bank, the parent of the Seller and the Servicer, is no longer assigned a long-term senior debt rating from Moody's of Baa3 or higher, of BBB- or higher from S&P, the Servicer shall promptly provide notice to the Trustee and the Depositor that GreenPoint Bank no longer has such rating. If at any time during the term of this Agreement the Trustee receives written notice from the Servicer that GreenPoint Bank does not have a long-term senior debt rating from Moody's of Baa3 or higher, of BBB- or higher from S&P, or if a Responsible Officer of the Trustee otherwise becomes aware that the Servicer is no longer assigned such rating, the Trustee, at the Servicer's expense, shall file promptly in the appropriate recording offices the assignments to the Trustee on behalf of the Trust Fund of each Mortgage securing a Land Home Contract sold by the Depositor to the Trust Fund; provided, however, if the Servicer is unable or unwilling to bear such expense of recordation of assignments, then the Trustee shall be entitled to record such Assignments or engage a third-party vendor to record such Assignment and, in any event, the amount of any expense incurred by the Trustee hereunder shall be deducted from the Available Distribution Amount (as described in clause (ii) of the definition thereof and pursuant to Section 3.25(iv)) below and reimbursed to the Trustee.

            (b) If, at any time while GreenPoint is acting as Servicer, GreenPoint Bank does not own, directly or indirectly, at least 51% of the membership interests of GreenPoint, GreenPoint shall promptly provide notice to the Trustee and the Depositor that GreenPoint Bank no longer has such ownership interest. If at any time during the term of this Agreement the Trustee receives written notice from GreenPoint that GreenPoint Bank does not own, directly or indirectly, at least 51% of the membership interests of GreenPoint, or if a Responsible Officer of the Trustee otherwise becomes aware that GreenPoint Bank no longer has such ownership interest, the Trustee, at the Servicer's expense, shall file promptly in the appropriate recording offices the assignments to the Trustee on behalf of the Trust Fund of each Mortgage securing a Land Home Contract.

            SECTION 3.23.   [RESERVED].

            SECTION 3.24.   Monthly Advances by the Servicer.

            (a) By the Close of Business on the day prior to each Distribution Date, the Servicer shall (i) cause to be deposited, out of its own funds, in the Certificate Account the Monthly Advance for the Contracts for the related Distribution Date, (ii) direct the Trustee to apply all or a portion of the Excess Contract Payments in the Certificate Account to make the Monthly Advance for the Contracts, or (iii) do any combination of clauses (i) and (ii) to make such Monthly Advance. To the extent that an Excess Contract Payment (or any portion thereof) that has been applied pursuant to clause (ii) or
(iii) is required for application as to the interest portion of a Scheduled Payment due on the related Contract, the Servicer shall deposit, out of its own funds, the amount of such Excess Contract Payment (or the portion thereof required for such interest portion of the related Scheduled Payment) into the Certificate Account on the immediately succeeding Due Date, and the amount so deposited will become part of the Outstanding Amount Advanced.



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            (b) The Servicer shall reimburse itself for the Outstanding Amount
Advanced out of (i) collections of delinquent payments of principal and interest on Contracts as to which the Servicer previously made a Monthly Advance, (ii) available funds in the Certificate Account attributable to Excess Contract Payments or (iii) any combination of clauses (i) and (ii) above.

            (c) If the Servicer determines that any advance made pursuant to
Section 3.24(a) has become a Nonrecoverable Advance and at the time of such determination there exists an Outstanding Amount Advanced, then the Servicer shall reimburse itself out of funds in the Certificate Account for the amount of such Nonrecoverable Advance for the next succeeding Distribution Date by withdrawing such amount pursuant to Section 3.25(a)(5), but not in excess of such Outstanding Amount Advanced. If a Contract becomes a Liquidated Contract and at such time there exists an Outstanding Amount Advanced, then the Servicer shall reimburse itself out of funds in the Certificate Account for the portion of Monthly Advances equal to the aggregate of delinquent Scheduled Payments on such Contract to the Due Date in the Due Period in which such Contract became a Liquidated Contract, but not in excess of such Outstanding Amount Advanced. Notwithstanding any other provision of this Agreement, under no circumstances shall the Servicer be required to make any advance that the Servicer determines if made would be a Nonrecoverable Advance.

            SECTION 3.25.   Permitted Withdrawals from the Certificate Account.

            (a) The Trustee shall, from time to time as provided herein, at the Servicer's direction, make withdrawals from the Certificate Account of amounts deposited therein pursuant to Section 3.05 that are attributable to the related Contracts for the following purposes:

      (1) to pay to the Seller with respect to each Contract sold by it or property acquired in respect thereof that has been repurchased pursuant to Section 2(c) of the Contract Purchase Agreement, all amounts received thereon that are specified in the Contract Purchase Agreement to be property of the Seller;

      (2) to reimburse the Servicer for Obligatory Advances (to the extent not retained pursuant to Section 3.05), for the payment of interest accrued on any Contract prior to the Cut-off Date (to the extent permitted in Section 2(a) of the Contract Purchase Agreement and not retained pursuant to Section 3.05) and for the payment of taxes or charges out of Liquidation Proceeds (to the extent not previously retained from such Liquidation Proceeds prior to their deposit) or out of payments expressly made by the related Obligor to reimburse the Servicer for such taxes or charges, as permitted by Section 3.06;

      (3) to pay to the Servicer the Monthly Servicing Fee and any other servicing compensation set forth in Section 3.15, if any;

      (4) to reimburse the Servicer out of Liquidation Proceeds (to the extent not previously retained from Liquidation Proceeds prior to their deposit in the Certificate Account) in respect of a Manufactured Home and out of payments by the related Obligor (to the extent of payments expressly made by the Obligor to reimburse the Servicer for insurance premiums) for expenses incurred by the Servicer in respect of such Manufactured Home that are specified in this Agreement as being reimbursable to the Servicer;



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      (5)  to reimburse the Servicer for any Nonrecoverable Advances and for
           Monthly Advances in respect of Liquidated Contracts;

      (6) from the Certificate Account after the Certificate Balance of each Class of Offered Certificates has been reduced to zero, to reimburse the Trustee, the Certificate Administrator, the Backup Servicer and the Servicer, pro rata, for expenses incurred and reimbursable to the Servicer pursuant to Section 6.05 and for extraordinary trust fund expenses incurred and reimbursable to the Trustee, the Certificate Administrator and the Backup Servicer and not already reimbursed pursuant to Section 4.01;

      (7) upon any termination of the Servicer's responsibilities and duties under this Agreement pursuant to Section 7.08, (i) to pay the Servicer any accrued and unpaid Monthly Servicing Fee and any other servicing compensation set forth in Section 3.15 and (ii) to reimburse the Servicer for any outstanding Monthly Advances and Non-recoverable Advances in the manner set forth in Section 7.08, in each case, through the date of such termination and without duplication of any amounts paid or reimbursed pursuant to clauses
           (3) or (5) of this Section 3.25(a), or any other Section of this Agreement; and

      (8) to withdraw any amount deposited in the Certificate Account that was not required to be deposited therein (including any collections on the Contracts that, pursuant to Section 2.01(a), are not part of the Trust Fund).

            Since, in connection with withdrawals pursuant to clauses (1), (2) and (4) of this Section 3.25, the Servicer's entitlement thereto is limited to collections or other recoveries on the related Contract, the Servicer shall keep and maintain separate accounting, on a Contract by Contract basis, for the purpose of justifying any withdrawal from the Certificate Account pursuant to such clauses.

            (b) The Trustee may, from time to time as provided herein, make withdrawals from the Certificate Account of amounts deposited therein pursuant to Section 3.05 that are attributable to the Contracts to make payments in respect of (i) the Yield Maintenance Agreement Fee payable to the LIBOR Cap Counterparty in respect of the Yield Maintenance Agreements for such Distribution Date, (ii) the Monthly Servicing Fee and any other servicing compensation set forth in Section 3.15 payable to the Servicer for such Distribution Date (to the extent the Trustee has been notified that such Servicing Fee has not been retained from collections), which the Trustee shall pay to the Servicer in a time and in the manner directed by the Servicer,
(iii) the Monthly Backup Servicing Fee together with any other fees and expenses payable to the Backup Servicer for such Distribution Date, which the Trustee shall pay to the Backup Servicer in a time and in the manner directed by the Backup Servicer, (iv) the Monthly Trustee Fee together with any other fees and expenses payable to the Trustee for such Distribution Date, (v) the investment earnings on funds on deposit in the Collection Account payable to the Trustee or the Depositor as applicable, in accordance with Section 3.05, which the Trustee shall return or pay to the Depositor, as applicable, and, to the extent such earnings are payable to the Depositor, the trustee shall pay the same to the Depositor in a time and in the manner directed by the Depositor, (vi) any amount required to indemnify the Backup Servicer pursuant to Section 3.26(h); provided, that, the total amount allocated as described in this clause (b)(vi), together with any amounts distributed from the Indemnification Account, shall not be


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permitted to exceed $75,000.00 during any twelve-month period or $750,000 cumulatively during the existence of the Trust Fund and (vii) the Excess IO Strip Amount payable for such Distribution Date pursuant to Section 4.01(d). The foregoing withdrawals from the Certificate Account may be prior to the distribution of any amounts to Certificateholders on any Distribution Date.

            SECTION 3.26.   Backup Servicer.

            (a) Within sixty (60) calendar days of receipt of notice from the Trustee of its appointment, the Backup Servicer shall assume the servicing responsibilities hereunder. The Backup Servicer shall be entitled to reimbursement from the Trust Fund for any and all costs and expenses incurred in connection with or related to the transfer of servicing pursuant to the terms of Section 6.07. Such costs and expenses include, without limitation, any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Backup Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the Backup Servicer to service the Contracts properly and effectively.

            (b) On or before the date which is twenty days following the Closing Date, the Servicer shall, at the Servicer's expense, deliver to the Backup Servicer a complete data file for each Contract in a mutually agreeable format.

            (c) The Servicer shall provide to Backup Servicer, on a monthly basis, with monthly loan level data in a mutually agreed format. In addition, upon request of the Backup Servicer, which request may be made no more frequently than quarterly, the Servicer will within a reasonable time provide the Backup Servicer with sufficient data to permit the Backup Servicer to assume the duties of Servicer under this Agreement without delay.

            (d) Until the Backup Servicer assumes the primary servicing duties, the Backup Servicer will have no obligations with respect to servicing data received. Also, the Backup Servicer will have no reporting obligations prior to assuming the primary servicing duties. The Backup Servicer agrees to hold any servicing information in confidence and only to be disclosed as required by this Agreement, applicable law or as necessary in the course of prudent servicing practices.

            (e) The Servicer shall permit the Backup Servicer, upon reasonable notice and during normal working hours, to perform periodic, on-site due diligence reviews of the Servicer's performance of its obligations as Servicer and to review all records in the Servicer's custody relating to the Contracts. The Backup Servicer will conduct all such reviews in a manner which does not unreasonably interfere with the Servicer's normal operations or customer or employee relations. The Backup Servicer will be entitled to reimbursement from the Trust Fund for all reasonable expenses incurred with regard to such inspections. Without otherwise limiting the scope of the examination that the Backup Servicer may make, the Backup Servicer may, using generally accepted auditing procedures, verify the status of each Contract and review the records relating thereto for (i) conformity to the servicing records provided pursuant to Sections 3.26(b) and (c), and (ii) compliance with the representations in this Agreement


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

regarding the Contracts. If the Servicer in any way materially changes its servicing system or reporting format, it will promptly notify the Backup Servicer.

            (f) In no event shall the Backup Servicer be liable for any consequential, incidental or punitive damages. In addition, the Backup Servicer will not be liable for any costs, fees or damages resulting from errors or conditions existing prior to the Backup Servicer's assumption of the primary servicing duties.

            (g) The Backup Servicer may at any time resign and be discharged from its obligations under this Agreement, provided that a successor Backup Servicer acceptable (as evidenced in writing) to the Rating Agencies shall have executed and delivered to the Servicer, the Depositor, the Trustee and the predecessor Backup Servicer, an instrument accepting such appointment and agreeing to be bound by the terms of this Agreement. Upon such acceptance, the resignation of the predecessor Backup Servicer shall become effective. The predecessor Backup Servicer shall cooperate in effecting the transfer of its obligations to the successor.

            (h) On the Distribution Date following the Trustee's receipt of a written request by the Backup Servicer for indemnification under this Section 3.26(h), the Trust Fund will defend and indemnify the Backup Servicer, its Affiliates, officers, directors, employees or agents against any and all costs, expenses, losses, damages, claims, actions, judgments, suits and liabilities, including reasonable fees and expenses of counsel and expenses of litigation of any third-party claims arising out of actions taken or not taken by the Backup Servicer, its Affiliates, officers, directors, employees or agents under this Agreement, unless such action or inaction constitutes a breach of this Agreement. Payments in respect of any such indemnification shall be subject to the limitations set forth in Section 3.25(b)(vi) and any payments in excess of such limitations shall be made in the priority set forth in Section 4.01(c)(6).



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                                  ARTICLE IV

                        PAYMENTS TO CERTIFICATEHOLDERS

            SECTION 4.01.   Distributions.

            (a) On each Distribution Date, the Trustee shall withdraw from the Basis Risk Reserve Fund, payments in respect of the Yield Maintenance Agreements for such Distribution Date, and shall make the following distributions in the following order of priority:

            (1) payments in respect of the Fixed Rate Contracts Cap as follows.

                  (a) to the Class A Certificates, any Net WAC Cap Rate
            Carryover Amount for such Class and such Distribution Date;

                  (b) to the Class M-1 Certificates, any Net WAC Cap Rate
            Carryover Amount for such Class and such Distribution Date;

                  (c) to the Class M-2 Certificates, any Net WAC Cap Rate
            Carryover Amount for such Class and such Distribution Date;

                  (d) to the Class B-1 Certificates, any Net WAC Cap Rate
            Carryover Amount for such Class and such Distribution Date;

                  (e) to the Class B-2 Certificates, any Net WAC Cap Rate
            Carryover Amount for such Class and such Distribution Date;

                  (f) for deposit into the Certificate Account for
            distribution as Net Monthly Excess Cashflow, the amount of any Cumulative Realized Losses for the related Distribution Date less the sum of any amounts previously deposited into the Certificate Account for distribution as Net Monthly Excess Cashflow pursuant to this clause (a)(1)(f) and clauses (a)(2)(f) and (a)(3)(f) below; and

                  (g) any remainder to be maintained in the Basis Risk Reserve
            Fund for application on subsequent Distribution Dates in the preceding order of priority.

            (2) After giving effect to the distributions described in clause
(1), payments in respect of the Class B-1 Certificate Cap as follows:

                  (a) to the Class B-1 Certificates, any Net WAC Cap Rate
            Carryover Amount for such Class and such Distribution Date;

                  (b) to the Class A Certificates, any Net WAC Cap Rate
            Carryover Amount for such Class and such Distribution Date;

                  (c) to the Class M-1 Certificates, any Net WAC Cap Rate
            Carryover Amount for such Class and such Distribution Date;

                  (d) to the Class M-2 Certificates, any Net WAC Cap Rate
            Carryover Amount for such Class and such Distribution Date;

                  (e) to the Class B-2 Certificates, any Net WAC Cap Rate
            Carryover Amount for such Class and such Distribution Date;



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

                  (f) for deposit into the Certificate Account for the
            distribution as Net Monthly Excess Cashflow, the amount of any Cumulative Realized Losses for the related Distribution Date less the sum of any amounts previously deposited into the Certificate Account for distribution as Net Monthly Excess Cashflow pursuant to this clause (a)(2)(f) and clause (a)(3)(f) below and previously or concurrently so deposited pursuant to clause (a)(1)(f) above; and

                  (g) any remainder to be maintained in the Basis Risk Reserve
            Fund for application on subsequent Distribution Dates in the preceding order of priority.

            (3) After giving effect to the distributions in clauses (1) and
(2), payments in respect of the Class B-2 Certificate Cap as follows:

                  (a) to the Class B-2 Certificates, any Net WAC Cap Rate
            Carryover Amount for such Class and such Distribution Date;

                  (b) to the Class A Certificates, any Net WAC Cap Rate
            Carryover Amount for such Classes and such Distribution Date;

                  (c) to the Class M-1 Certificates, any Net WAC Cap Rate
            Carryover Amount for such Classes and such Distribution Date;

                  (d) to the Class M-2 Certificates, any Net WAC Cap Rate
            Carryover Amount for such Classes and such Distribution Date;

                  (e) to the Class B-1 Certificates, any Net WAC Cap Rate
            Carryover Amount for such Classes and such Distribution Date;

                  (f) for deposit into the Certificate Account for
            distribution as Net Monthly Excess Cashflow, the amount of any Cumulative Realized Losses for the related Distribution Date less the sum of any amounts previously deposited into the Certificate Account for distribution as Net Monthly Excess Cashflow pursuant to this clause (a)(3)(f) and previously or concurrently so deposited pursuant to clauses (a)(1)(f) and (a)(2)(f) above; and

                  (g) any remainder to be maintained in the Basis Risk Reserve
            Fund for application on subsequent distribution dates in the preceding order of priority.

            (b) On each Distribution Date, prior to making any distributions on the Certificates, the Trustee shall withdraw from the Certificate Account, from amounts on deposit therein, sufficient funds to make the payments described in Sections 3.25(a) and 3.25(b), to the parties and in the manner described therein. Following such payments, on each Distribution Date the Trustee shall withdraw from the Certificate Account the Available Distribution Amount for such Distribution Date, and shall make the following distributions in the order of priority described below, in each case to the extent of the Available Distribution Amount for such Distribution Date:

            (1) to the Class A Certificates, the Monthly Interest
      Distributable Amount and any Unpaid Interest Shortfall Amount for such Class and such Distribution Date;

            (2) to the Class M-1 Certificates, the Monthly Interest Distributable Amount and any Unpaid Interest Shortfall Amount for such Class and such Distribution Date;



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

            (3) to the Class M-2 Certificates, the Monthly Interest Distributable Amount and any Unpaid Interest Shortfall Amount for such Class and such Distribution Date;

            (4) to the Class B-1 Certificates, the Monthly Interest Distributable Amount and any Unpaid Interest Shortfall Amount for such Class and such Distribution Date;

            (5) to the Class A Certificates as follows:

                  (a) any Unpaid Class Principal Shortfall for such Class that remains outstanding from a previous Distribution Date;

                  (b) the Class A Percentage of the Formula Principal
            Distribution Amount;

            (6) to the Class M-1 Certificates as follows:

                  (a) any Unpaid Class Principal Shortfall for such Class that remains outstanding from a previous Distribution Date;

                  (b) on each Distribution Date on or after which the
            Certificate Principal Balance of the Class A Certificates has been reduced to zero or, prior to that time, on which the Class M-1 Distribution Test is satisfied, the Class M-1 Percentage of the Formula Principal Distribution Amount;

                  (c) any Liquidation Loss Interest Amount for such Class;

                  (d) any Liquidation Loss Interest Shortfall for such Class;

            (7) to the Class M-2 Certificates as follows:

                  (a) any Unpaid Class Principal Shortfall for such Class that remains outstanding from a previous Distribution Date;

                  (b) on each Distribution Date on or after which the
            Certificate Principal Balances of the Class A Certificates and Class M-1 Certificates have been reduced to zero or prior to that time, on which the Class M-2 Distribution Test is satisfied the Class M-2 Percentage of the Formula Principal Distribution Amount;

                  (c) any Liquidation Loss Interest Amount for such Class;

                  (d) any Liquidation Loss Interest Shortfall for such Class;

            (8) to the Class B-1 Certificates as follows:

                  (a) any Unpaid Class Principal Shortfall for such Class that remains outstanding from a previous Distribution Date;



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

                  (b) on each Distribution Date on or after which the
            Certificate Principal Balance of the Class A Certificates, Class M-1 Certificates and Class M-2 Certificates have been reduced to zero or, prior to that time, on which the Class B Distribution Test is satisfied, the Class B Percentage of the Formula Principal Distribution Amount;

                  (c) any Liquidation Loss Interest Amount for such Class;

                  (d) any Liquidation Loss Interest Shortfall for such Class;

            (9) to the Class B-2 Certificates as follows:

                  (a) the Monthly Interest Distributable Amount and any Unpaid
            Interest Shortfall Amount for such Class and such Distribution
            Date;

                  (b) any Unpaid Class Principal Shortfall for such Class that remains outstanding from a previous Distribution Date;

                  (c) on each Distribution Date on or after which the
            Certificate Principal Balances of the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates and Class B-1 Certificates have been reduced to zero, or prior to that time, on which the Class B Distribution Test is satisfied the Class B Percentage of the Formula Principal Distribution Amount, minus any Formula Principal Distribution Amount distributed to the Class B-1 Certificates on that Distribution Date;

                  (d) any Liquidation Loss Interest Amount for such Class;

                  (e) any Liquidation Loss Interest Shortfall for such Class;
            and

            (10) Any remainder for such Distribution Date, together with any amounts deposited into the Certificate Account pursuant to clauses
      (a)(1)(f), (a)(2)(f) and (a)(3)(f) above, to be distributed in accordance with Section 4.01(c) below.

            (c) On each Distribution Date, the Net Monthly Excess Cashflow is required to be distributed in the following order of priority:

            (1) to the Class A Certificates, any Net WAC Cap Rate Carryover Amount for such Class and such Distribution Date, to the extent not previously paid;

            (2) to the Class M-1 Certificates, any Net WAC Cap Rate Carryover Amount for such Class and such Distribution Date, to the extent not previously paid;

            (3) to the Class M-2 Certificates, any Net WAC Cap Rate Carryover Amount for such Class and such Distribution Date, to the extent not previously paid;

            (4) to the Class B-1 Certificates, any Net WAC Cap Rate Carryover Amount for such Class and such Distribution Date, to the extent not previously paid;



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

            (5) to the Class B-2 Certificates, any Net WAC Cap Rate Carryover Amount for such Class and such Distribution Date, to the extent not previously paid;

            (6) pari passu, to the extent not previously paid, (A) any amounts (in addition to amounts paid from the Indemnification Account or netted from the Available Distribution Amount) required to indemnify the Backup Servicer and (B) any amounts required to reimburse the majority Holder of the Class C Certificates, by Percentage Interest, any amounts paid in connection with a transfer of servicing as described in Section 7.08;

            (7) beginning on the Distribution Date in October 2002, to make deposits to the Indemnification Account until the amount on deposit therein is equal to $75,000.00;

            (8) beginning on the Distribution Date in October 2002, any remaining Net Monthly Excess Cashflow will be allocated as additional principal to the Certificates in such manner that each Class of Certificates that received a distribution of the Formula Principal Distribution Amount on the applicable Distribution Date will receive a proportionate allocation of the remaining Net Monthly Excess Cashflow that is equal to the percentage of Formula Principal Distribution Amount to which that Class was entitled on that Distribution Date, in each case until the Certificate Principal Balance of the Class receiving such distribution has been reduced to zero; and

            (9) to the Holders of the Class C Certificates, any remaining Net Monthly Excess Cashflow.

          (d) On each Distribution Date, prior to making any distributions on the Certificates, the Trustee shall withdraw from the Certificate Account, from amounts on deposit therein, the Excess IO Strip Amount, as described in
Section 3.25(b). On each Distribution Date, the Excess IO Strip Amount (calculated for purposes of this this sentence based on an Annual Excess IO Stip Rate that is equal to a fixed 0.25% per annum) shall be distributed by the Trustee first, to the Servicer, to the extent the rate at which the Monthly Servicing Fee is calculated exceeds 0.75% per annum, until the entire Monthly Basic Servicing Fee has been paid in full, second, to the Class B-2 Certificate Reserve Account, to the extent the amount on deposit therein is less than the Class B-2 Certificate Reserve Account Required Balance, and, third, any remainder to be applied as set forth in Section 4.07(b)(2).

            (e) All distributions made with respect to the Certificates of each Class on each Distribution Date shall be allocated pro rata among the outstanding Certificates of such Class based on their respective Percentage Interests. Payments in respect of the Certificates of each Class on each Distribution Date will be made to the Holders of record on the related Record Date (except as otherwise provided in Section 4.01(g) or Section 9.01 respecting the final distribution on the Certificates), based on the aggregate Percentage Interest represented by their respective Certificates in such Class, and shall be made by wire transfer of immediately available funds to the account of any such Holder at a bank or other entity having appropriate facilities therefor, if such Holder shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date, or otherwise by check mailed by first class mail to the address of such Holder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and


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

surrender of such Certificate at the Corporate Trust Office of the Trustee or such other location specified in the notice to Certificateholders of such final distribution.

            (f) The rights of the Certificateholders to receive distributions in respect of the Certificates, and all interests of the Certificateholders in such distributions, shall be as set forth in this Agreement. In no event shall the Holders of any Class of Certificates, the Trustee, the Depositor, the Servicer or the Backup Servicer in any way be responsible or liable to the Holders of any other Class of Certificates in respect of amounts properly previously distributed on the Certificates.

            (g) Except as otherwise provided in Section 9.01, whenever the Trustee expects that the final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Trustee shall, no later than three days prior to the related Distribution Date, send, by overnight delivery or by registered mail, to each Holder on such date of such Class of Certificates a notice to the effect that:

                        (i) the Trustee expects that the final distribution with respect to the Certificates of such Class will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee therein specified, and

                        (ii) no interest shall accrue on such Certificates from and after the end of the Accrual Period relating to such final Distribution Date.

            Any funds not distributed to any Holder or Holders of any Class of Certificates on such final Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust by the Trustee and credited to the account of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 4.01(g) or Section 9.01(d) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trustee shall, directly or through an agent, mail a final notice to the remaining non-tendering Certificateholders concerning surrender of their Certificates but shall continue to hold any remaining funds for the benefit of non-tendering Certificateholders subject to the requirements of any related escheat or unclaimed property laws. The costs and expenses of maintaining the funds in trust and of contacting such Certificateholders shall be paid out of the assets remaining in such trust funds. If within one year after the final notice any such Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Depositor all such amounts, and the Depositor shall be entitled to all unclaimed funds and other assets which remain subject hereto, and the Trustee upon transfer of such funds shall be discharged of any responsibility for such funds, and the Certificateholders shall look only to the Depositor for payment of such funds. No interest shall accrue or be payable to any Certificateholder on any amount held in trust by the Trustee as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance


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

with this Section 4.01(g) or Section 9.01(d). Any such amounts held in trust by the Trustee shall be held in an Eligible Account and the Trustee may direct any depository institution maintaining such account to invest the funds in one or more Eligible Investments. All income and gain realized from the investment of funds deposited in such accounts held in trust by the Trustee shall be for the benefit of the Trustee; provided, however, that the Trustee shall deposit in such account the amount of any loss of principal incurred in respect of any such Eligible Investment made with funds in such accounts immediately upon the realization of such loss.

            SECTION 4.02.    Statements to Certificateholders.

            On each Distribution Date, based, as applicable, on information provided to it by the Servicer, the Trustee shall prepare and make available to each Certificateholder, the Servicer, the Backup Servicer, the Depositor and the Rating Agencies, a statement as to the distributions made on such Distribution Date, setting forth:

            (1) the amount of collections received during the related Due Period, separately identifying collections in respect of interest payments, Scheduled Principal Payments, Principal Prepayments, recoveries and Monthly Advances and payments under each Yield Maintenance Agreement;

            (2) the amount of the distribution allocable to interest and the amount of any Unpaid Interest Shortfall Amount, Liquidation Loss Interest Amount and Liquidation Interest Shortfall for each Class,

            (3) the amount of the distribution allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included in the distribution and the amount of any Unpaid Class Principal Shortfall for each Class;

            (4) the remaining Certificate Principal Balance and Adjusted Certificate Principal Balance of each Class of Certificates after giving effect to the distribution of principal on the Distribution Date;

            (5) the Class A Percentage, the Class M-1 Percentage, the Class M-2 Percentage and the Class B Percentage, as applicable, for the related Distribution Date and the following Distribution Date;

            (6) the Pool Principal Balance and the Overcollateralized Amount, if any;

            (7) the pool factor, which is a percentage derived from a fraction, the numerator of which is the Pool Principal Balance, and the denominator of which is the Cut-Off Date Pool Principal Balance;

            (8) the number of Manufactured Homes that were repossessed during the related Due Period;

            (9) the number of repossessed Manufactured Homes that remain in inventory as of the last day of the related Due Period and repossessed Manufactured Homes purchased by the Seller or an Affiliate of the Seller from the Trust (during the related Due

      Period) by number of Contracts, aggregate Scheduled Principal Balance of such Contracts and aggregate purchase price;

            (10) the Class M-1 Distribution Test (and each Component thereof);

            (11) the Class M-2 Distribution Test (and each Component thereof);

            (12) the Class B Distribution Test (and each Component thereof);

            (13) the weighted average Contract Rate of all outstanding Contracts and the Net WAC Cap Rate for such Distribution Date;

            (14) any deficiency in the amount available to pay the Class M-1, Class M-2, Class B-1 and Class B-2 interest for the Distribution Date;

            (15) the Net WAC Cap Rate Carryover Amount for each Class of Offered Certificates and the Class B-2 Certificates; if any;

            (16) the number of and aggregate unpaid Principal Balance of Contracts with payments delinquent 31-59, 60-89 and 90 or more days, respectively and the number, expressed as a percentage of the aggregate Contract Pool, of Contracts with payments delinquent as of the last day of the related Due Period and the average of that Due Period and the two preceding Due Periods;

            (17) number of Contracts and aggregate Scheduled Principal Balance of Contracts extended or otherwise amended during the related Due Period;

            (18) the amount of the Monthly Servicing Fee received by the Servicer with respect to the related Due Period and such other customary information as the Trustee deems necessary or desirable, or which a Certificateholder reasonably requests, to enable Certificateholders to prepare their tax returns;

            (19) the monthly amount of compensation received by the Trustee and the Backup Servicer with respect to the related Due Period;

            (20) the number, aggregate Principal Balance and weighted average remaining term to maturity of the Contracts as of the last day of the related Due Period;

            (21) the existence of any Servicer Termination Events that have occurred and are continuing;

            (22) (i) the total number and cumulative Principal Balance of all REO Properties as of the Close of Business of the last day of the preceding Due Period, (ii) the total number and cumulative Principal Balance of all Liquidated Contracts liquidated during the related Due Period and (iii) the total number and cumulative Principal Balance of all REO Properties as of the Close of Business of the last day of the related Due Period;



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

            (23) the Monthly Interest Distributable Amount for the Class A Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class B-1 Certificates and the Class B-2 Certificates for such Distribution Date and Unpaid Interest Shortfall Amount, if any, with respect to the Class A Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class B-1 Certificates and the Class B-2 Certificates for such Distribution Date;

            (24) the aggregate amount of the distributions made on such Distribution Date to the Holders of each Class of Certificates;

            (25) the Net WAC Cap Rate Carryover Amount for the Class A Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class B-1 Certificates and the Class B-2 Certificates, if any, for such Distribution Date;

            (26) the Available Distribution Amount for such Distribution Date;

            (27) the respective Pass-Through Rates applicable to the Class A Certificates and each Class of the Mezzanine Certificates for such Distribution Date; and

            (28) the amounts on deposit in each of the Basis Risk Reserve Fund, the Class B-2 Certificate Reserve Account and the Indemnification Account, after giving effect to any distributions to be made therefrom for such Distribution Date.

            The Trustee will make such statement (and, at its option, any additional files containing the same information in an alternative format) available each month to the parties hereto, the Certificateholders and the Rating Agencies via the Trustee's internet website. The Trustee's internet website shall initially be located at "www.usbank.com/abs". Assistance in using the website can be obtained by calling the Trustee's customer service desk at (800) 934-6802. Parties that are unable to use the above distribution option are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Trustee shall have the right to change the way such statements are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Trustee shall provide timely and adequate notification to all above parties regarding any such changes.

            The Trustee shall also be entitled to rely on but shall not be responsible for the content or accuracy of any information provided by third parties for purposes of preparing such statement and may affix thereto any disclaimer it deems appropriate in its reasonable discretion (without suggesting liability on the part of any other party hereto).

            As a condition to access the Trustee's internet website, the Trustee may require registration and the acceptance of a disclaimer. The Trustee will not be liable for the dissemination of information in accordance with this Agreement.

            In the case of information furnished pursuant to subclauses (2) and (3) above, the amounts shall be expressed in a separate section of the report as a dollar amount for each hypothetical Certificate having an initial Certificate Principal Balance equal to $1,000.

            Within a reasonable period of time after the end of each calendar year, the Trustee shall, upon written request, furnish to each Person who at any time during the calendar year was a Certificateholder, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information set forth in subclauses
(2) and (3) above, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished by the Trustee to Certificateholders pursuant to any requirements of the Code as are in force from time to time.

            On each Distribution Date, the Trustee shall make available to the Residual Certificateholders a copy of the reports made available or forwarded to all Certificateholders in respect of such Distribution Date with such other information as the Trustee deems necessary or appropriate.

            Within a reasonable period of time after the end of each calendar year, the Trustee shall deliver to each Person who at any time during the calendar year was a Residual Certificateholder, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was a Residual Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished to Certificateholders by the Trustee pursuant to any requirements of the Code as from time to time in force.

            The Trustee shall, upon written request, furnish to each Certificateholder, during the term of this Agreement, such periodic, special, or other reports or information, whether or not provided for herein, as shall be reasonable with respect to the Certificateholder, or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided at the expense of the Certificateholder in accordance with such reasonable and explicit instructions and directions as the Certificateholder may provide. For purposes of this Section 4.02, the Trustee's duties are limited to the extent that the Trustee receives timely reports as required from the Servicers. The Servicer shall not be responsible for the tracking or reporting of Prepayment Interest Shortfalls or Relief Act Interest Shortfalls.

            The Trustee on behalf of the Depositor, shall furnish or cause to be furnished, promptly upon the written request of any Holder of a Class B-2 Certificate, reasonably current Rule 144A Information (as defined below) to such Certificateholder or to a prospective transferee of a Class B-2 Certificate (or interests in such Certificate) designated by such Certificateholder, as the case may be, in connection with the resale of a Class B-2 Certificate or such interests by such Certificateholder pursuant to Rule 144A, to the extent such information has been received from the Servicer in accordance with the terms and conditions of this Agreement. "Rule 144A Information" shall mean the information specified in Rule 144A(d)(4)(i) and
(ii) under the 1933 Act. The Trustee may place its disclaimer on any such Rule 144A Information to the extent it is not the source of such information. The Trustee shall not have responsibility for the sufficiency under Rule 144A or any other securities laws of any available information so furnished to any person including any prospective purchaser of a Class


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B-2 Certificate or any interest therein, nor for the content or accuracy of any information so furnished which was prepared or delivered to the Trustee by another to the extent the information so furnished accurately sets forth the information prepared or delivered.

            SECTION 4.03.    Monthly Reports.

            No later than the Determination Date for each Distribution Date, the Servicer shall deliver to the Trustee by telecopy or electronic mail (or by such other means as the Servicer and the Trustee may agree from time to time) a Monthly Report with respect to the related Distribution Date. No later than the Determination Date for each Distribution Date, the Servicer shall deliver or cause to be delivered to the Trustee in addition to the information provided on the Monthly Report, such other information reasonably available to it with respect to the Contracts as the Trustee may reasonably require to perform the calculations necessary to make the distributions contemplated by
Section 4.01, to prepare the statements to Certificateholders contemplated by
Section 4.02 and to facilitate the calculations to be made with respect to the Certificates. The Servicer shall on such date furnish a copy of such other information to the Trustee by such means as the Servicer and the Trustee shall agree from time to time. The Trustee shall not be responsible to recompute, recalculate or verify any information provided to it by the Servicer. The Trustee shall provide the statement to Certificateholders referred to in
Section 4.02 on each Distribution Date. To the extent the Monthly Reports described in this Section 4.03 include delinquency data, the parties hereby acknowledge that the Servicer, in accordance with its current servicing practices and procedures, calculates delinquencies based upon a 360 day year consisting of twelve 30 day months, as such an unpaid scheduled payment on a Contract will not be considered delinquent until the Close of Business on the first day following the Due Date next succeeding the Due Date when such payment was due.

            SECTION 4.04.   Distributions on the REMIC 1 Regular Interests.

            (a) On each Distribution Date, the Trustee shall cause in the order of priority set forth in the Preliminary Statement the amounts to be distributed by REMIC 1 to REMIC 2 on account of the REMIC 1 Regular Interests or withdrawn from the Certificate Account and distributed to the holders of the Class R Certificates (in respect of the Class R-1 Interest), as the case may be, in the manner set forth in the Preliminary Statement.

            (b) On each Distribution Date, the Trustee shall cause in the order of priority set forth in the Preliminary Statement the amounts to be distributed by REMIC 2 to REMIC 3 on account of the REMIC 2 Regular Interests or withdrawn from the Certificate Account and distributed to the holders of the Class R Certificates (in respect of the Class R-2 Interest), as the case may be, in the manner set forth in the Preliminary Statement.

            SECTION 4.05.   Certificate of Servicing Officer; Other Data.

            (a) Each Monthly Report pursuant to Section 4.03 shall be accompanied by a certificate of a Servicing Officer substantially in the form of Exhibit B, certifying the accuracy of the Monthly Report and that such officer is not aware of the occurrence of a Servicer Termination Event or of an event that, with notice or lapse of time or both, would become a


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Servicer Termination Event, or if such officer is aware that such an event has occurred and is continuing, specifying the event and its status.

            (b) In addition, the Servicer, at the request of the Trustee, shall furnish the Trustee such underlying data as may reasonably be requested.

            SECTION 4.06.   [Reserved]

            SECTION 4.07.   Class B-2 Certificate Reserve Account.

            (a) On or before the Closing Date, the Trustee shall have established, and thereafter shall maintain, the Class B-2 Certificate Reserve Account, which shall be an Eligible Account, in the form of a segregated trust account titled "Lehman ABS Manufactured Housing Contract Trust, Lehman ABS Manufactured Housing Contract Senior/Subordinate Asset-Backed Certificates, Series 2002-A, Class B-2 Certificate Reserve Account in trust for the Trustee as trustee for the benefit of the Certificateholders". As of the Closing Date, the Class B-2 Certificate Reserve Account shall be a segregated trust account established at U.S. Bank National Association. The Trustee at the direction of the Class C Certificates may invest funds on deposit in the Class B-2 Certificate Reserve Account in Eligible Investments. Eligible Investments shall mature or, in the case of a money market fund, be redeemed not later than the Business Day immediately preceding the Distribution Date next following the date of such investment (except that, if such Eligible Investment is managed or advised by the institution that maintains the Class B-2 Certificate Reserve Account or an Affiliate, then such Eligible Investments shall mature or, in the case of a money market fund, be redeemed not later than such Distribution Date), and shall not be sold or disposed of prior to its maturity. All such Eligible Investments shall be made in the name of the Trustee, as trustee for the benefit of the Certificateholders. Without limiting the generality of the foregoing, the Trustee shall select the investments of the Class B-2 Certificate Reserve Account from among the investments specified in clauses (a) and (b) of the definition of "Eligible Investments." The Trustee shall select such Eligible Investments, which shall mature as provided above, in such manner as to achieve the following objectives in the order stated: (1) preservation of principal values; and (2) maximization of income. The Trustee shall account for the Class B-2 Certificate Reserve Account as an outside reserve fund within the meaning of Treasury regulation 1.860G-2(h) and not an asset of any REMIC created pursuant to this Agreement. The Class C Certificates shall evidence ownership of the Class B-2 Certificate Reserve Account for federal tax purposes and the Holders thereof shall direct the Trustee in writing as to the investment of amounts therein. The Trustee shall treat amounts transferred by the Master REMIC to the Class B-2 Certificate Reserve Account as distributions to the Class C Certificates for all Federal tax purposes. In the absence of such written direction, all funds in the Class B-2 Certificate Account shall remain uninvested.

            All investment earnings on funds on deposit in the Class B-2 Certificate Reserve Account shall be retained in the Class B-2 Reserve Account, irrespective of the Class B-2 Reserve Account Required Balance. The Trust Fund shall absorb the amount of any loss of principal incurred in respect of any such Eligible Investments.



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

          (b) As of the Closing Date, the balance in the Class B-2 Certificate Reserve Account will be zero. Thereafter, on each Distribution Date commencing with the September 2002 Distribution Date, the Trustee shall deposit the Excess IO Strip Amount into the Class B-2 Certificate Reserve Account in accordance with the priority described in Section 4.01(d), until the balance on deposit therein reaches the Class B-2 Reserve Account Required Balance.

            (1) On each Distribution Date, funds on deposit in the Class B-2 Reserve Account will be distributed in the following order of priority, in each case after giving effect to the distributions of the Available Distribution Amount, including all Net Monthly Excess Cashflow, and all distributions under the Yield Maintenance Agreements:

                  (a) to the Class B-2 Certificates, any remaining Monthly
            Interest Distributable Amount and any remaining Unpaid Interest Shortfall Amount, for such Class and such Distribution Date;

                  (b) to the Class B-2 Certificates, any remaining Liquidation
            Loss Interest Amount, for such Class and such Distribution Date;

                  (c) to the Class B-2 Certificates, any remaining Liquidation
            Loss Interest Shortfall, for such Class and such Distribution
            Date;

                  (d) to the Class B-2 Certificates, any remaining Net WAC Cap
            Rate Carryover Amount, for such Class and such Distribution Date;
            and

                  (e) any remainder to be maintained in the Class B-2 Reserve
            Account for application on subsequent Distribution Dates in the preceding order of priority.

            (2) On each Distribution Date, the remaining Excess IO Strip Amount will be distributed in the following order of priority, after giving effect to the distributions of the Available Distribution Amount, including all Net Monthly Excess Cashflow, and all distributions under the Yield Maintenance Agreements and the distributions described in clause (b)(1) above:

                  (a) for deposit into the Class B-2 Reserve Account, any
            amount necessary to cause the amount on deposit therein to equal the Class B-2 Reserve Account Required Balance for such Distribution Date;

                  (b) to the Class B-2 Certificates, any remaining Monthly
            Interest Distributable Amount and any remaining Unpaid Interest Shortfall Amount, for such Class and such Distribution Date;

                  (c) to the Class B-2 Certificates, any remaining Liquidation
            Loss Interest Amount, for such Class and such Distribution Date;

                  (d) to the Class B-2 Certificates, any remaining Liquidation
            Loss Interest Shortfall, for such Class and such Distribution
            Date;



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

                  (e) to the Class B-2 Certificates, any remaining Net WAC Cap
            Rate Carryover Amount, for such Class and such Distribution Date;

                  (f) as additional principal to the Class B-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero, and

                  (g) any remaining Excess IO Strip Amount, to the Class C
            Certificates.

            (3) On the earlier to occur of the Final Scheduled Distribution Date and the Distribution Date coinciding with or following the final payment or other liquidation of the last Contract or REO Property remaining in the Trust Fund, funds on deposit in the Class B-2 Certificate Reserve Account will be distributed, after giving effect to the distributions described in Section 4.01, first, as additional principal to the Class B-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero, and second, any remainder to the Holders of the Class C Certificates. On the Distribution Date coinciding with the purchase by the Terminator or pursuant to auction as set forth in Section 9.01 of all Contracts and each REO Property remaining in the Trust Fund, funds on deposit in the Class B-2 Certificate Reserve Account will be distributed to the Depositor.

            SECTION 4.08.    Basis Risk Reserve Fund.

            (a) On the Closing Date, the Trustee shall establish and maintain in its name, in trust for the benefit of the Holders of the Certificates, the Basis Risk Reserve Fund. The Basis Risk Reserve Fund shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including without limitation, other moneys held by the Trustee pursuant to this Agreement.

          (b) On each Distribution Date, the Trustee shall deposit into the Basis Risk Reserve Fund any payments received under the Yield Maintenance Agreements. Amounts on deposit in the Basis Risk Reserve Fund shall be withdrawn by the Trustee in connection with any Distribution Date to fund the amounts required to be distributed pursuant to Section 4.01(a)(1) through (3). In addition, any distributions of Net Monthly Excess Cashflow (provided that any portion of the Net Monthly Excess Cashflow representing payments received under the Yield Maintenance Agreements shall be distributed first, until such amounts have been reduced to zero, and the remainder of the Net Monthly Excess Cashflow shall be distributed thereafter) to the holders of the Offered Certificates pursuant to Section 4.01(c)(1) through (5) shall be deemed to have been deposited in the Basis Risk Reserve Fund and paid to such holders. The Trustee at the direction of the Class C Certificates may invest funds on deposit in the Basis Risk Reserve Fund in Eligible Investments maturing on or prior to the next succeeding Distribution Date. Any net investment earnings on such amounts shall be payable to the holders of the Class C Certificates. The Trustee shall account for the Basis Risk Reserve Fund as an outside reserve fund within the meaning of Treasury regulation 1.860G-2(h) and not an asset of any REMIC created pursuant to this Agreement. The Class C Certificates shall evidence ownership of the Basis Risk Reserve Fund for federal tax purposes and the Holders thereof shall direct the Trustee


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in writing as to the investment of amounts therein. The Trustee shall treat any amounts transferred by the Master REMIC to the Basis Risk Reserve Fund as distributions to the Class C Certificates for all Federal tax purposes. In the absence of such written direction, all funds in the Basis Risk Reserve Fund shall remain uninvested. The Trustee shall have no liability for losses on investments in Eligible Investments made pursuant to this Section 4.08(b) (other than as obligor on any such investments). Upon termination of the Trust Fund, any amounts remaining in the Basis Risk Reserve Fund shall be distributed to the Holders of the Class C Certificates in the same manner as if distributed pursuant to Section 4.01(c)(9).

            (c) On the Distribution Date immediately after the Distribution Date on which the aggregate Class Principal Balance of the Class A Certificates and the Mezzanine Certificates equals zero, any amounts on deposit in the Basis Risk Reserve Fund not payable on the Class A Certificates and the Mezzanine Certificates shall be deposited into the Certificate Account and distributed to the Holders of the Class C Certificates in the same manner as if distributed pursuant to Section 4.01(c)(9) hereof.

            The Trustee shall treat the Basis Risk Reserve Fund as an outside reserve fund within the meaning of Treasury Regulation 1.860G-2(h) that is owned by the Class C Certificates, and that are not assets of any REMIC. The Trustee shall treat the rights of the Class A, Class M-1, Class M-2, Class B-1 and Class B-2 Certificateholders to receive payments from the Basis Risk Reserve Fund as rights in an interest rate cap contract written by the Class C Certificates in favor of the Class A, Class M-1, Class M-2, Class B-1 and Class B-2 Certificateholders. Thus, each REMIC Regular Interest shall be treated as representing ownership of not only REMIC Regular Interests, but also ownership of an interest in interest rate cap contracts or a separate contractual right. For purposes of determining the issue price of the REMIC Regular interests, the Trustee shall assume that the Basis Risk Reserve Fund has a value of approximately $2,545,846.

            SECTION 4.09.   Indemnification Account.

            (a) On or before the Closing Date, the Trustee shall have established, and thereafter shall maintain, the Indemnification Account, which shall be an Eligible Account, in the form of a segregated trust account titled "Lehman ABS Manufactured Housing Contract Trust, Lehman ABS Manufactured Housing Contract Senior/Subordinate Asset-Backed Certificates, Series 2002-A, Indemnification Account in trust for the Trustee as trustee for the benefit of the Certificateholders". As of the Closing Date, the Indemnification Account shall be a segregated


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

trust account established at U.S. Bank National Association and shall be invested in an Eligible Investment selected by the Depositor. Eligible Investments shall mature or, in the case of a money market fund, be redeemed not later than the Business Day immediately preceding the Distribution Date next following the date of such investment (except that, if such Eligible Investment is managed or advised by the institution that maintains the Indemnification Account or an Affiliate, then such Eligible Investments shall mature or, in the case of a money market fund, be redeemed not later than such Distribution Date), and shall not be sold or disposed of prior to its maturity. All such Eligible Investments shall be made in the name of the Trustee, as trustee for the benefit of the Certificateholders. Without limiting the generality of the foregoing, the Trustee shall select the investments of the Indemnification Account from among the investments specified in clauses (a) and (b) of the definition of "Eligible Investments." The Trustee shall select such Eligible Investments, which shall mature as provided above, in such manner as to achieve the following objectives in the order stated: (1) preservation of principal values; and (2) maximization of income.

            The Trust Fund shall be entitled to all investment earnings on funds on deposit in the Indemnification Account and the Trust Fund shall absorb the amount of any loss of principal incurred in respect of any such Eligible Investments.

            (b) As of the Closing Date, the balance in the Indemnification Account will be zero. Thereafter, on each Distribution Date commencing with the October 2002 Distribution Date, the Trustee shall transfer from the Certificate Account to the Indemnification Account out of Net Monthly Excess Cashflow in the priority described in Section 4.01(c)(7), until the balance on deposit therein reaches $75,000.00. Subject to the limitations set forth in
Section 3.25(b)(vi), the Trustee shall withdrawal from the Indemnification Account and distribute to the Backup Servicer any indemnification owed to the Backup Servicer pursuant to Section 3.26(h). On each Distribution Date that the amounts on deposit in the Indemnification Account exceed $75,000, the Trustee shall transfer from the Indemnification Account to the Certificate Account the amount of any such excess.

            (c) On the Distribution Date coinciding with the termination of the Trust, funds on deposit in the Indemnification Account will be distributed to the Depositor.



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                                   ARTICLE V

                               THE CERTIFICATES

            SECTION 5.01.   The Certificates.

            (a) Each of the Class A Certificates, the Mezzanine Certificates, the Class C Certificates and the Residual Certificates shall be substantially in the forms annexed hereto as exhibits, and shall, on original issue, be executed, authenticated and delivered by the Trustee to or upon the order of the Depositor concurrently with the sale and assignment to the Trust of the Trust Fund. The Class A Certificates, the Class M Certificates and the Class B-1 Certificates shall be issued in registered form with a minimum dollar denomination of $1,000 and integral dollar multiples of $1,000 in excess thereof. The Class B-2 Certificates shall be issued in registered form in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. The Class C Certificates and the Class R Certificates are issuable in any Percentage Interests; provided, however, that the sum of all such percentages for each such Class totals 100% and no more than ten Certificates of each such Class may be issued.

            The Certificates shall be executed on behalf of the Trust by manual or facsimile signature on behalf of the Trustee by a Responsible Officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trust, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose, unless such Certificate shall have been manually authenticated by the Trustee substantially in the form provided for herein, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. Subject to
Section 5.02(d), the Class A Certificates and each Class of the Mezzanine Certificates shall be Book-Entry Certificates. The other Classes of Certificates shall be issued as definitive, fully registered certificates and shall not be Book-Entry Certificates.

            (b) The Class A Certificates and each Class of Mezzanine Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates, to be delivered to the Depository by or on behalf of the Depositor. Such Book-Entry Certificates shall initially be registered on the Certificate Register in the name of the Depository or its nominee (or a nominee of the Depository for the respective accounts of the operator of the Euroclear system ("Euroclear") and Clearstream Banking, societe anonyme ("Clearstream" and, together with Euroclear, each a "Clearance System"), and no Certificate Owner will receive a definitive certificate representing such Certificate Owner's interest in such Certificates, except as provided in Section 5.02(d).

            For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Certificateholders evidencing a specified percentage of the Certificate Balance of a Class of Certificates, such direction or consent may be given by Certificate Owners (acting through the Depository and the Depository Participants) owning


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

Book-Entry Certificates evidencing the requisite percentage of the Certificate Balance or the requisite Percentage Interests.

            Whenever any notice or other communication is required to be given to Certificateholders of any Class with respect to which Book-Entry Certificates have been issued, unless and until Definitive Certificates shall have been issued to the related Certificate Owners, the Trustee shall give all such notices and communications to the Depository.

            (c) The Book-Entry Certificates evidencing the Class B-2 Certificates offered and sold in reliance on Rule 144A (each, a "Restricted Global Certificate") shall be registered in the name of the Depository for credit to the respective accounts of Certificate Owners which have certified they are "qualified institutional buyers" under Rule 144A. The aggregate principal amount of any Restricted Global Certificate may from time to time be increased or decreased by adjustments made on the records of the Certificate Registrar and the Depository, which adjustments shall be conclusive as to the aggregate principal amount of any Restricted Global Certificate.

          The Book-Entry Certificates evidencing the Class B-2 Certificates offered and sold outside the United States in reliance on Regulations S (each, a "Regulation S Global Certificate") shall be registered in the name of the Depository for credit to the respective accounts of Certificate Owners of the Regulation S Global Certificates (or to other accounts that they direct) at Clearstream or Euroclear. The aggregate principal amount of any Regulation S Global Certificate may be increased or decreased by adjustments made on the records of the Certificate Registrar and the Depository for the Regulations S Global Certificate, which adjustments shall be conclusive as to the aggregate principal amount of any Regulation S Global Certificate.

            Transfers of any Global Certificate shall be limited to transfers of a Restricted Global Certificates or Regulation S Global Certificate in whole, but not in part, to the Depository and its successors. Beneficial interests in the Restricted Global Certificate and any Regulations S Global Certificate may be transferred in accordance with the Depository's customary procedures and the provisions of Section 5.02.

            (d) The Class C Certificates and the Residual Certificates shall be issued in definitive fully registered certificates ("Definitive Certificates") and shall not be Book-Entry Certificates.

      SECTION 5.02. Registration of Transfer and Exchange of Certificates.

            (a) The Certificate Registrar shall cause to be kept at the Corporate Trust Office a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

            Upon surrender for registration of transfer of any Certificate at any office or agency of the Certificate Registrar maintained for such purpose pursuant to the foregoing paragraph and, in the case of a Residual Certificate, upon satisfaction of the conditions set forth below, the Trustee on behalf of the Trust shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same aggregate Percentage Interest.

            At the option of the Certificateholders, Certificates may be exchanged for other Certificates in authorized denominations and the same aggregate Percentage Interests, upon surrender of the Certificates to be exchanged at the Corporate Trust Office. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute on behalf of the Trust and authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing. In addition, with respect to each Class R Certificate, the holder thereof may exchange, in the manner described above, such Class R Certificate for three separate certificates, each representing such holder's respective Percentage Interest in the Class R-1 Interest, the Class R-2 Interest and the Class R-3 Interest, respectively, in each case that was evidenced by the Class R Certificate being exchanged.

            (b) Except as provided in paragraph (c) and (d) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee (or a nominee of the Depository for the respective accounts of the a Clearance System) and at all times: (i) registration of such Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates; (iii) ownership and transfers of registration of such Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall for all purposes deal with the Depository as representative of the Certificate Owners of the Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners;
(vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners; and (vii) the direct participants of the Depository shall have no rights under this Agreement under or with respect to any of the Certificates held on their behalf by the Depository, and the Depository may be treated by the Trustee and its agents, employees, officers and directors as the absolute owner of the Certificates for all purposes whatsoever.

            All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owners. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners that it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. The parties hereto are hereby authorized to execute a Letter of Representations with the Depository or take such other action as may be necessary or desirable to register a Book-Entry Certificate to the Depository. In the event of any conflict between the terms of any such Letter of Representation and this Agreement, the terms of this Agreement shall control.

            (c) If (i)(x) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to discharge properly its responsibilities as Depository or if at any time such Depository ceases to be a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, and (y) the Trustee or the Depositor is unable to locate a qualified successor within 90 days after such notice, (ii) the Depositor, at its sole option, with the consent of the Trustee, elects to terminate the book-entry system through the Depository or (iii) after the occurrence of a Servicer Termination Event (for the avoidance of doubt, not including a termination of the Servicer following the Holder of the Majority of the Class C Certificates, by Percentage Interest, exercising its right to terminate the Servicer as described in Section 7.08), the Certificate Owners of the Book-Entry Certificates representing Percentage Interests of such Classes aggregating not less than 51% advise the Trustee and Depository through the applicable financial intermediaries and the Depository Participants in writing that the continuation of a book-entry system through the Depository to the exclusion of definitive, fully registered certificates (the "Definitive Certificates") to Certificate Owners is no longer in the best interests of the Certificate Owners. Upon surrender to the Certificate Registrar of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall, at the Depositor's expense, in the case of (i) or (ii) above, or the Servicer's expense, in the case of (iii) above, execute on behalf of the Trust and authenticate the Definitive Certificates. Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Trustee, the Certificate Registrar, the Servicer, the Backup Servicer, any Paying Agent and the Depositor shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

            (d) The provisions of this Section 5.02(d) shall apply to all Transfers of Ownership Interests in ERISA-Restricted Certificates, as set forth herein.

            No transfer, sale, pledge or other disposition of any Class B-2 Certificate, Class C Certificate or Residual Certificate or any Ownership Interest therein shall be made unless such disposition is exempt from the registration requirements of the 1933 Act, and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. The Residual Certificates may not be sold or resold, as the case may be, to non-U.S. Persons.

            In the event of any such transfer of any Class B-2 Certificate or Class C Certificate, except with respect to the initial transfer of any Class B-2 Certificate or Class C Certificate by the Depositor, such transfer shall be made in only reliance upon Rule 144A or, in the case of the Class B-2 Certificates, Regulation S, under the 1933 Act. The Trustee shall require, prior to any other sale or other transfer of a Class B-2 Certificate, Class C Certificate or a Residual Certificate, that the Certificateholder's prospective transferee deliver to the Trustee a certificate relating to such transfer substantially in the form of the applicable Exhibit F hereto, and in the case of a sale or other transfer of a Residual Certificate, a certificate relating to such transfer substantially in the form of Exhibit J hereto, or such other form as may be acceptable to


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and in form and substance reasonably satisfactory to the Depositor and the
Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee or the Depositor. Notwithstanding the foregoing, any proposed transferee of an interest in a Restricted Global Certificate or a Regulation S Global Certificate will be deemed to have made the representations and warranties contained in the applicable certificate attached as Exhibit F. The Holder of a Class B-2 Certificate or a Definitive Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Servicer, the Backup Servicer and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            The Trustee shall be entitled to rely conclusively on any certificate required by this Section 5.02 to be executed in connection with the transfer of any Class B-2 Certificate, Class C Certificate or Residual Certificate, and shall be entitled to presume conclusively the continuing accuracy thereof from time to time, in each case without further inquiry or investigation.

            The Trustee shall not be responsible for ascertaining whether any transfer complies with, or for otherwise monitoring or determining compliance with, the requirements or terms of the 1933 Act, applicable state securities laws, ERISA or the Code; except that if a certificate is specially required by the terms of this Section 5.02 to be provided to the Trustee by a prospective transferor transferee, the Trustee shall examine the same to determine whether it conforms substantially on its face to the applicable requirements of this
Section 5.02.

            (e) No transfer of any ERISA-Restricted Certificate or any interest therein shall be made to any Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with Plan Assets unless (i) the acquirer or holder is an insurance company; (ii) the source of funds used to acquire or hold such Certificate or interest therein is an "insurance company general account", as defined in U.S. Department of Labor Prohibited Transaction Class Exemption 95-60; (iii) the conditions in Sections I and III of PTCE 95-60 have been satisfied and (iv) the ERISA-Restricted Certificate is not a Residual Certificate and has been the subject of an ERISA-Qualifying Underwriting. Each potential transferee of an ERISA-Restricted Certificate or any interest therein shall be required to either (A) represent that (i) it is not a Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with Plan Assets of a Plan; or (ii) with respect to an ERISA-Restricted Certificate that is not a Residual Certificate and has been the subject of an ERISA-Qualifying Underwriting (1) it is an insurance company, (2) the source of funds used to acquire or hold the certificate or interest therein is an "insurance company general account" as such term is defined in PTCE 95-60, and (3) the conditions in Sections I and III of PTCE 95-60 have been satisfied; or (B) deliver to the Trustee an opinion of counsel satisfactory to the Trustee, that the purchase and holding of the ERISA-Restricted Certificate by a Plan, or by any person acting on behalf of or with Plan Assets of a Plan, will not result in the assets of the trust fund being treated as Plan Assets and subject to the prohibited transaction requirements of ERISA and the Code and will not subject the Trustee to any obligation in addition to those undertaken in the Pooling and Servicing Agreement. Notwithstanding the foregoing, any proposed transferee of an interest in a Restricted Global Certificate or a Regulation S Global


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Certificate will be deemed to have made the representations and warranties contained in this Section 5.02(e).

            No transfer of a Class A, Class M-1, Class M-2, Class B-1 or Class B-2 Certificate or any interest therein shall be made to any Plan, any Person acting, directly or indirectly on behalf of any Plan or any Person acquiring such Certificates with Plan Assets of a Plan unless such Plan is a Qualified Plan Investor. Each Person that acquires a Class A, Class M-1, Class M-2, Class B-1 or Class B-2 Certificate that is a Book Entry Certificate will be deemed to represent that either (a) it is not a Plan or a Person acting, directly or indirectly, on behalf of a Plan, and is not acquiring the Certificates with Plan Assets of a Plan, or (b) it, or each Plan on behalf of which it is acquiring a Certificate or an interest therein, is a Qualified Plan Investor.

            No transfer of any Residual Certificate or any interest therein shall be made to any Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with Plan Assets of a Plan. Each Holder or beneficial owner of a Residual Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of such Certificate or interest therein, that it is not a Plan subject to ERISA or
Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with Plan Assets of a Plan.

            If any Certificate or any interest therein is acquired or held in violation of the provisions of the preceding paragraph, the next preceding permitted beneficial owner will be treated as the beneficial owner of that Certificate retroactive to the date of transfer to the purported beneficial owner. Any purported beneficial owner whose acquisition or holding of any such Certificate or interest therein was effected in violation of the provisions of the preceding paragraph shall indemnify and hold harmless the Depositor, the Servicer, the Trustee and the Trust from and against any and all liabilities, claims, costs or expenses incurred by those parties as a result of that acquisition or holding.

            Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Depositor or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause (v) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

                  (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                  (ii) No Person shall acquire an Ownership Interest in a
            Residual Certificate unless such Ownership Interest is a pro rata undivided interest.



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                  (iii) In connection with any proposed transfer of any
            Ownership Interest in a Residual Certificate, the Trustee shall as a condition to registration of the transfer, require delivery to it, in form and substance satisfactory to it, of each of the following:

                        A. an affidavit in the applicable Exhibit F hereto
                  from the proposed transferee to the effect that such transferee is a Permitted Transferee and that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee; and

                        B. a covenant of the proposed transferee in
                  substantially the form of Exhibit J to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the Residual Certificates.

                  (iv) Any attempted or purported transfer of any Ownership
            Interest in a Residual Certificate in violation of the provisions of this Section shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section, become a Holder of a Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this Section, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section or for making any distributions due on such Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Trustee received the documents specified in clause (iii). The Trustee shall be entitled to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Residual Certificate that is a Permitted Transferee.

                  (v) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section, then the Trustee shall have the right but not the obligation, without notice to the Holder of such Residual Certificate or any other Person having an Ownership Interest therein, to notify the Depositor to arrange for the sale of such Residual Certificate. The proceeds of such sale, net of commissions (which may include commissions payable to the Depositor or its affiliates in connection with such sale), expenses and taxes due, if any, will be remitted by the Trustee to the previous Holder of such Residual Certificate that is a Permitted Transferee, except that in the event that the Trustee determines that the Holder of such Residual


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            Certificate may be liable for any amount due under this Section or any other provisions of this Agreement, the Trustee may withhold a corresponding amount from such remittance as security for such claim. The terms and conditions of any sale under this clause (v) shall be determined in the sole discretion of the Trustee and it shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

                  (vi) If any Person other than a Permitted Transferee
            acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section, then the Trustee will provide to the Internal Revenue Service, and to the persons specified in Sections 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e)(5) of the Code on transfers of residual interests to disqualified organizations. The Trustee shall be entitled to additional compensation from any such Person for providing such information.

The foregoing provisions of this Section which are applicable solely to the Residual Certificates shall cease to apply to transfers occurring on or after the date on which there shall have been delivered to the Trustee, in form and substance satisfactory to the Trustee, (i) written notification from each Rating Agency that the removal of the restrictions on Transfer which are applicable solely to the Residual Certificates set forth in this Section will not cause such Rating Agency to downgrade its rating of the Certificates and
(ii) an Opinion of Counsel to the effect that such removal will not cause any REMIC created hereunder to fail to qualify as a REMIC.

            (f) No service charge shall be made for any registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates. All Certificates surrendered for registration of transfer or exchange shall be cancelled by the Certificate Registrar and disposed of pursuant to its standard procedures.

            SECTION 5.03. Mutilated, Destroyed, Lost or Stolen Certificates.

            If (i) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (ii) there is delivered to the Trustee, the Depositor and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.



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            SECTION 5.04.   Persons Deemed Owners.

            The Servicer, the Backup Servicer, the Depositor, the Trustee, the Certificate Registrar, any Paying Agent and any agent of the Servicer, the Backup Servicer, the Depositor, the Trustee, the Certificate Registrar or any Paying Agent may treat the Person, including the Depository, in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and none of the Servicer, the Backup Servicer, the Depositor, the Trustee, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by notice to the contrary.

            SECTION 5.05.   Appointment of Paying Agent.

            (a) The Paying Agent shall make distributions to Certificateholders from the Certificate Account pursuant to Section 4.01 and shall report the amounts of such distributions to the Trustee. The duties of the Paying Agent may include the obligation (i) to withdraw funds from the Certificate Account pursuant to Section 3.25 and for the purpose of making the distributions referred to above and (ii) to distribute statements and provide information to Certificateholders as required hereunder. The Paying Agent hereunder shall at all times be an entity duly incorporated and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authorities. The Paying Agent shall initially be the Trustee. The Trustee may appoint a successor to act as Paying Agent, which appointment shall be reasonably satisfactory to the Depositor.

            (b) Trustee shall cause the Paying Agent (if other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent shall hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders and shall agree that it shall comply with all requirements of the Code regarding the withholding of payments in respect of Federal income taxes due from Certificate Owners and otherwise comply with the provisions of this Agreement applicable to it.



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                                  ARTICLE VI

                        THE DEPOSITOR AND THE SERVICER

            SECTION 6.01. Liability of the Depositor and the Servicer; Liabilities to Obligors.

            (a) The Depositor and the Servicer each shall be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement upon them in their respective capacities as Depositor and Servicer and undertaken hereunder by the Depositor and the Servicer herein.

            (b) No liability to any Obligor under any of the Contracts arising out of any act or omission to act of the Servicer in servicing the Contracts prior to the Closing Date is intended to be assumed by the Depositor, the Backup Servicer, the Trustee or the Certificateholders under or as a result of this Agreement and the transactions contemplated hereby and, to the maximum extent permitted and valid under mandatory provisions of law, the Depositor, the Backup Servicer, the Trustee and the Certificateholders expressly disclaim such assumption.

            SECTION 6.02.   Servicer's Indemnities.

            The Servicer shall defend and indemnify the Trust Fund, the Trustee, the Depositor, the Certificate Registrar, the Paying Agent, the Backup Servicer and the Certificateholders against any and all costs, expenses, losses, damages, claims or liabilities, including reasonable fees and expenses of counsel and expenses of litigation, arising from third party claims or actions (including penalties or fees imposed by any governmental or regulatory body or agency) in respect of any action taken by the Servicer with respect to any Contract or Manufactured Home constituting a failure by the Servicer to perform its obligations under this Agreement. This indemnity shall survive any Servicing Termination Event (but a Servicer's obligations under this Section 6.02 shall not relate to (i) any actions of any subsequent Servicer after a Servicing Termination Event or (ii) any actions of any predecessor to such Servicer) and any payment of the amount owing under, or any repurchase by the Seller or substitution by the Seller of, any such Contract.

            SECTION 6.03.   Operation of Indemnities.

            Indemnification under this Article VI shall include reasonable fees and expenses of counsel and expenses of litigation. Any amounts received by the Trustee from the Servicer pursuant to this Article VI in indemnification of the Trust Fund shall be deposited in the Certificate Account pursuant to Section 3.05. If the Servicer has made any indemnity payments to the Trustee pursuant to this Article VI and the Trustee thereafter collects any of such amounts from others, the Trustee will repay such amounts collected to the Servicer, together with any interest collected thereon.



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            SECTION 6.04.   Merger or Consolidation of the Depositor or the
Servicer.

            The Depositor and GreenPoint will each keep in full effect their existence, rights and franchises as a Delaware corporation and a Delaware limited liability company, respectively, and will obtain and preserve their respective qualification to do business as a foreign corporation or limited liability company, as applicable, in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Contracts and to perform their respective duties under this Agreement.

            Any Person into which the Depositor or the Servicer may be merged or consolidated, or any corporation or association resulting from any merger, conversion or consolidation to which the Depositor or the Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Servicer, shall be the successor of the Depositor or the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall satisfy the requirements of Section 6.07 with respect to the qualifications of a successor to the Servicer. The Depositor and the Servicer shall each promptly notify each Rating Agency of any such merger to which it is a party.

            The conversion of GreenPoint's organizational structure from a Delaware limited liability company to a corporation, partnership or other entity shall not require the consent of any party or notice to any party and shall not in any way affect the rights or obligations of GreenPoint as Servicer hereunder, provided, however, that if any such corporation, partnership or other entity is organized under the laws of a state other than the State of Delaware, GreenPoint shall have taken all steps, as evidenced by an Opinion of Counsel addressed to the Trustee to maintain the perfection of the interests of the Trustee in the Contracts.

            SECTION 6.05. Limitation on Liability of the Depositor, the Servicer and Others.

            None of the Depositor, the Servicer or any of their members, shareholders, directors, officers, employees or agents shall be under any liability to the Trustee or the Certificateholders for any errors in judgment or any action taken or for refraining from the taking of any action in good faith, pursuant to this Agreement; provided, however, that this provision shall not protect the Depositor, the Servicer or any such Person against any liability that would otherwise be imposed by reason of its willful misconduct or gross negligence. The Depositor, the Servicer and any of their members, shareholders, directors, officers, employees or agents may rely on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action which arises under this Agreement (other than in connection with the enforcement by the Servicer of any Contract in accordance with this Agreement) and which in its opinion may involve it in any expenses or liability; provided, however, that the Servicer may in its discretion undertake any such other legal action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the legal expenses and costs of such other legal action and any liability resulting therefrom (except any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder) shall be expenses, costs and liabilities payable from the Certificate Account, and the Servicer shall be entitled to be reimbursed therefor out of the Certificate Account as provided by Section 3.25.

            SECTION 6.06.   Assignment by Servicer.

            Notwithstanding any provision to the contrary in this Agreement, without the consent of the Trustee or any Certificateholder other than the consent of the Holder of the majority of the Class C Certificates, by Percentage Interest (which consent may be granted or withheld in its sole discretion), the Servicer may assign its rights and delegate its duties and obligations under this Agreement to another Person; provided that such Person shall execute and deliver to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer under this Agreement; and further provided that each Rating Agency's rating of any Class of the Certificates in effect immediately prior to such assignment and delegation will not be withdrawn or reduced as a result of such assignment and delegation, as evidenced by a letter from each Rating Agency. In the case of any such assignment and delegation, the Servicer shall be released from its obligations under this Agreement except that the Servicer shall remain liable for all liabilities and obligations incurred by it as Servicer hereunder prior to the satisfaction of the conditions to such assignments and in such delegation.

            SECTION 6.07.   Successor to the Servicer.

            Subject to Section 7.03, within sixty (60) days of the termination of the Servicer's responsibilities and duties under this Agreement pursuant to
Section 7.01, Section 7.07 or Section 7.08, the Trustee shall (i) notify the Backup Servicer of its appointment as successor Servicer, whereupon the Backup Servicer (as described in Section 3.26) shall succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement (as such responsibilities, rights, duties and obligations have been expressly limited under this Agreement) or (ii) succeed to and assume all of the Servicer's responsibilities rights, duties and obligations under this Agreement or (iii) with the consent of the Depositor, which consent shall not be unreasonably withheld, appoint a successor which shall have a net worth of not less than $50,000,000 and shall have serviced for at least one year prior to such appointment a portfolio of not less than $100,000,000 principal balance of manufactured housing installment sale contracts or installment loans and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement, in each case, prior to the termination of the Servicer's responsibilities, duties and liabilities under this Agreement. Notwithstanding the foregoing, within sixty (60) days of the termination of the Servicer's responsibilities and duties under this Agreement pursuant to Section 7.01, Section 7.07 or
Section 7.08, the Holder of the majority of the Class C Certificates, by Percentage Interest, may designate to the Trustee a successor servicer for appointment; provided, however, that such successor shall have a net worth of not less than $50,000,000 and shall have serviced for at least one year prior to such appointment a portfolio of not less than $100,000,000 principal balance of manufactured housing installment sale contracts or installment loans. If the Trustee has become the successor to the Servicer in accordance with this Section 6.07, the Trustee may, if it shall be unwilling to continue to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, a successor satisfying the requirements set out in clause (ii) above. If the Backup Servicer shall succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement, the Monthly Servicing Fee will be an amount equal to 1/12th of the product of 1.00% and the Pool Principal Balance for the Distribution Date in respect of which such compensation is being paid. In connection with any appointment of a successor Servicer (other than the Backup Servicer), the Trustee may make such arrangements for the compensation of such successor out of payments on Contracts as it and such successor shall agree or such court shall determine; provided, however, that the Monthly Servicing Fee shall not be in excess of a monthly amount equal to 1/12th of the product of 1.00% and the Pool Principal Balance for the Distribution Date in respect of which such compensation is being paid without the consent of all of the Certificateholders and notice to each Rating Agency (the amount of any such excess above 1.00% per annum, the "Monthly Additional Servicing Fee"). If the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to Section 6.06, 7.01, 7.07 or 7.08, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, shall cooperate with the Trustee and any successor Servicer in effecting the termination of the Servicer's responsibilities and rights hereunder, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The assignment by a Servicer pursuant to Section 6.06 or removal of Servicer pursuant to Section 7.01, 7.07 or 7.08 shall not become effective until a successor shall be appointed pursuant to this Section 6.07.

            The costs and expenses of the Backup Servicer or the Trustee in connection with any servicing transfer following the termination of the Servicer pursuant to Section 7.01, 7.07, 7.08 or 6.06, together with certain other costs and expenses of the Backup Servicer described herein, will be reimbursed to it out of amounts on deposit in the Certificate Account prior to payments on the Certificates from the Available Distribution Amount.

            Any successor appointed as provided herein shall execute, acknowledge and deliver to the Servicer and to the Trustee an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement and the Certificates. Any assignment by or termination of the Servicer pursuant to Section 6.06 or 7.01, 7.07 or 7.08 or the termination of this Agreement pursuant to Section 9.01 shall not affect any claims that the Trustee may have against the Servicer arising prior to any such termination or resignation.

            The Servicer shall timely deliver to its successor, or as otherwise directed in writing by the Trustee, any funds not yet remitted to the Trustee for deposit into the Certificate Account, the funds on deposit in the REO Account and all Contract Files, Land Home Contract Files and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as reasonably may be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer. Without limitation, the Trustee is authorized and empowered to execute and deliver on behalf of the

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Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments (including transfer instruments in respect of certificates of title and financing statements relating to the Manufactured Homes), and to do any and all acts or things necessary or appropriate to effect the purposes of such notice of termination.

            Upon a successor's acceptance of appointment as such, the Trustee shall notify in writing the Certificateholders and each Rating Agency of such appointment.

            SECTION 6.08. Responsibility of the Depositor in Respect of the Servicer.

            The Depositor shall not have any responsibility or liability for any action or failure to act by the Servicer and is not obligated to supervise the performance of the Servicer under this Agreement or otherwise.



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                                  ARTICLE VII

                                    DEFAULT

            SECTION 7.01.   Servicer Termination Events.

            "Servicer Termination Event," wherever used herein, means any one of the following events:

            (a) any failure by the Servicer to make any deposit or payment, or to remit to the Trustee any payment, required to be made under the terms of this Agreement which continues unremedied for a period of five days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or to the Servicer and the Trustee by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

            (b) failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement, including the failure to deliver a Monthly Report, which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or to the Servicer, the Trustee and the Depositor by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

            (c) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

            (d) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of the Servicer's property; or

            (e) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations or take any corporate action in furtherance of the foregoing; or

            (f)   the occurrence of one or more Servicing Triggers.

            Upon the occurrence of any Servicer Termination Event described in clauses (a)-(e) above, then, and in each and every such case, so long as such Servicer Termination Event shall not have been cured or waived, the Trustee may and, the Trustee shall at the written direction of the Holders of Certificates entitled to at least 51% of the Voting Rights by notice in


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writing to the Servicer, terminate all the rights and obligations of the
Servicer under this Agreement, including, without limitation, all rights with respect to the Contracts and the proceeds thereof, except any responsibility for its acts or omissions during its tenure as Servicer hereunder. Upon the occurrence of a Servicer Termination Event described in clause (f) above, the Trustee shall at the written direction of the Holders of Certificates entitled to at least 51% of the Voting Rights by notice in writing to the Servicer, terminate all the rights and obligations of the Servicer under this Agreement, including, without limitation, all rights with respect to the Contracts and the proceeds thereof, except any responsibility for its acts or omissions during its tenure as Servicer hereunder. The Trustee shall send a copy of a notice of any Servicer Termination Event to each Rating Agency, the LIBOR Cap Counterparty, the Backup Servicer and the Depositor. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Contracts or otherwise, shall pass to and be vested in the successor appointed pursuant to
Section 6.07. Upon the occurrence of a Servicer Termination Event which shall not have been remedied, the Trustee may, and shall at the written direction of the Holders of Certificates entitled to at least 51% of the Voting Rights also pursue whatever rights it may have at law or in equity to damages, including injunctive relief and specific performance. The Trustee will have no obligation to take any action or institute, conduct or defend any litigation under this Agreement at the request, order or direction of any of the Certificateholders unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which the Trustee may incur.

            SECTION 7.02.   Waiver of Defaults.

            The Holders of Certificates entitled to at least 51% of the Voting Rights may waive any default by the Servicer in the performance of its obligations hereunder and its consequences, except that a default in the making of any required remittance to the Trustee for distribution on any of the Certificates may be waived only by the affected Certificateholders. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

            SECTION 7.03. Backup Servicer/Trustee to Act, Appointment of Successor.

            Within sixty (60) calendar days of its receipt of notice of appointment following the termination of the Servicer's responsibilities and duties under this agreement, the Backup Servicer, and if the Backup Servicer is unable to act, the Trustee or its appointed agent, shall be the successor in all respects to the Servicer as provided in Section 6.07 hereof. Notwithstanding the above, or anything in Section 6.07 to the contrary, neither the Backup Servicer nor the Trustee, if either becomes Servicer pursuant to this Section, shall have any responsibility or obligation (i) to repurchase any Contract, (ii) for any representation or warranty of the Servicer hereunder, (iii) for any act or omission of either a predecessor or successor Servicer other than the Backup Servicer or the Trustee, as applicable and (iv) to make any payment to a predecessor Servicer required under Section 7.08(b). The Backup Servicer or Trustee may conduct any activity required of it as Servicer hereunder through an Affiliate or through an agent. None of the Backup Servicer, the Trustee nor any other successor Servicer shall be deemed to be in default


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hereunder due to any act or omission of a predecessor Servicer, including but not limited to failure to timely deliver to the Trustee any Monthly Report, any funds required to be deposited to the Trust Fund, or any breach of its duty to cooperate with a transfer of servicing as required by Section 6.07.

            SECTION 7.04.   Notification to Certificateholders.

            (a) Upon any such termination pursuant to Section 7.01, 7.07 or 7.08, the Trustee shall give prompt written notice thereof to the Depositor, the Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency and the Insurers.

            (b) Within 60 days after the occurrence of any Servicer Termination Event, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Servicer Termination Event hereunder known to the Trustee, unless such Servicer Termination Event shall have been cured or waived.

            SECTION 7.05.   Effect of Transfer.

            (a) After a transfer of servicing duties to a successor Servicer pursuant to Section 6.04, 6.06, 6.07, 7.01, 7.07 or 7.08, the Backup Servicer, the Trustee or the successor Servicer shall notify Obligors to make payments that are due under the Contracts after the effective date of the transfer of servicing duties directly to the successor Servicer.

            (b) After the transfer of servicing duties to a successor Servicer pursuant to Section 6.04, 6.06, 6.07, 7.01, 7.07 or 7.08, the replaced Servicer shall have no further obligations with respect to the management, administration, servicing or collection of the Contracts, but shall remain liable for any liability arising from the replaced Servicer's actions hereunder and shall remain entitled to any compensation due the replaced Servicer that had already accrued prior to such transfer.

            (c) A transfer of servicing duties to a successor Servicer shall not affect the rights and duties of the parties hereunder (including but not limited to the indemnities of the Servicer pursuant to Article VI).

            SECTION 7.06.   Transfer of the Account.

            Notwithstanding the provisions of Section 7.01, 7.07 or 7.08, if the Certificate Account shall be maintained with the Servicer or an Affiliate of the Servicer and a Servicing Termination Event shall occur and be continuing, the Servicer, after five days' written notice from the Trustee, or in any event within ten days after the occurrence of the Servicing Termination Event, shall establish a new account, which shall be an Eligible Account, conforming with the requirements of this Agreement, at the trust department of the Trustee or with a depository institution other than the Servicer or an Affiliate of the Servicer, and shall promptly transfer all funds in the Certificate Account to such new Certificate Account, which shall thereafter be deemed the Certificate Account for the purposes hereof.



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            SECTION 7.07.   Servicing Triggers.

            "Servicing Trigger," wherever used herein, means if any one or more of the following events shall occur and be continuing with respect to a Distribution Date:

            (a) the Average Sixty-Day Delinquency Ratio exceeds 5.0%, and the Average Sixty-Day Delinquency Ratio continues to exceed 5.0% for a period of six months; or

            (b) the Annualized Current Realized Loss Ratio as of such Distribution Date exceeds 5.0%; or

            (c) the Cumulative Realized Losses as of such Distribution Date exceed (a) if such Distribution Date is from and including September 2005 and up to and including August 2006, 12.0% of the Cut-Off Date Pool Principal Balance, (b) if such Distribution Date is from and including September 2006 and up to and including August 2007, 13.0% of the Cut-Off Date Pool Principal Balance, (c) if such Distribution Date is from and including September 2007 and up to and including August 2008, 14.0% of the Cut-Off Date Pool Principal Balance, (d) if such Distribution Date is from and including September 2008 and up to and including August 2009, 15.0% of the Cut-Off Date Pool Principal Balance, (e) if such Distribution Date is on or after September 2009, 16.0% of the Cut-Off Date Pool Principal Balance,

            then, in each and every such case, the Trustee shall send written notice to the Certificateholders of its intention to remove the Servicer and appoint a successor Servicer and the date on which such removal will take place; provided, however, that such date shall be at least thirty (30) calendar days from the date of such notice. For the avoidance of doubt, if the occurrence of a Servicing Trigger results in the termination of all the rights and obligations of the Servicer under this Agreement, any successor servicer will not be subject to such Servicing Trigger until the same has been remedied.

            SECTION 7.08. Termination of Servicer by Majority Holder of Class C Certificates; Payment of Certain Expenses.

            (a) The Holder of the majority of the Class C Certificates, by Percentage Interest, may terminate the Servicer at any time upon ninety (90) days' prior written notice to the Servicer, the Rating Agencies, the Trustee and the Backup Servicer and in connection therewith, such Holder may designate a successor servicer, in accordance with Section 6.07. Notwithstanding any provision in this Agreement to the contrary, in connection with any such termination, the Servicer shall be entitled to withdraw from amounts on deposit in the Certificate Account, as provided in Section 3.25(a), or shall be entitled to payment from amounts on deposit in the Certificate Account, as provided in Section 3.25(b): (i) any accrued and unpaid Monthly Servicing Fee and other servicing compensation set forth in Section 3.15, and (ii) all Monthly Advances and Nonrecoverable Advances made by the Servicer and outstanding as of the date of such termination, in each case, through the date of such termination and without duplication of any amounts paid or reimbursed pursuant to any other Section of this Agreement. Additionally, the Servicer shall be entitled to payment from the Holder of the majority of the Class C Certificates, by Percentage Interest, all reasonable out-of-pocket costs and expenses incurred by it in connection with the transfer of servicing following any such termination. Each Person who


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has or who acquires any Ownership Interest in a Class C Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the foregoing provision.

            (b) In connection with any termination described in Section 7.08(a), up to and through the date of such termination, the Servicer shall be entitled to reimburse itself for any Outstanding Amount Advanced in accordance with Section 3.24(b). To the extent any Outstanding Amount Advanced remains after such reimbursement, on the date of such termination the successor servicer shall reimburse the terminated Servicer the amounts described in
Section 7.08(a)(ii); provided, however, that if the Backup Servicer is the successor servicer, the Holder of the majority of the Class C Certificates, by Percentage Interest, shall make such reimbursement. Upon any such reimbursement, such successor servicer, or the Holder of the majority of the Class C Certificates, by Percentage Interest, as applicable, shall succeed to the terminated Servicer's entitlement to the reimbursement of any such amounts, which shall thereafter be reimbursable to such party in accordance with the terms and conditions of this Agreement.

            (c) No removal of the Servicer under this Section 7.08 shall become effective except upon payment in full of the amounts due the terminated Servicer, as set forth in Sections 7.08(a) and (b).




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                                 ARTICLE VIII

                            CONCERNING THE TRUSTEE

            SECTION 8.01.   Duties of Trustee.

            (a) The Trustee, prior to the occurrence of a Servicer Termination Event and after the curing or waiver of all events of default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Trustee. If a Servicer Termination Event has occurred and has not been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of his own affairs.

            (b) Upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments which are specifically required to be furnished to the Trustee pursuant to any provision of this Agreement, the Trustee shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Servicer; provided, further, that the Trustee shall not be responsible for the accuracy or verification of any calculation provided to it pursuant to this Agreement; provided, further, if any such instrument is found not to conform to the requirements of this Agreement in a material manner the Trustee shall take such action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to the Trustee's satisfaction, the Trustee will provide notice thereof to the Certificateholders.

            (c) On each Distribution Date, the Trustee shall make monthly distributions and the final distribution to the Certificateholders from funds in the Certificate Account as provided in Section 4.01 herein.

            (d) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                        (i) prior to the occurrence of a Servicer Termination Event, and after the curing or waiver of all such events of default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of its duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;



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                        (ii) the Trustee shall not be liable in its individual
                        capacity for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                        (iii) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the directions of the Holders of Certificates entitled to at least 25% of the Voting Rights, if such action or non-action relates to the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or other power conferred upon the Trustee under this Agreement;

                        (iv) the Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default or Servicer Termination Event unless a Responsible Officer of the Trustee's Corporate Trust Office shall have actual knowledge thereof or the Trustee receives written notice thereof from the Servicer or the Holders of Certificates entitled to at least 25% of the Voting Rights. In the absence of such notice, the Trustee may conclusively assume there is no such default or Servicer Termination Event;

                        (v) the Trustee shall not in any way be liable by reason of any insufficiency in any Account held by or in the name of Trustee unless it is determined by a court of competent jurisdiction that the Trustee's negligence or willful misconduct was the primary cause of such insufficiency (except to the extent that the Trustee is obligor and has defaulted thereon);

                        (vi) anything in this Agreement to the contrary notwithstanding, in no event shall the Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action; and

                        (vii) none of the Custodian, the Servicer, the Backup Servicer or the Trustee shall be responsible for the acts or omissions of the other, it being understood that this Agreement shall not be construed to render them partners, joint venturers or agents of one another. The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the


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

                        provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement.

            (e) All funds received by the Servicer and the Trustee and required to be deposited in the Certificate Account pursuant to this Agreement will be promptly so deposited by the Servicer and the Trustee.

            (f) Except for those actions that the Trustee is required to take hereunder, the Trustee shall not have any obligation or liability to take any action or to refrain from taking any action hereunder in the absence of written direction as provided hereunder.

            SECTION 8.02.   Certain Matters Affecting the Trustee.

            Except as otherwise provided in Section 8.01:

            (a) The Trustee may rely and shall be protected in acting or refraining from acting in reliance on any resolution, certificate of a Depositor, Servicer or the Backup Servicer, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) The Trustee may consult with counsel and any written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection with respect to any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

            (c) The Trustee shall not be under any obligation to exercise any of the trusts or powers vested in it by this Agreement, other than its obligation to give notices pursuant to this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. Nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of a Servicer Termination Event of which a Responsible Officer of the Trustee's Corporate Trust Office has actual knowledge (which has not been cured or waived), subject to Section 7.03, to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of his own affairs;

            (d) Prior to the occurrence of a Servicer Termination Event hereunder and after the curing or waiver of all events of default which may have occurred, the Trustee shall not be liable in its individual capacity for any action taken, suffered or omitted by it in good faith


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and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (e) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of Certificates entitled to at least 25% of the Voting Rights and provided that the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement. The Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Certificateholders requesting the investigation;

            (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or through Affiliates, agents or attorneys; provided, however, that the Trustee may not appoint any agent to perform its custodial functions with respect to the Contract Files under this Agreement without the express written consent of the Servicer, which consent shall not be unreasonably withheld. The Trustee shall not be liable or responsible for the misconduct or negligence of (i) the Custodian or (ii) any of the Trustee's agents or attorneys or a custodian or paying agent appointed hereunder by the Trustee with due care and, when required, with the consent of the Servicer;

            (g) Should the Trustee deem the nature of any action required on its part, other than a payment or transfer under Section 4.01, to be unclear, the Trustee may require prior to such action that it be provided with reasonable further instructions;

            (h) The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be accountable for other than its negligence or willful misconduct in the performance of any such act;

            (i) The Trustee shall not be required to give any bond or surety with respect to the execution of the trust created hereby or the powers granted hereunder, except as provided in Subsection 8.14;

            (j) The Trustee shall not have any duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Contract by the Seller pursuant to this Agreement or the Contract Purchase Agreement, as applicable, or the eligibility of any Contract for purposes of this Agreement;

            (k)   [Reserved;] and

            (l) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee may be enforced without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in the name of the Trustee for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.



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            SECTION 8.03.   Trustee Not Liable for Certificates or Contracts.

            The recitals contained herein and in the Certificates (other than the signature and authorization of the Trustee on the Certificates) shall be taken as the statements of the Depositor, and the Trustee shall not have any responsibility for their correctness. The Trustee does not make any representation as to the validity or sufficiency of the Certificates (other than the signature and authorization of the Trustee on the Certificates) or of any Contract or related document; provided, however, that the foregoing shall not relieve the Trustee of the obligation to review the Land Home Contract Files pursuant to Section 3.16 if it has actual knowledge of the Custodian's failure to do so. The Trustee's signature and authorization (or authorization of its agent) on the Certificates shall be solely in its capacity as Trustee and shall not constitute the Certificates an obligation of the Trustee in any other capacity. The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor with respect to the Contracts. Subject to the provisions of Section 2.08, the Trustee shall not be responsible for the legality or validity of this Agreement or any document or instrument relating to this Agreement, the validity of the execution of this Agreement or of any supplement hereto or instrument of further assurance, or the validity, priority, perfection or sufficiency of the security for the Certificates issued hereunder or intended to be issued hereunder. The Trustee shall not at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Contract, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Fund or its ability to generate the payments to be distributed to Certificateholders, under this Agreement. The Trustee shall not have any responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder (unless the Trustee shall have become the successor Servicer and in such case only to the extent of the Servicer's obligations hereunder).

            SECTION 8.04.   Trustee May Own Certificates.

            The Trustee in its individual capacity or any capacity other than as Trustee hereunder may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee and may transact any banking and trust business with the Seller, the Servicer, the Backup Servicer, the Depositor or their Affiliates.

            SECTION 8.05.   Trustee's Fees and Expenses; Indemnification.

            (a) In addition to its rights to the Monthly Trustee Fee and certain investment earnings in respect of amounts on deposit in the Certificate Account as set forth herein, the Trustee will be entitled to certain fees and reimbursement for certain expenses for its services hereunder. The Trust Fund will be liable for the Trustee's expenses, including all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Trustee in the administration of the trusts hereunder (including the reasonable compensation, expenses and disbursements of its counsel) except any such expense, disbursement or advance as may arise from the Trustee's willful misfeasance, bad faith or negligence or which is the responsibility of the Certificateholders or the Servicer hereunder. With respect to the Trustee, such compensation


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

and reimbursement obligation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust.

            (b) The Trustee, the Backup Servicer, and each of their respective officers, directors, employees and agents (each, an "Indemnified Person") shall be indemnified and held harmless by the Trust Fund from and against any and all claims, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements, including reasonable fees and expenses of counsel, imposed on, incurred by or asserted against the Indemnified Person in any way relating to or arising out of this Agreement or arising out of or in connection with the performance of any duties or obligations under this Agreement or the exercise of any rights under this Agreement, unless such claims, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements were imposed on, incurred by or asserted against such Indemnified Person solely as a result of the breach by Indemnified Person of its obligations hereunder or such Indemnified Person's willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement. The foregoing indemnification shall survive the resignation, removal or termination of the Trustee or the Backup Servicer and the termination of this Agreement.

            SECTION 8.06.    Eligibility Requirements for Trustee.

            The Trustee and any successor Trustee shall during the entire duration of this Agreement be a state bank or trust company or a national banking association organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus and undivided profits of at least $40,000,000 or, in the case of a successor Trustee, $50,000,000, subject to supervision or examination by federal or state authority and, in the case of the Trustee, rated "BBB" or higher by Fitch Inc. with respect to their long-term rating and rated "BBB" or higher by Standard & Poor's and "Baa2" or higher by Moody's with respect to any outstanding long-term unsecured unsubordinated debt, and, in the case of a successor Trustee other than pursuant to Section 8.09, rated in one of the two highest long-term debt categories of, or otherwise acceptable to, each of the Rating Agencies. If the Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06 the combined capital and surplus of such corporation shall be deemed to be its total equity capital (combined capital and surplus) as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in
Section 8.07.

            SECTION 8.07.   Resignation and Removal of the Trustee.

            (a) The Trustee may at any time resign and be discharged from the Trust hereby created by giving written notice thereof to the Depositor, the Servicer and the Backup Servicer, with a copy to each Rating Agency. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Trustee by written instrument, in triplicate, one copy of which instrument shall be delivered to each of the resigning Trustee and the successor Trustee. If no successor Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, then the Depositor may appoint


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such successor, and if the Depositor fails to do so within 30 days, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor shall promptly remove the Trustee and appoint a successor Trustee by written instrument, in triplicate, one copy of which instrument shall be delivered to each of the Trustee so removed, and the successor Trustee.

            (c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor Trustee by written instrument or instruments, in quadruplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, the Servicer, the Backup Servicer and the Trustee so removed and the successor so appointed.

            (d) No resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 8.07 shall become effective except upon appointment of and acceptance of such appointment by the successor Trustee as provided in Section 8.08.

            SECTION 8.08.   Successor Trustee.

            (a) Any successor Trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor and to its predecessor Trustee an instrument accepting such appointment hereunder. The resignation or removal of the predecessor Trustee shall then become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall after payment of its outstanding fees and expenses promptly deliver to the successor Trustee all assets and records of the Trust held by it hereunder, and the Depositor and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

            (b) No successor Trustee shall accept appointment as provided in this Section 8.08 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 8.06.

            (c) Upon acceptance of appointment by a successor Trustee as provided in this Section 8.08, the successor Trustee shall mail notice of the succession of such Trustee hereunder to all Certificateholders at their addresses as shown in the Certificate Register and to the Rating Agencies.



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            SECTION 8.09.   Merger or Consolidation of Trustee.

            Any state bank or trust company or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any state bank or trust company or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any state bank or trust company or national banking association succeeding to all or substantially all of the corporate trust business of the Trustee shall be the successor of the Trustee hereunder, provided such state bank or trust company or national banking association shall be eligible under the provisions of Section 8.06. Such succession shall be valid without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            SECTION 8.10.    Appointment of Co-Trustee or Separate Trustee.

            Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

            In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to a defaulting Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trust conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee, or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.



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            Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee or co-trustee.

            SECTION 8.11.   Limitation of Liability.

            (a) The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

            (b) None of the Trustee, the Backup Servicer, or any of their members, shareholders, directors, officers, employees or agents shall be under any liability to the Depositor, the Servicer, the Custodian or the Certificateholders for any errors in judgment or any action taken or for refraining from the taking of any action in good faith, pursuant to this Agreement; provided, however, that this provision shall not protect the Trustee, the Backup Servicer or any such Person against any liability that would otherwise be imposed by reason of its willful misconduct or negligence. The Trustee, the Backup Servicer and any of their members, shareholders, directors, officers, employees or agents may rely on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Backup Servicer shall be under any obligation to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered the Backup Servicer reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

            SECTION 8.12.   Access to Trustee's Records and Officers.

            The Trustee shall afford the Seller, the Depositor, the Servicer and each Certificateholder upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. Upon request, the Trustee shall furnish the Seller, the Depositor, the Servicer and any requesting Certificateholder with its most recent financial statements. The Trustee shall cooperate fully with the Seller, the Servicer, the Depositor and such Certificateholder and shall make available to the Seller, the Servicer, the Depositor and such Certificateholder for review and copying such books, documents or records as may be requested with respect to the Trustee's duties hereunder. The Seller, the Depositor, the Servicer and the Certificateholders shall not have any responsibility or liability for any action or failure to act by the Trustee and are not obligated to supervise the performance of the Trustee under this Agreement or otherwise.



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            SECTION 8.13.   Suits for Enforcement.

            In case a Servicer Termination Event or other default by the Servicer or the Depositor hereunder shall occur and be continuing, the Trustee, shall, subject to Section 8.02(c) at the direction of the Holders of Certificates evidencing 51% of the Voting Rights, or may, proceed to protect and enforce its rights and the rights of the Certificateholders under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, and subject to the foregoing, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

            SECTION 8.14.   Insurance.

            The Trustee, at its own expense, shall at all times maintain and keep in full force and effect: (i) fidelity insurance, (ii) theft of documents insurance and (iii) forgery insurance (which may be collectively satisfied by a "Financial Institution Bond" and/or a "Bankers' Blanket Bond"). All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for insurance typically maintained by banks or their affiliates which act as custodians for investor-owned mortgage pools. A certificate of an officer of the Trustee as to the Trustee's compliance with this Section 8.14 shall be furnished to any Certificateholder upon reasonable written request.

            SECTION 8.15.   Reports to the Securities and Exchange Commission.

            Within 15 days after each Distribution Date, the Trustee shall, in accordance with industry standards, file with the Securities and Exchange Commission via the Electronic Data Gathering and Retrieval System (EDGAR), a Form 8-K with a copy of the statement to the Certificateholders for such Distribution Date as an exhibit thereto. Prior to January 30, 2003, the Trustee shall, in accordance with industry standards, file a Form 15 Suspension Notification with respect to the Trust Fund, if applicable. Prior to March 30, 2003, the Trustee shall file a Form 10-K, in substance conforming to industry standards, with respect to the Trust Fund. The Depositor hereby grants to the Trustee a limited power of attorney to execute and file each such document on behalf of the Depositor. Such power of attorney shall continue until either the earlier of (i) receipt by the Trustee from the Depositor of written termination of such power of attorney and (ii) termination of the Trust Fund. The Depositor agrees to promptly furnish to the Trustee, from time to time upon request, such further information, reports, and financial statements within its control related to this Agreement and the Contracts as the Trustee reasonably deems appropriate to prepare and file all necessary reports with the Securities and Exchange Commission. The Trustee shall have no responsibility to file any items other than those specified in this Section.



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                                  ARTICLE IX

                                 TERMINATION

            SECTION 9.01. Termination Upon Repurchase or Liquidation of All Contracts.

          (a) The respective obligations and responsibilities under this Agreement of the Depositor, the Servicer, the Backup Servicer, and the Trustee (other than the obligations of the Trustee to make payments in respect of the Certificates as hereinafter set forth) shall terminate upon payment to the Certificateholders and the deposit of all amounts held by or on behalf of the Trustee and required hereunder to be so paid or deposited on the Distribution Date coinciding with or following the earlier to occur of (i) the purchase by the Terminator (as defined below) of all Contracts and each REO Property remaining in the Trust Fund and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Contract or REO Property remaining in the Trust Fund; provided, however, that in no event shall the trust created hereby continue beyond the earlier of (a) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof and (b) the Distribution Date in June 2033. The purchase by the Terminator of all Contracts and each REO Property remaining in the Trust Fund shall be at a price (the "Termination Price") equal to the greater of (A) the sum of (x) the greater of (1) the aggregate Repurchase Price of all the Contracts included in the Trust Fund, plus the appraised value of each REO Property, if any, included in the Trust Fund, such appraisal to be conducted by an appraiser mutually agreed upon by the Terminator and the Trustee in their reasonable discretion and (2) the aggregate fair market value of all of the assets of the Trust Fund, (y) the aggregate amount of the Yield Maintenance Agreement Fee then due to the LIBOR Cap Counterparty and (z) the aggregate amount of all Net WAC Cap Rate Carryover Amounts then due to the Certificateholders and (B) an amount sufficient to permit the payment in full on the related Distribution Date of all accrued and unpaid interest (including without limitation the Monthly Interest Distributable Amount, any Unpaid Interest Shortfall Amount, any Liquidation Loss Interest Amount and any Liquidation Loss Interest Shortfall) for each Class of Certificates, the outstanding Certificate Principal Balance of each Class of Certificates and any unpaid Net WAC Cap Rate Carryover Amounts for any Class of Certificates.

            (b) (i) Subject to the conditions in clause (ii) below, the Servicer with Aurora's consent (which Aurora may grant or withhold in its sole discretion), and if the Servicer does not exercise its option, or if Aurora does not grant its consent to the Servicer's exercise of its option, Aurora (either party in such capacity, the "Terminator"), shall have the option to purchase all of the Contracts and each REO Property remaining in the Trust at the Termination Price.

            (ii) The purchase by the Terminator of all of the Contracts pursuant to this Section 9.01 shall be conditioned upon (1) the aggregate Principal Balance of the Contracts and each REO Property remaining in the Trust Fund at the time of such election (after giving effect to Scheduled Payments of principal due during the related Due Period, to the extent received, and unscheduled collections of principal received


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      during the related due period) being reduced to less than 10% of the
      Cut-off Date Pool Principal Balance, (2) such purchase being made pursuant to a plan of complete liquidation of each REMIC created hereunder in accordance with Section 860F of the Code and (3) the Terminator having provided the Trustee, Aurora and the Depository (if any) with at least 30 days' written notice.

            (iii) The Servicer shall notify the Trustee and Aurora no later than two Business Days after the Determination Date following the first Due Period which includes the date on which the aggregate Principal Balance of the Contracts and each REO Property remaining in the Trust Fund at the time of such election (after giving effect to Scheduled Payments of principal due during the related Due Period, to the extent received, and unscheduled collections of principal received during the related due period) first becomes less than or equal to 10% of the aggregate Pool Principal Balance as of the Cut-off Date.

            (iv) If the Servicer or Aurora, as applicable, has not delivered to the Trustee the notice of exercise of its purchase option described in clause (ii) by the Distribution Date occurring in the month following the Determination Date specified in clause (iii), then promptly after the following Distribution Date the Trustee shall begin a process for soliciting bids in connection with an auction for the Contracts. The Trustee shall provide the Servicer written notice of such auction at least 10 Business Days prior to the date bids must be received in such auction (the "Auction Date").

            If at least three bids are received, the Trustee shall solicit and resolicit new bids from all participating bidders until only one bid remains or the remaining bidders decline to resubmit bids. The Trustee shall accept the highest of such remaining bids if it is equal to or in excess of the greater of (i) the Termination Price and (ii) the aggregate fair market value of all of the assets of the Trust Fund (such amount being referred to as the "Minimum Auction Price"). If less than three bids are received or the highest bid after the resolicitation process is completed is not equal to or in excess of the Minimum Auction Price, the Trustee shall not consummate such sale. If at least three bids are received, the Depositor, at the Trustee's request, shall supply the Trustee with the names of parties from whom to solicit such bids; provided, that the Trustee shall not be responsible if less than three or no bidders submit bids for the Contracts and the other trust assets. If a bid meeting the Termination Price is received, then the Trustee may, and if so requested by the Servicer shall, at the expense of the Trust, consult with a financial advisor, which may be an underwriter of the Certificates, to determine if the fair market value of the Contracts and related property has been offered. The Trustee may hire an agent at the expense of the Trust to conduct such Auction.

            If the first auction conducted by the Trustee does not produce any bid at least equal to the Minimum Auction Price, then the Trustee shall, beginning on the Distribution Date occurring approximately three months after the Auction Date for the failed first auction, commence another auction in accordance with the requirement of this clause (iv). If such second auction does not produce any bid at least equal to the Minimum Auction Price, then the Trustee shall, beginning on the Distribution Date occurring approximately three months after the Auction Date for the failed second auction, commence another auction in accordance with the requirements of this clause


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

      (iv), and shall continue to conduct similar auctions approximately every three months thereafter until the earliest of (i) delivery by the Terminator of notice of exercise of its purchase option under subsection
      (b), (ii) receipt by the Trustee of a bid meeting the conditions specified in the preceding paragraph, or (iii) the Distribution Date on which the aggregate principal balance of all the Contracts is reduced to zero.

            If the Trustee receives a bid meeting the conditions specified in this clause (iv), then the Trustee's written acceptance of such bid shall constitute a plan of complete liquidation within the meaning of
      Section 860F of the Code, and the Trustee shall release to the winning bidder, upon payment of the bid purchase price, the Contract Files pertaining to the Contracts being purchased.

            (c) Notice of the liquidation of the Trust Fund shall be given promptly by the Trustee by letter to the Certificateholders mailed (a) in the event such notice is given in connection with the purchase of the Contracts and each REO Property by the Terminator, not earlier than the 5th day and not later than the 15th day of the month next preceding the month of the final distribution on the Certificates or (b) otherwise during the month of such final distribution on or before the Determination Date in such month, in each case specifying (i) the Distribution Date upon which the Trust Fund will terminate and the final payment in respect of the Certificates will be made upon presentation and surrender of the related Certificates at the office of the Trustee therein designated, (ii) the amount of any such final payment,
(iii) that no interest shall accrue in respect of the Certificates from and after the end of the calendar month preceding such final Distribution Date and
(iv) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee. In the event such notice is given in connection with the purchase of all of the Contracts and each REO Property remaining in the Trust Fund by the Terminator, the Terminator shall deliver to the Trustee for deposit in the Certificate Account not later than the last Business Day of the month next preceding the month of the final distribution on the Certificates an amount in immediately available funds equal to the above-described purchase price. The Trustee shall remit to the Servicer from such funds deposited in the Certificate Account (i) any amounts which the Servicer would be permitted to withdraw and retain from the Certificate Account pursuant to Section 3.25 and (ii) any other amounts otherwise payable by the Trustee to the Servicer from amounts on deposit in the Certificate Account pursuant to the terms of this Agreement, in each case prior to making any final distributions pursuant to Section 9.01(d) below. Upon certification to the Trustee by a Servicing Officer of the making of such final deposit, the Trustee shall promptly cause the Custodian to release to the Terminator the Contract Files for the remaining Contracts, and the Trustee shall execute all assignments, endorsements and other instruments necessary to effectuate such transfer.

            (d) Upon presentation of the Certificates by the Certificateholders on the final Distribution Date, the Trustee shall distribute to each Certificateholder so presenting and surrendering its Certificates the amount otherwise distributable on such Distribution Date in accordance with Section 4.01 in respect of the Certificates so presented and surrendered. By acceptance of the Residual Certificates, the Holders of the Residual Certificates agree, in connection with any termination hereunder, to assign and transfer any amounts in excess of the par value of the Contracts, and to the extent received in respect of such termination, to pay any such amounts to the Holders of the Residual Certificates. Any funds not distributed to any


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Holder or Holders of Certificates being retired on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust and credited to the account of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to Section 4.01(g) and this Section 9.01(d) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice, and, if necessary thereafter, a final notice, to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto in accordance with Section 4.01(g). If within one year after the final notice any such Certificates shall not have been surrendered for cancellation, the Trustee shall pay all such amounts in accordance with Section 4.01(g).

            Immediately following the deposit of funds in trust hereunder in respect of the Certificates, the Trust Fund shall terminate.

            SECTION 9.02.   [Reserved].

            SECTION 9.03.   Additional Termination Requirements.

            In the event that the Trust Fund is terminated according the requirements of Section 9.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trustee, to the effect that the failure to comply with the requirements of this Section will not (i) result in the imposition of taxes on a "prohibited transaction" of the REMIC, as described in Section 860F of the Code, or (ii) cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding:

            (i) within 90 days prior to the final Distribution Date set forth in the notice given under Section 9.01(c), the Terminator shall adopt a plan of complete liquidation of each REMIC created hereunder; simultaneously with any successful auction conducted under Section 9.01(b), the Trustee (or agent thereof) shall adopt a plan of complete liquidation of each REMIC created hereunder; and

            (ii) at or after the time of adoption of any such plan of complete liquidation for each REMIC created hereunder, as applicable, at or prior to the final Distribution Date, the Trustee shall sell all of the assets of each REMIC created hereunder to the Terminator or the successful bidder pursuant to Section 9.01(b), as applicable, for cash; provided, however, that in the event that a calendar quarter ends after the time of adoption of such a plan of complete liquidation but prior to the final Distribution Date, the Trustee shall not sell any of the assets of such REMIC prior to the close of that calendar quarter.



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                                   ARTICLE X

                                  [RESERVED]







                                     118
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                                  ARTICLE XI

                           MISCELLANEOUS PROVISIONS

            SECTION 11.01.  Amendment.

          This Agreement may be amended from time to time by the Depositor, the Servicer, the Backup Servicer and the Trustee with the consent of the LIBOR Cap Counterparty (provided that if the LIBOR Cap Counterparty is in default under any of the Yield Maintenance Agreements, no such consent needs to be obtained) without the consent of any of the Certificateholders, (i) to cure any error or ambiguity, (ii) to correct or supplement any provisions herein which may be defective or inconsistent with any other provisions herein or in the Prospectus Supplement for the Offered Certificates, (iii) to add to the duties or obligations of the Servicer, (iv) to obtain a rating from a nationally recognized rating agency or to maintain or improve the ratings of any Class of Certificates by each Rating Agency (it being understood that after obtaining ratings for the Certificates from Moody's and Standard & Poor's, none of the Trustee, the Depositor or the Servicer is obligated to obtain, maintain or improve any rating assigned to the Certificates) or (v) to make such other provisions with respect to matters or questions arising under this Agreement, which shall not be inconsistent with any other provisions herein; provided that such action specified in this clause (v) shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder. Notwithstanding the foregoing the Trustee, the Depositor and the Servicer, with the consent of the LIBOR Cap Counterparty (provided that if the LIBOR Cap Counterparty is in default under any of the Yield Maintenance Agreements, no such consent needs to be obtained), without the consent of the Certificateholders, may at any time and from time to time amend this Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary or appropriate to maintain the qualification of each REMIC created hereunder as a REMIC under the Code or to avoid or minimize the risk of the imposition of any tax on any REMIC created hereunder pursuant to the Code that would be a claim against any REMIC created hereunder at any time prior to the final redemption of the Certificates, provided that the Trustee has been provided an Opinion of Counsel addressed to the Trustee, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trustee, to the effect that such action is necessary or appropriate to maintain such qualification or to avoid or minimize the risk of the imposition of such a tax.

            This Agreement may also be amended from time to time by the Depositor, the Servicer, the Backup Servicer and the Trustee with the consent of the LIBOR Cap Counterparty (provided that if the LIBOR Cap Counterparty is in default under any of the Yield Maintenance Agreements, no such consent needs to be obtained), and with the consent of the Holders of at least 66-2/3% Percentage Interest of each Class of Regular Certificates adversely affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of or change the manner in which payments required to be distributed on any Certificate without the consent of the Holder of all Certificates affected thereby, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in
(i), without the consent of the Holders of


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

Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating 66-2/3% or (iii) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding.

            Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel, which opinion shall be an expense of the party requesting such amendment but in any case shall not be an expense of the Trustee, to the effect that such amendment will not cause the imposition of any tax on any REMIC created hereunder or the Certificateholders or cause any REMIC created hereunder to fail to qualify as a REMIC.

            Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder, the LIBOR Cap Counterparty and each Rating Agency.

            It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

            Nothing in this Agreement shall require the Trustee to enter into an amendment without receiving an Opinion of Counsel, satisfactory to the Trustee that (i) such amendment is permitted and is not prohibited by this Agreement and that all requirements for amending this Agreement have been complied with; and (ii) either (A) the amendment does not adversely affect in any material respect the interests of any Certificateholder or (B) the conclusion set forth in the immediately preceding clause (A) is not required to be reached pursuant to this Section 11.01.

            The cost of any Opinion of Counsel to be delivered pursuant to this Section 11.01 shall be borne by the Person seeking the related amendment, but in no event shall such Opinion of Counsel be an expense of the Trustee.

            The Trustee may but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise; provided, however, such consent shall not be unreasonably withheld.

            SECTION 11.02.  Recordation of Agreement; Counterparts.

            To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the expense of the Certificateholders, but only upon direction of the Trustee (which the Trustee shall provide upon its receipt of direction from the Depositor) accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.



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            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            SECTION 11.03.  Limitation on Rights of Certificateholders.

            The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of any of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee, for 15 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatsoever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            SECTION 11.04.  Governing Law.

            This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.



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

            SECTION 11.05.  Notices.

            All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when received if personally delivered at or mailed by first class mail, postage prepaid, by facsimile (with confirmation of receipt) or by express delivery service or delivered in any other manner specified herein, to (a) in the case of the Depositor, 745 Seventh Avenue, New York, New York 10019, Attention: Damian Harbutt (LABS 2002-A), or such other address or telecopy number as may hereafter be furnished to the Servicer and the Trustee in writing by the Depositor, (b) in the case of the Trustee, at the Corporate Trust Office or such other address as may hereafter be furnished to the Servicer, the Backup Servicer and the Depositor in writing by the Trustee, (c) in the case of the Seller, Servicer and/or Custodian, GreenPoint Credit, LLC, 10089 Willow Creek Road, San Diego, California 92131, Attention: Manager, Investor Servicing, or such other address or telecopy number as may hereafter be furnished to the Trustee and the Depositor in writing by the Servicer and (d) in the case of the Backup Servicer, 9062 Old Annapolis Road, Columbia, Maryland 21045, Attention:
GreenPoint/Labs 2002-A or such other address as may be hereafter furnished to the Depositor, the Trustee and the Servicer in writing by the Backup Servicer. Any notice required or permitted to be given to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Certificateholder receives such notice. A copy of any notice required to be telecopied hereunder also shall be mailed to the appropriate party in the manner set forth above.

            SECTION 11.06.  Severability of Provisions.

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            SECTION 11.07.   Notice to Rating Agencies.

            The Trustee shall use its best efforts promptly to provide notice to the Rating Agencies with respect to each of the following of which it has actual knowledge:

            1.    any material change or amendment to this Agreement;

            2. the occurrence of any Servicer Termination Event that has not been cured or waived;

            3. the resignation or termination of the Servicer or the Trustee;

            4. the repurchase or substitution of Contracts pursuant to or as contemplated by Section 2.03;

            5. the final payment to the Holders of any Class of the Certificates;

            6.    any change in the location of the Certificate Account;

            7.    [reserved]; and

            8. the filing of any claim under any Servicer's blanket bond and errors and omissions insurance policy required by
                  Section 3.10 or the cancellation or material modification of coverage under any such instrument.

            In addition, the Trustee shall make available via its internet website identified in Section 4.02 copies of each report to Certificateholders described in Section 4.02 and the Servicer shall promptly furnish to each Rating Agency copies of the following:

            1. each annual statement as to compliance described in Section 3.20; and

            2. each annual independent public accountants' servicing report described in Section 3.21.

            Any such notice pursuant to this Section 11.07 shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service to Moody's Investors Service, Inc., 99 Church Street, New York, NY 10048,
Attention: MBS Monitoring/Lehman ABS Corporation/Lehman ABS Manufactured Housing Contract Trust 2002-A; to Standard & Poor's Ratings Services, 55 Water Street, 41st Floor, New York, New York 10041, Re: Lehman ABS Corporation/Lehman ABS Manufactured Housing Contract Trust 2002-A; or such other addresses as the Rating Agencies may designate in writing to the parties hereto.

            SECTION 11.08.   Article and Section References.

            All article and section references used in this Agreement, unless otherwise provided, are to articles and sections in this Agreement.

            SECTION 11.09.   [Reserved].

            SECTION 11.10.   [Reserved].

            SECTION 11.11.   Covenants Regarding Bankruptcy, etc.

            (a) The Depositor, the Servicer and the Trustee, by entering into this Agreement, and the Class A Certificateholders, the Mezzanine Certificateholders, the Class C Certificateholders and the Residual Certificateholders, by accepting their respective Certificates, hereby covenant and agree that they will not at any time institute against the Trust or the Depositor, or join in the institution against the Trust or the Depositor of, any bankruptcy proceedings under any federal or state bankruptcy or similar law in connection with any obligations with respect to the Class A Certificates, the Mezzanine Certificates, the Class C Certificates the Residual Certificates or this Agreement.

            (b) The Depositor, the Servicer and the Trustee, by entering into this Agreement, and each of the Class A Certificateholders, the Mezzanine Certificateholders, the

Class C Certificateholders and the Residual Certificateholders, by accepting their respective Certificates, hereby covenant and agree that the Trust shall not, except as expressly provided in this Agreement:

            (i) sell, transfer, exchange or otherwise dispose of any portion of the Trust Fund;

            (ii) dissolve or liquidate in whole or in part;

            (iii) engage, directly or indirectly, in any business other than that of holding the Trust Fund and issuing the Class A Certificates, the Mezzanine Certificates, the Class C Certificates and the Residual Certificates and the actions contemplated or required to be performed by or on behalf of the Trust under this Agreement;

            (iv) incur, create or assume any indebtedness for borrowed money other than the Class A Certificates, the Mezzanine Certificates, the Class C Certificates and the Residual Certificates;

            (v) voluntarily file a petition for bankruptcy, reorganization, assignment for the benefit if its creditors or other similar proceeding; or

            (vi) merge, convert or consolidate with any other Person.

            SECTION 11.12.   Third-Party Beneficiaries.

            This Agreement will inure to the benefit of and be binding upon the parties hereto, the Certificateholders, the Certificate Owners and their respective successors and permitted assigns. The LIBOR Cap Counterparty is an express third-party beneficiary of this Agreement. Except as otherwise provided in this Agreement, no other person will have any right or obligation hereunder.

            IN WITNESS WHEREOF, the Depositor, the Servicer, the Custodian, the Backup Servicer, and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, in each case as of the day and year first above written.

                                    LEHMAN ABS CORPORATION,
                                    Depositor


                                    By:  /s/ Damian Harbutt
                                         ________________________________
                                    Name:  Damian Harbutt
                                    Title: Senior Vice President


                                    GREENPOINT CREDIT, LLC,
                                    Servicer and Custodian


                                    By:  /s/ Charles O. Ryan
                                       ________________________________
                                    Name:  Charles O. Ryan
                                    Title:  Senior Vice President


                                    WELLS FARGO BANK MINNESOTA,
                                       NATIONAL ASSOCIATION,
                                    Backup Servicer


                                    By:  /s/ Peter D. Masterman
                                        ________________________________
                                    Name:   Peter D. Masterman
                                    Title:  Vice President


                                    U.S. BANK NATIONAL ASSOCIATION,
                                    not in its individual capacity, but
                                    solely as Trustee


                                    By:  /s/ Sheryl Christopherson
                                        ________________________________
                                    Name:  Sheryl Christopherson
                                    Title:  Vice President

STATE OF _____________  )
                        ) ss.:
COUNTY OF ___________  ).



            On the __th day of July 2002, before me, a notary public in and for said State, personally appeared ________________, known to me to be an ___________________, LEHMAN ABS CORPORATION, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                                                Notary Public

[Notarial Seal]

STATE OF                      )
                              ) ss.:
COUNTY OF                     )



            On the ____day of July 2002, before me, a notary public in and for said State, personally appeared _____________, known to me to be an ____________ of WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                                                Notary Public

[Notarial Seal]

STATE OF                      )
                              ) ss.:
COUNTY OF                     )



            On the ____day of July 2002, before me, a notary public in and for said State, personally appeared ______________, known to me to be an __________________ of GREENPOINT CREDIT, LLC, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                                                Notary Public

[Notarial Seal]

STATE OF                      )
                              ) ss.:
COUNTY OF                     )



            On the ____day of July 2002, before me, a notary public in and for said State, personally appeared _______________, known to me to be an _______________ of U.S. BANK NATIONAL ASSOCIATION, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                                                Notary Public

[Notarial Seal]